UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of The

Securities Exchange Act of 1934

(Amendment No.     )

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GenCorp Inc.

(Name of Registrant as Specified in Its Charter)

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2001 Aerojet Road Rancho Cordova, CA 95742

February 7, 2014

Dear Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of GenCorp Inc., which will be held on March 20, 2014 at 9:00 a.m. Eastern time, at the Omni Berkshire Place, 21 East 52nd Street, New York, New York. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We have elected to take advantage of the Securities and Exchange Commission’s rule that allows us to furnish our proxy materials to our shareholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. On or about February 7, 2014, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our shareholders. This Notice contains instructions on how to access the Notice of Annual Meeting, Proxy Statement and Annual Report to Shareholders online. You will not receive a printed copy of these materials, unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials. For those participants who hold shares of GenCorp’s common stock in the GenCorp Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card by mail.

On behalf of the Board of Directors and the management of GenCorp Inc., I extend our appreciation for your continued support.

Very truly yours,

/s/ Warren G. Lichtenstein

WARREN G. LICHTENSTEIN

Chairman of the Board

2001 Aerojet Road Rancho Cordova, CA 95742

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:	9:00 a.m. Eastern time on Thursday, March 20, 2014

PLACE:	The Omni Berkshire Place, 21 East 52nd Street, New York, New York

ITEMS OF BUSINESS:	1.	To elect eight directors to our Board of Directors to serve until the 2015 annual meeting of shareholders and until their respective successors have been duly elected and qualified;

	2.	To consider and approve the reincorporation of the Company from the State of Ohio to the State of Delaware;

	3.	To consider and approve an advisory resolution regarding the compensation of GenCorp’s Named Executive Officers;

	4.	To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2014; and

	5.	To consider and act on such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

RECORD DATE:	You are entitled to vote at the 2014 Annual Meeting if you were a shareholder of record at the close of business on January 22, 2014.

ANNUAL MEETING ADMISSION:	In addition to a form of valid photo identification, you must bring evidence of your ownership of GenCorp common stock (which, if you are a beneficial holder, can be obtained from your bank, broker or other record holder of your shares) in order to be admitted.

PROXY VOTING:	It is important that your shares be represented and voted at the meeting. You may vote your shares by voting in person at the meeting, by Internet, by telephone or by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. Participants in the GenCorp Retirement Savings Plan must follow the voting instructions provided by Fidelity Management Trust Company. See details under the heading “How do I vote?”

INSPECTION OF LIST OF SHAREHOLDERS OF RECORD:	A list of the shareholders of record as of the record date will be available for inspection at the Annual Meeting.

By Order of the Board of Directors, /s/ KATHLEEN E. REDD Vice President, Chief Financial Officer and Assistant Secretary

2001 Aerojet Road Rancho Cordova, CA 95742

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On March 20, 2014

GENERAL INFORMATION

The Board of Directors (the “Board”) of GenCorp Inc., an Ohio corporation (“GenCorp” or the “Company”) solicits the enclosed proxy for use at the Company’s 2014 annual meeting of shareholders (the “Annual Meeting”) to be held at the Omni Berkshire Place, 21 East 52nd Street, New York, New York on March 20, 2014 at 9:00 a.m. Eastern time.

FREQUENTLY ASKED QUESTIONS

WHY DID I RECEIVE THIS PROXY STATEMENT?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a shareholder of the Company’s common stock, par value $0.10 per share (“Common Stock”), at the close of business (5:00 p.m. Eastern time) on January 22, 2014, (the “Record Date”) and therefore you are entitled to vote at the Annual Meeting. This Proxy Statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about the Company’s Board of Directors (“Directors”) and executive officers.

We are providing you with a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) and access to these proxy materials in connection with the solicitation by the Board of the Company to be used at the Annual Meeting and at any adjournment or postponement. The Notice of Internet Availability will be sent to shareholders of record and beneficial shareholders starting on or around February 7, 2014. The Proxy materials, including the Notice of Annual Meeting, Proxy Statement, and 2013 Annual Report, will be made available to shareholders on the Internet on February 7, 2014. For those participants who hold shares of GenCorp’s Common Stock in the GenCorp Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card for those shares.

WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THIS YEAR INSTEAD OF A FULL SET OF PROXY MATERIALS?

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to the Company’s proxy materials over the Internet rather than printing and mailing them to all shareholders. We believe electronic delivery will expedite the receipt of these materials, reduce the environmental impact of our annual meeting materials and will help lower our costs. Therefore, the Notice of Internet Availability will be mailed to shareholders (or e-mailed, in the case of shareholders that have previously requested to receive proxy materials electronically) starting on or around February 7, 2014. The Notice of Internet Availability will provide instructions as to how shareholders may access and review the proxy materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions. In addition, shareholders may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future shareholder meetings. Please note that, while our proxy materials are available at www.proxyvote.com referenced in the Notice of Internet Availability, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.

WHY DID I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY?

You may receive multiple Notices of Internet Availability if you hold your shares of GenCorp’s Common Stock in multiple accounts (such as through a brokerage account). If you hold your shares of GenCorp’s Common Stock in multiple accounts you should vote your shares as described in each separate Notice of Internet Availability you receive.

IF GENCORP IS UTILIZING NOTICE OF INTERNET AVAILABILILTY, WHY DID I RECEIVE A FULL SET OF ANNUAL MEETING MATERIALS AND A PROXY CARD?

For those participants who hold shares of GenCorp’s Common Stock in the GenCorp Retirement Savings Plan, you will receive a full set of annual meeting materials and proxy card for those shares. Fidelity Management Trust Company, (the “Trustee”), is not utilizing Notice of Internet Availability for the GenCorp Retirement Savings Plan participants.

WHAT AM I VOTING ON?

You are voting on the following items of business at the Annual Meeting:

•	To elect eight directors to our Board of Directors (the Board’s nominees are: Thomas A. Corcoran; James R. Henderson; Warren G. Lichtenstein; David A. Lorber; Merrill A. McPeak; James H. Perry; Scott J. Seymour; and Martin Turchin) to serve until the 2015 annual meeting of shareholders and until their respective successors have been duly elected and qualified (“Proposal 1”);

•	To consider and approve the Company’s reincorporation from the State of Ohio to the State of Delaware (“Proposal 2”);

•	To consider and approve an advisory resolution regarding the compensation of GenCorp’s Named Executive Officers (“Proposal 3”);

•	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2014 (“Proposal 4”); and

•	Any other matter that may properly be brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE?

Shareholders of record as of the Record Date are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD?

The Board recommends that you vote your shares “FOR” each of the Board’s eight nominees standing for election to the Board; “FOR” approval of the reincorporation of the Company from the State of Ohio to the State of Delaware; “FOR” the advisory resolution regarding the compensation of GenCorp’s Named Executive Officers; and “FOR” the ratification of PwC, an independent registered public accounting firm, as independent auditors of the Company.

HOW DO I VOTE?

It is important that your shares are represented at the Annual Meeting whether or not you attend the meeting in person. To make sure that your shares are represented, we urge you to vote as soon as possible.

SHARES HELD IN THE GENCORP RETIREMENT SAVINGS PLAN

Please follow the voting instructions provided by Fidelity Management Trust Company, the Trustee. You may sign, date and return a voting instruction card to the Trustee or submit voting instructions by telephone or the Internet. If you provide voting instructions by mail, telephone, or the Internet, the Trustee will vote your shares as you have directed (or not vote your shares, if that is your direction). If you do not provide voting instructions, the Trustee will vote your shares in the same proportion as shares for which the Trustee has received voting instructions. You must submit voting instructions to the Trustee by no later than March 17, 2014 at 11:59 p.m. Eastern time in order for your shares to be voted as you have directed by the Trustee at the Annual Meeting. GenCorp Retirement Savings Plan participants may not vote their Plan shares in person at the Annual Meeting.

SHARES HELD BY YOU, YOUR BROKER, BANK OR OTHER HOLDER OF RECORD

You may vote in several different ways:

In person at the Annual Meeting

You may vote in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proxy properly designating that person. If you are the beneficial owner of shares held in “street name,” you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.

By telephone

You may vote by calling the toll-free telephone number indicated on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded.

By Internet

You may vote by going to the Internet web site indicated on your proxy card. Confirmation that your voting instructions have been properly recorded will be provided.

By mail

You may vote by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. A postage-paid envelope will be provided along with the proxy card.

Telephone and Internet voting for shareholders of record will be available until 11:59 p.m. Eastern time on March 19, 2014. A mailed proxy card must be received by March 19, 2014 in order to be voted at the Annual Meeting. The availability of telephone and Internet voting for beneficial owners of other shares held in “street name” will depend on your broker, bank or other holder of record and we recommend that you follow the voting instructions on the Notice of Internet Availability that you receive from them.

If you are mailed a set of proxy materials and a proxy card or voting instruction card and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction card. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting.

MAY I ATTEND THE MEETING?

All shareholders and properly appointed proxy holders may attend the Annual Meeting. Shareholders who plan to attend must present valid photo identification. If you hold your shares in a brokerage account, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the Record Date or a legal proxy from your broker or nominee. A legal proxy is required if you hold your shares in a brokerage account and you plan to vote in person at the Annual Meeting. Shareholders of record will be verified against an official list available at the Annual Meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with GenCorp’s transfer agent, Computershare Shareowner Services, LLC, you are considered a “shareholder of record” or a “registered shareholder” of those shares. In this case, your Notice of Internet Availability has been sent to you directly by Broadridge Financial Solutions, Inc. If your shares are held in a stock brokerage account or by a bank, trust or other nominee or custodian, including shares you may own as a participant in the Company’s Retirement Savings Plan, you are considered the “beneficial owner” of those shares, which are held in “street name.” A Notice of Internet Availability has been forwarded to you by or on behalf of your broker, bank, trustee or other holder who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other holder of record as to how to vote your shares by following their instructions for voting.

WHAT ARE BROKER NON-VOTES AND HOW ARE THEY COUNTED?

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the Annual Meeting. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange (“NYSE”). On non-routine matters such as Proposal Nos. 1 through 3, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter. For these reasons, please promptly vote by telephone, or Internet, or sign, date and return the voting instruction card your broker or nominee has enclosed, in accordance with the instructions on the card.

MAY I CHANGE MY VOTE?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	Returning a later-dated, signed proxy card;

•	Sending written notice of revocation to the Company, c/o the Secretary;

•	Submitting a new, proper proxy by telephone, Internet or paper ballot, after the date of the earlier voted proxy; or

•	Attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes cast for a nominee will be counted in favor of election. Abstentions and broker non-votes will not count either in favor of, or against, election of a nominee. Proxies cannot be voted for a greater number of persons than the number of Directors set by the Board for election. Proposal 2 will require a two-thirds vote of the outstanding shares. Proposals 3 and 4 will require the affirmative vote of a majority of all of the votes cast. Abstentions and broker non-votes will have the effect of negative votes with respect to Proposal 2. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposals 3 and 4.

DO SHAREHOLDERS HAVE CUMULATIVE VOTING RIGHTS WITH RESPECT TO THE ELECTION OF DIRECTORS?

No. Shareholders do not have cumulative voting rights with respect to the election of Directors.

WHAT CONSTITUTES A QUORUM?

As of the Record Date, [            ] shares of Common Stock were outstanding. A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter and broker “non-votes” will be included at the Annual Meeting for quorum purposes. Shares represented by proxy as to which no voting instructions are given as to matters to be voted upon will be included at the Annual Meeting for quorum purposes.

WHAT IS THE COMPANY’S INTERNET ADDRESS?

The Company’s Internet address is www.GenCorp.com. You can access this Proxy Statement and the Company’s 2013 Annual Report on Form 10-K at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Copies are also available in print to any shareholder or other interested person who requests it by writing to Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742.

WHY IS GENCORP PROPOSING TO REINCORPORATE IN DELAWARE?

We believe that reincorporation from the State of Ohio to the State of Delaware (the “Reincorporation”) will give us more flexibility, clarity and predictability with respect to our corporate, legal and governance affairs and that the Company and its shareholders would benefit from such advantages. The Delaware General Corporation Law of the State of Delaware (“DGCL”) is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Ohio General Corporation Law (“OGCL”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to facilitate corporate governance by our officers and directors by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation also may enable the Company to attract and retain more easily qualified candidates willing to serve on the Board and in management because many such candidates are already familiar with Delaware corporate law, including provisions relating to director and officer indemnification, from their past business experience. In addition, Delaware law provides more predictability than Ohio law with respect to the liability of directors and officers, including what constitutes an actionable breach of fiduciary duties.

As the Company plans for the future, we believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based.

HOW WILL THE REINCORPORATION BE ACCOMPLISHED, AND WHAT WILL THE EFFECTS BE ON THE COMPANY?

We are incorporated in Ohio and, as such, our corporation is currently governed by Ohio law. As a result of the Reincorporation, we will be incorporated in Delaware and our corporation will be governed by Delaware law. The Reincorporation will be effected by a plan of conversion, which will provide that we will: (1) file with the

Secretary of State of the State of Ohio a certificate of conversion, and (2) file with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation. The plan of conversion, the Ohio certificate of conversion, the Delaware certificate of conversion and the Delaware certificate of incorporation will be substantially in the forms appended to this Proxy Statement as Appendix A, Appendix B, Appendix C and Exhibit A to Appendix A, respectively.

In the Reincorporation, each outstanding share of our Common Stock will automatically be converted into one share of common stock of GenCorp Inc., a Delaware corporation into which we will be deemed converted upon the completion of the Reincorporation (“GenCorp (Delaware)”). Outstanding options to purchase shares of our Common Stock and other equity awards relating to our Common Stock likewise will become options to purchase the same number of shares of common stock or equity awards, as applicable, of GenCorp (Delaware), with no change in the exercise price or other terms or provisions of the options or equity awards. Your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by Reincorporation.

Our business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the Reincorporation. Following the Reincorporation, our name will continue to be “GenCorp Inc.” and our shares of Common Stock will continue to be listed on the New York Stock Exchange under the symbol “GY.”

WHO MUST APPROVE THE DELAWARE REINCORPORATION?

The affirmative vote of the holders of at least two-thirds of our outstanding Common Stock is required to approve the Reincorporation in Delaware.

HOW WILL THE REINCORPORATION AFFECT MY RIGHTS AS A SHAREHOLDER?

Your rights as a shareholder currently are governed by Ohio law and the provisions of our Articles of Incorporation, as amended, and our Amended Code of Regulations (the “Code of Regulations”). As a result of the Reincorporation, you will become a shareholder of GenCorp (Delaware) with rights governed by Delaware law and the provisions of the certificate of incorporation and the bylaws of GenCorp (Delaware), which differ in certain respects from your current rights. These important differences are discussed and summarized in this Proxy Statement under “Proposal 2 – Approval of the Reincorporation of the Company from the State of Ohio to the State of Delaware – Rights of our Shareholders Prior to and After the Reincorporation from Ohio to Delaware.” Forms of GenCorp (Delaware)’s certificate of incorporation and bylaws are appended to this Proxy Statement as Exhibits A and B to Appendix A.

WILL GENCORP (DELAWARE) HAVE NEW “ANTI-TAKEOVER” PROTECTION?

Generally, no. The Reincorporation is not being proposed for anti-takeover reasons. In fact, the statutory anti-takeover provisions available to Delaware companies are generally believed to be less extensive than those available to Ohio companies. For a discussion of possible anti-takeover effects of the Reincorporation, see “Proposal 2 – Approval of the Reincorporation of the Company from the State of Ohio to the State of Delaware – Possible Anti-Takeover Effect of Provisions.”

WHO WILL MANAGE GENCORP (DELAWARE)?

The current directors and officers of the Company will become the directors and officers of GenCorp (Delaware).

SHOULD I SEND IN MY STOCK CERTIFICATES?

No. Please do not send us your stock certificates. Following the Reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales (through a broker or otherwise) of shares of GenCorp (Delaware) common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of GenCorp (Delaware), and if you do so, it will be at your own cost.

WHAT ARE THE TAX CONSEQUENCES OF THE REINCORPORATION TO ME?

The Reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. Generally, you will have the same basis in and holding period with respect to the GenCorp (Delaware) common stock received by you pursuant to the Reincorporation as you have in the shares of our Common Stock held by you as of immediately prior to the time the Reincorporation is consummated. See also “Proposal 2 – Approval of the Reincorporation of the Company from the State of Ohio to the State of Delaware – Certain Federal Income Tax Consequences.”

WILL ANY OTHER MATTERS BE VOTED ON?

As of the date of this Proxy Statement, our management knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Annual Meeting and call for a vote of the shareholders, validly executed proxies in the enclosed form will be voted in accordance with the recommendation of the Board.

WHO IS SOLICITING PROXIES UNDER THIS PROXY STATEMENT?

The Company expects to retain a proxy solicitation firm to solicit proxies on its behalf in connection with the Annual Meeting. The cost of soliciting proxies in the enclosed form will be borne by the Company. Such proxy solicitor may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries.

ARE THERE DISSENTER’S OR APPRAISAL RIGHTS?

The Company’s shareholders are not entitled to dissenter’s or appraisal rights under Ohio law in connection with any of the Items of Business, including with respect to Proposal 2.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Amended Code of Regulations provides for a Board of not less than seven or more than seventeen Directors, and authorizes the Board to determine from time to time the number of Directors within that range that will constitute the Board by the affirmative vote of a majority of the members then in office. The Board has fixed the number of Directors to be elected at the Annual Meeting at eight.

The Board has proposed the following nominees for election as Directors at the Annual Meeting: Thomas A. Corcoran; James R. Henderson; Warren G. Lichtenstein; David A. Lorber; Merrill A. McPeak; James H. Perry; Scott J. Seymour; and Martin Turchin. Each nominee elected as a Director will continue in office until the next annual meeting of shareholders at which their successor has been elected, or until his resignation, removal from office, or death, whichever is earlier.

The Board recommends a vote FOR the election of these nominees as Directors.

Director Qualifications and Experience

The Board, acting through the Corporate Governance & Nominating Committee, seeks a Board that, as a whole, possesses the experience, skills, background and qualifications appropriate to function effectively in light of the Company’s current and evolving business circumstances. The Corporate Governance & Nominating Committee reviews the size of the Board, the tenure of its Directors and their skills, backgrounds and experiences in determining the slate of nominees and whether to seek one or more new candidates. The Committee seeks directors with established records of significant accomplishments in business and areas relevant to the Company’s strategies. With respect to the nomination of continuing Directors for re-election, the individual’s contributions to the Board are also considered.

All of our Directors bring to our Board a wealth of executive leadership experience derived from their service as executives and, in some cases, chief executive officers of large corporations. They also bring extensive board experience. The process undertaken by the Corporate Governance & Nominating Committee in recommending qualified director candidates is described in the Director Nominations section on page 16.

Set forth below are the names and ages of the nominees for Directors and their principal occupations at present and for the past five years, as well as their particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director for the Company. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any Directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information concerning the nominees set forth below is given as of December 31, 2013.

THOMAS A. CORCORAN

Director since 2008

Mr. Corcoran has been a Senior Advisor of The Carlyle Group, a private equity investment firm, and the President of Corcoran Enterprises, LLC, a management consulting company, since 2001. Previously Mr. Corcoran was also the President and Chief Executive Officer (“CEO”) of Gemini Air Cargo, Inc., a cargo airline owned by The Carlyle Group, from 2001 to 2004. Prior to that, Mr. Corcoran was President and CEO of Allegheny Teledyne Incorporated, a diversified business from 1999 to 2000. Prior to that, Mr. Corcoran was President and Chief Operating Officer (“COO”) of Lockheed Martin’s Electronics and Space Sectors from 1993 to 1999. Mr. Corcoran began his career in 1967 at General Electric Company in various positions. In 1990, Mr. Corcoran was elected a corporate officer and rose to the number two position in G.E. Aerospace as Vice President and General Manager of G.E. Aerospace Operations. Mr. Corcoran is a director with L-3 Communications Holdings, Inc. (Chairman of the Audit Committee) and ARINC, Inc., a Carlyle Group company. Mr. Corcoran was a Director with Force Protection, Inc., REMEC, Inc., United Industrial Corporation, ONPATH Technologies, Inc. (Chairman), LaBarge, Inc. (Audit Committee member), Aer Lingus, Ltd. based in Dublin, Ireland and Serco, Ltd. based in Surry, UK. Mr. Corcoran serves as a director of American Ireland Fund, is on the board of trustees of Stevens Institute of Technology and is a trustee emeritus at Worcester Polytechnic Institute. Mr. Corcoran brings to the Board considerable industry knowledge gained from extensive experience as a senior executive in the aerospace industry. Mr. Corcoran also brings to the Board significant public company board experience, including service as a director of a Fortune 500 company. Mr. Corcoran currently serves as a member of the Organization & Compensation Committee and as a member of the Corporate Governance & Nominating Committee. Age 69.

JAMES R. HENDERSON

Director since 2008

Mr. Henderson was a Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Partners Holdings L.P., a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services, until April 2011. He was associated with Steel Partners LLC and its affiliates from August 1999 until April 2011. Mr. Henderson served as a director of DGT Holdings Corp., a manufacturer of proprietary high-voltage power conversion subsystems and components, from November 2003 until December 2011. Mr. Henderson also served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from January 2002 to March 2010. Mr. Henderson was an Executive Vice President of SP Acquisition Holdings, Inc. (“SPAH”), a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009. He was a director of Angelica Corporation, a provider of healthcare linen management services, from August 2006 to August 2008. Mr. Henderson was a director and CEO of the predecessor entity of Steel Partners Holdings L.P., WebFinancial Corporation (“WebFinancial”), from June 2005 to April 2008, President and COO from November 2003 to April 2008, and was the Vice President of Operations from September 2000 to December 2003. He was also the CEO of WebBank, a wholly-owned subsidiary of Steel Partners Holdings L.P., from November 2004 to May 2005. He was a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 to September 2003 and was acting CEO from July 2002 to March 2003. He served as the Chairman of the Board of Point Blank Solutions, Inc. (“Point Blank”), a designer and manufacturer of protective body armor, from August 2008 until October 2011, CEO from June 2009 until October 2011, and was Acting CEO from April 2009 to May 2009. Mr. Henderson was also the CEO and Chairman of the Board of Directors of certain subsidiaries of Point Blank. On April 14, 2010, Point Blank and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Chapter 11 petitions are being jointly administered under the caption “In re Point Blank Solutions, Inc., et. al.” Case No. 10-11255, which case is ongoing. He has served as the CEO of Point Blank Enterprises, Inc., the successor to the business of Point Blank, from October 2011 to September 2012. Mr. Henderson serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of GenCorp, and since July 2013 has served as Chairman and acting CEO of School Specialty, Inc., a company that provides education-related products, programs and services. Mr. Henderson’s substantial experience advising and managing public companies provides the Board with well-developed leadership skills and ability to promote the best interests of shareholders. Mr. Henderson currently serves as the Chairman of the Corporate Governance & Nominating Committee and as a member of the Audit Committee. Age 56.

WARREN G. LICHTENSTEIN

Director since 2008

Mr. Lichtenstein has served as the Chairman of the Board of the general partner of Steel Partners Holdings L.P. since July 15, 2009, and as CEO from July 15, 2009 until February 26, 2013, at which time he became the Executive Chairman. He is also the Chairman and CEO of Steel Partners LLC and has been associated with Steel Partners LLC and its affiliates since 1990. He is a Co-Founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a private investment partnership investing in Japan, and Steel Partners China Access I LP, a private equity partnership investing in China. In 1993, he also co-founded Steel Partners II, L.P., a private investment partnership that is now a wholly-owned subsidiary of Steel Partners Holdings L.P. He has served as Chairman of the Board of Handy & Harman Ltd., a diversified manufacturer of engineered niche industrial products, since July 2005. He has served as Chairman of the Board of ModusLink Global Solutions, Inc. since March 2013. He has served as a director of SLI since March 2010. He previously served as a director (formerly Chairman of the Board) of SLI from

January 2002 to May 2008 and served as CEO from February 2002 to August 2005. Mr. Lichtenstein served as the Chairman of the Board, President and CEO of SPAH from February 2007 until October 2009. Mr. Lichtenstein has served as a director (currently Chairman of the Board) of Steel Excel Inc., a company whose business currently consists of a sports-related segment and an oilfield services segment, since October 2010. He served as a director of WebFinancial from 1996 to June 2005, as Chairman and CEO from December 1997 to June 2005 and as President from December 1997 to December 2003. From May 2001 to November 2007, Mr. Lichtenstein served as a director (formerly Chairman of the Board) of United Industrial Corporation, a company principally focused on the design, production and support of defense systems, which was acquired by Textron Inc. He served as a director of KT&G Corporation, South Korea’s largest tobacco company, from March 2006 to March 2008. Mr. Lichtenstein served as a director of Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, from January 2004 to October 2006. Mr. Lichtenstein is qualified to serve as a director due to his expertise in corporate finance, record of success in managing private investment funds and his service as a director of, and advisor to, a diverse group of public companies. Mr. Lichtenstein currently serves as the Chairman of the Board and a member of the Organization & Compensation Committee. Age 48.

DAVID A. LORBER

Director since 2006

Mr. Lorber is a Co-Founder and Portfolio Manager for FrontFour Capital Group LLC, a hedge fund since 2007. Mr. Lorber is also a Co-Founder and Principal of FrontFour Capital Corp. Previously, Mr. Lorber was a Senior Investment Analyst at Pirate Capital LLC, a hedge fund from 2003 to 2006. Prior to that, Mr. Lorber was an Analyst at Vantis Capital Management LLC, a money management firm and hedge fund from 2001 to 2003 and an Associate at Cushman & Wakefield, Inc. Mr. Lorber also serves as a Director of Ferro Corporation. Mr. Lorber served as a Director of Fisher Communications Inc. and of Huntingdon Capital Corp. and as a Trustee of IAT Air Cargo Facilities Income Fund. Mr. Lorber brings to the Board significant financial and investment industry experience and experience as a public company director. Mr. Lorber currently serves as Chairman of the Organization & Compensation Committee and as a member of the Audit Committee. Age 35.

MERRILL A. McPEAK

Director since 2013

General McPeak (USAF, retired) was Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff from October 1990 until October 1994. During this period, he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the United States and abroad. As a member of the Joint Chiefs of Staff, he and the other service chiefs were military advisors to the Secretary of Defense, the National Security Council and the President of the United States. Following retirement from active service, General McPeak began a second career in business. Since 1995, General McPeak has been President of McPeak and Associates, a management consulting firm that is active as an investor, advisor and director of early development stage companies. A subsidiary, Lost Wingman Press, recently published Hangar Flying; book one of a planned three-volume memoir. General McPeak has long service as a director of public companies, including Tektronix, Inc. and Trans World Airlines, Inc. He was for several years Chairman of ECC International Corp. His current public company directorships include Lion Biotechnologies, Inc. (f/k/a Genesis Biopharma) (since 2011, and for which he was acting CEO from January to July 2013) focused on immunology for treatment of Stage IV metastatic melanoma, Research Solutions, Inc. (f/k/a Derycz Scientific) (since 2010), publishing and distributing scientific journal articles, Miller Energy Resources (since 2010), engaged in oil and gas exploration and production, and DGT Holdings Corp. (since 2005), a real estate business. He previously served as a director of Mosquito Consolidated Gold (Chairman, 2011-2012), Point Blank Solutions, Inc. (2008-2011), MathStar, Inc. (2005-2010), QPC Lasers (Vice Chairman, 2006-2009), and Gigabeam Corp. (2004-2009). From 2003 to 2012, General McPeak was Chairman of Ethicspoint, Inc., a Portland, Oregon-based startup that became a leading provider of risk management and compliance software-as-a-service. In February 2012, Ethicspoint was bought by a private equity firm, merged with other companies and rebranded as NAVEX Global. General McPeak remains a board member of NAVEX Global. He also currently serves as Chairman of Coast Plating, Inc., a Los Angeles-based, privately held provider of metal processing and finishing services, primarily to the aerospace industry. General McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University. In 1992, San Diego State University honored General McPeak with its first ever Lifetime Achievement Award. In 1995, George Washington University gave him its Distinguished Alumni Award, the “George.” He was among the initial seven inductees to the Oregon Aviation Hall of Honor. He is a member of the Council on Foreign Relations, New York City. In 2008 and 2009, General McPeak was a national co-chairman of Obama for President. In 2011, he became Chairman of the American Battle Monuments Commission, the federal agency that oversees care and maintenance of 24 cemeteries abroad that constitute the final resting place for almost 125,000 American war dead. General McPeak will bring to the Board extensive experience in management consulting and a successful military career, including his position as Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff. General McPeak currently serves as a member of the Organization & Compensation Committee and as a member of the Corporate Governance & Nominating Committee. Age 77.

JAMES H. PERRY

Director since 2008

Mr. Perry, until his retirement in 2008, served as Vice President of United Industrial Corporation, which, through its wholly-owned subsidiary AAI Corporation, designs, produces and supports aerospace and defense systems, from 1998 to 2007, as Chief Financial Officer (“CFO”) from 1995 to 2007, as Treasurer from 1994 to 2005, and as Controller from 2005 to 2007. Mr. Perry served as CFO of AAI Corporation from 2000 to 2007, as Treasurer from 2000 to 2005, and as Vice President from 1997 to 2007. Mr. Perry, a certified public accountant, held various positions in the Assurance practice of Ernst & Young LLP, a global leader in assurance, tax, transaction and advisory services, from 1987 to 1994. Mr. Perry’s qualifications which encompass his executive leadership skills in the aerospace and defense industry and experience as a certified public accountant including his tenure with a major accounting firm servicing numerous publically traded companies provides the Board with sophisticated financial expertise and oversight. Mr. Perry currently serves as Chairman of the Audit Committee. Age 52.

SCOTT J. SEYMOUR

Director since 2010

Mr. Seymour has served as President and CEO of the Company since January 2010. He served as President of Aerojet Rocketdyne, Inc. (“Aerojet Rocketdyne,” f/k/a Aerojet-General Corporation) from January 2010 until August 2012. Prior to that, Mr. Seymour had served as a consultant to Northrop Grumman Corporation, a global defense and technology company (“Northrop”), since March 2008. Mr. Seymour joined Northrop in 1983. Prior to becoming a consultant in March 2008, Mr. Seymour most recently served as Corporate Vice President and President of Integrated Systems Sector of Northrop from 2002 until March 2008. Mr. Seymour also served as Vice President, Air Combat Systems, Vice President and B-2 Program Manager and Vice President, Palmdale Operations, of Northrop, from 1998 to 2001, 1996 to 1998 and 1993 to 1996, respectively. Prior to joining Northrop, Mr. Seymour was involved in the manufacture and flight-testing of F-14A, EF-111A and F/A-18A aircraft for each of Grumman Aerospace Corporation and McDonnell Aircraft Company. Mr. Seymour is a member of the National Museum United States Air Force Board of Managers and the Board of the Air Warrior Courage Foundation. He is also a member of the Florida Institute of Technology Board of Trustees and a director of the Astronauts Memorial Foundation. Mr. Seymour serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of GenCorp. Mr. Seymour’s extensive experience as a senior executive provides the Board with significant operational expertise and an in-depth knowledge of the aerospace and defense industry. Age 63.

MARTIN TURCHIN

Director since 2008

Mr. Turchin is a Vice-Chairman of CB Richard Ellis, the world’s largest real estate services company, a position he has held since 2003. Previously, Mr. Turchin served as a Vice-Chairman of a subsidiary of Insignia Financial Group, a real estate brokerage, consulting and management firm from 1996 to 2003. Prior to that, Mr. Turchin was a principal and Vice-Chairman of Edward S. Gordon Company, a real estate brokerage, consulting and management firm from 1985 to 1996. Mr. Turchin has been a director of Boston Properties, a real estate investment trust, for more than ten years. Mr. Turchin held various positions with Kenneth E. Laub & Company, Inc., a real estate company, where he was involved in real estate acquisition, financing, leasing and consulting from 1971 to 1985. Mr. Turchin also serves as a trustee for the Turchin Family Charitable Foundation. Mr. Turchin serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of GenCorp. Mr. Turchin’s considerable experience in the real estate industry and service as a director of public companies provides the board with valuable expertise in real estate matters and experience in advising companies. Mr. Turchin currently serves as a member of the Audit Committee and as a member of the Corporate Governance & Nominating Committee. Age 72.

The Board unanimously recommends that shareholders vote FOR each of these nominees as Directors by executing and returning the proxy card or voting by one of the other ways indicated thereon. Proxies solicited by the Board will be so voted unless shareholders specify otherwise.

Voting for Directors

The Company has no provision for cumulative voting in the election of Directors. Therefore, holders of Common Stock are entitled to cast one vote for each share held on the Record Date for each of the candidates for election. Directors are elected by a plurality of the votes cast at the Annual Meeting; however, the Board has adopted a majority vote policy. Pursuant to such policy, in an uncontested election, any nominee for Director who receives a greater number of votes “withheld” for his election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his resignation after such election for consideration by the Corporate Governance & Nominating Committee. In determining its recommendation to the Board, the Corporate Governance & Nominating Committee will consider all factors deemed relevant by its members. These factors may include the underlying reasons why shareholders “withheld” votes for election from such Director (if ascertainable), the length of service and qualifications of the Director whose resignation has been tendered, the Director’s contributions to the Company, whether by accepting such resignation the Company will no longer be in compliance with any applicable law, rule, regulation or governing document, and whether or not accepting the resignation is in the best interests of the Company and our shareholders. Within 90 days thereafter, the Board, taking into account the recommendation of the Corporate Governance & Nominating Committee and such additional information and factors that the Board believes to be relevant, must determine whether to accept or reject the resignation. The Director that tendered the resignation shall not participate in the consideration or determination of whether to accept such resignation. The Board shall disclose by press release its decision to accept or reject the resignation and, if applicable, the reasons for rejecting the resignation. If a majority of the Corporate Governance & Nominating Committee members receive a Majority Withheld Vote at the same election, then the independent Directors who did not receive a Majority Withheld Vote will appoint a committee of independent Directors to consider the resignation offers and recommend to the Board whether to accept or reject them.

Votes cast for a nominee will be counted in favor of election. Abstentions and broker non-votes will not count either in favor of, or against, election of a nominee. It is the intention of the persons named in the accompanying form of proxy to vote for the election of the Board’s nominees, unless authorization to do so is withheld. Proxies cannot be voted for a greater number of persons than the number of Directors set by the Board for election. If, prior to the Annual Meeting, a nominee becomes unable to serve as a Director for any reason, the proxy holders reserve the right to substitute another person of their choice in such nominee’s place and stead. It is not anticipated that any nominee will be unavailable for election at the Annual Meeting.

Retirement Policy

On January 30, 2013, the Board approved the elimination of the mandatory retirement policy for Directors.

Meetings of the Board

The Board held 10 meetings during fiscal 2013. All of the Directors who served during fiscal 2013 attended at least 75% of the regularly scheduled and special meetings of the Board and Board committees on which they served and to which they were invited in fiscal 2013. All of the Board’s nominees for election at the Annual Meeting are expected to attend the Annual Meeting. All of the Directors nominated for election at the 2013 annual meeting of shareholders were present at such meeting.

Meetings of Non-Employee Directors

Non-employee Directors (consists of all Directors other than Mr. Seymour), all of whom are independent, meet in executive session as part of each regularly scheduled Board meeting. In 2013, the Chairman of the Board presided at all such executive sessions. In the event of the Chairman’s absence, another non-employee Director is chosen to preside.

Board Leadership Structure

In February 2007, as part of its ongoing commitment to corporate governance, the Board made a decision to separate the positions of Chairman of the Board and CEO. Prior to February 2007, the positions of Chairman of the Board and CEO were historically held by the same person. In March 2007, the Company’s shareholders approved the Board’s recommendations to amend the Company’s Amended Code of Regulations (as amended from time to time, the “Code of Regulations”) to allow the Board the flexibility to choose whether to elect a non-executive Chairman, who would not be an officer of the Company, or have one person serve in both capacities. Since March 2007, the Board has appointed a non-executive to serve as Chairman of the Board.

Pursuant to the Company’s corporate governance guidelines, the duties of the non-executive Chairman of the Board include:

•	preparing the agenda for Board meetings in consultation with the CEO;

•	presiding over all meetings of the shareholders and Board, including all executive sessions of the independent Directors;

•	serving as liaison between the CEO and the Board;

•	collaborating with senior management to provide timely information to the Board; and

•	collaborating with the Organization & Compensation Committee to review the performance of the CEO.

As directors continue to have increasingly more oversight responsibilities, the Company believes it is beneficial to have an independent Chairman whose sole responsibility is leading the Board, leaving the CEO’s main focus on the Company’s business goals and promoting both short-term and long-term growth.

Pursuant to the Code of Regulations and the Company’s corporate governance guidelines, the Board determines the leadership structure of the Company. As part of the Board’s annual self-evaluation process, the Board evaluates the Company’s leadership structure to ensure that it provides the optimal structure for the Company and shareholders. At this time, the Board believes the current leadership structure, with Mr. Seymour serving as CEO and Mr. Lichtenstein serving as Chairman of the Board, is the most advantageous for the Company. However, the Board recognizes that there is no single, generally accepted approach to providing corporate leadership, and the Company’s leadership structure may change in the future as circumstances warrant.

Board Role in Risk Oversight

Management has the primary responsibility for identifying and managing the risks facing the Company, subject to the oversight of the Board. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Company’s Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. The Company’s Board receives frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

The Board of Directors relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. The Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Organization & Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. The Corporate Governance & Nominating Committee oversees risks relating to the Company’s corporate compliance programs and assists the Board and management in promoting an organizational culture that encourages commitment to ethical conduct and a commitment to compliance with the law. Each of these committees is required to regularly report on its actions and to make recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function. The Board retains oversight responsibility for all subject matters not specifically assigned to a committee, including risks presented by the Company’s business strategy, competition, regulation, general industry trends, and capital structure.

Determination of Independence of Directors

The Board has determined that to be considered independent, a Director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a Director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders. In making its assessment of independence, the Board considers any and all material relationships not merely from the standpoint of the Director, but also from that of persons or organizations with which the Director has or has had an affiliation, or those relationships which may be material, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board also considers whether a Director was an employee of the Company within the last five years. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent” Director, including those set forth in pertinent listing standards of the NYSE as in effect from time to time. The NYSE’s listing standards require that all listed companies have a majority of independent directors. For a director to be “independent” under the NYSE listing standards, the board of directors of a listed company must affirmatively determine that the director has no material relationship with the company, or its subsidiaries or affiliates, either directly or as a partner, shareholder or officer of an organization that has a relationship with the company or its subsidiaries or affiliates. In accordance with the NYSE listing standards, the Board has affirmatively determined that each of the Board’s nominees, other than Mr. Seymour, have no material relationships with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

To determine the independence of its Directors, the Company examined the following NYSE listing standards, which provide that a director is not independent if:

•	the director is, or has been within the last three years, an employee of the listed Company, or an immediate family member is, or has been within the last three years, an executive officer of the listed Company;

•	the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	(a) the director is a current partner or employee of a firm that is the listed Company’s internal or external auditor; (b) the director has an immediate family member who is a current partner of such a firm; (c) the director has an immediate family member who is a current employee of such a firm and personally works on the listed Company’s audit; or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed Company’s audit within that time;

•	the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

•	the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to or received payments from, the listed Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other listed Company’s consolidated gross revenues.

Each of the Board’s nominees, other than Mr. Seymour, has been determined to be “independent” by the NYSE listing standards.

Board Committees

The Board maintains three standing committees: the Audit Committee; the Corporate Governance & Nominating Committee; and the Organization & Compensation Committee. In addition, non-standing committees include the Pricing Committee, the Authorization Committee, and the Benefits Management Committee. Assignments to, and chairs of, the committees are recommended by the Corporate Governance & Nominating Committee and approved by the Board. All committees report on their activities to the Board. Each standing committee operates under a charter approved by the Board. The charters for each of the standing committees are posted on the Company’s web site at www.GenCorp.com and are available in print to any shareholder or interested party who requests them by writing to Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742.

The following table provides the membership and total number of meetings held by each standing committee of the Board in fiscal 2013:

Name	Audit		Corporate Governance & Nominating		Organization & Compensation
Thomas A. Corcoran			X		X
James R. Henderson	X		X	*
Warren G. Lichtenstein					X
David A. Lorber	X				X	*
Merrill A. McPeak			X		X
James H. Perry	X	*
Martin Turchin	X		X
Total meetings in fiscal 2013	5		2		8

*	Committee Chairman

The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that each member of the Audit Committee meets all applicable independence and financial literacy requirements under the NYSE listing standards. The Board has also determined that Mr. Perry is an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. The Audit Committee reviews and evaluates the scope of the audits to be performed by, the adequacy of services performed by, and the fees and compensation of, the independent auditors. The Audit Committee also reviews the Company’s audited financial statements with management and with the Company’s independent auditors and recommends to the Board to include the audited financial statements in the Annual Report on Form 10-K; approves in advance all audit and permitted non-audit services to be provided by the independent auditors; reviews and considers matters that may have a bearing upon continuing audit or independence; prepares the report of the Audit Committee to be included in the Company’s Proxy Statement; appoints the independent auditors to examine the consolidated financial statements of the Company; reviews and evaluates the scope and appropriateness of the Company’s internal audit function, internal audit plans and system of internal controls; reviews and evaluates the appropriateness of the Company’s selection or application of accounting principles and practices and financial reporting; receives periodic reports from the internal audit and law departments; and reviews and oversees the Company’s compliance with legal and regulatory requirements.

The Corporate Governance & Nominating Committee periodically reviews and makes recommendations to the Board concerning the criteria for selection and retention of Directors, the composition of the Board (including the Chairman of the Board), the structure and function of Board committees, and the retirement policy of Directors. The Corporate Governance & Nominating Committee also assists in identifying, and recommends to the Board, qualified candidates to serve as Directors of the Company and considers and makes recommendations to the Board concerning Director nominations submitted by shareholders. The Corporate Governance & Nominating Committee also periodically reviews and advises the Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments that may significantly affect the Company; reviews and advises the Board regarding adoption or amendment of major Company policies and programs relating to matters of public policy; monitors the proposed adoption or amendment of significant environmental legislation and regulations and advises the Board regarding the impact such proposals may have upon the Company and, where appropriate, the nature of the Company’s response thereto; periodically reviews and advises the Board regarding the status of the Company’s environmental policies and performance under its environmental compliance programs; and periodically reviews and reports to the Board regarding the status of, and estimated liabilities for, environmental remediation. The Board has determined that each member of the Corporate Governance & Nominating Committee meets all applicable independence requirements under the NYSE listing standards.

The Organization & Compensation Committee advises and recommends to the independent Directors the total compensation of the President and CEO. The Organization & Compensation Committee delegated to the President and CEO the final authority to establish the 2013 base salaries of the other executives of the Company within limits previously reviewed by the Organization & Compensation Committee with the President and CEO. The Organization & Compensation Committee also administers the Company’s deferred compensation plan and the GenCorp Amended and Restated 2009 Equity and Performance Incentive Plan (the “2009 Incentive Plan”). The Organization & Compensation Committee periodically reviews the organization of the Company and its management, including major changes in the organization of the Company and the responsibility of management as proposed by the CEO; monitors executive development and succession planning; reviews the effectiveness and performance of senior management and makes recommendations to the Board concerning the appointment and removal of officers; periodically reviews the compensation philosophy, policies and practices of the Company and makes recommendations to the Board concerning major changes, as appropriate; annually reviews changes in the Company’s employee benefit, savings and retirement plans and reports thereon to the Board; and approves, and in some cases recommends to the Board for approval, the compensation of officers, and executives of the Company. The Organization & Compensation Committee also reviews and makes recommendations to the Board regarding the compensation and benefits for Directors. The Board has determined that each member of the Organization & Compensation Committee meets all applicable independence requirements under the NYSE and SEC listing standards. In making its determination, the Board considered all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of an Organization & Compensation Committee member, including but not limited to, (i) the source of the director’s compensation, including any consulting, advisory or other compensatory fees paid by the Company; and (ii) whether the director has an affiliate relationship with the Company.

From time to time, the Board forms special committees to address specific matters.

Director Nominations

The Corporate Governance & Nominating Committee identifies potential director candidates through a variety of means, including recommendations from members of the Corporate Governance & Nominating Committee, the Board, management and shareholders. The Corporate Governance & Nominating Committee also may retain the services of a consultant to assist in identifying candidates. The Corporate Governance & Nominating Committee will consider nominations submitted by shareholders. A shareholder who would like to recommend a nominee should write to the Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742. Any such recommendation must include (i) the name and address of the candidate; (ii) a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate; and (iii) the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

Such nominations must be received by the Chairman of the Corporate Governance & Nominating Committee no later than December 1st immediately preceding the date of the annual meeting of shareholders at which the nominee is to be considered for election. Since the date of the Company’s 2013 Proxy Statement, there have been no material changes to the procedures by which shareholders of the Company may recommend nominees to the Board.

The Corporate Governance & Nominating Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance. Although the Corporate Governance & Nominating Committee does not have a formal diversity policy relating to the identification and evaluation of nominees, the Corporate Governance & Nominating Committee, in addition to reviewing a candidate’s qualifications and experience in light of the needs of the Board and the Company at that time, reviews candidates in the context of the current composition of the Board and the evolving needs of the Company’s businesses.

Communications with Directors

Shareholders and other interested parties may communicate with the Board or individual Directors by mail addressed to: Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, 2001 Aerojet Road, Rancho Cordova, California 95742. The Secretary may initially review communications to the Board or individual Directors and transmit a summary to the Board or individual Directors, but has discretion to exclude from transmittal any communications that are, in the reasonable judgment of the Secretary, inappropriate for submission to the intended recipient(s). Examples of communications that would be considered inappropriate for submission to the Board or a Director include, without limitation, customer complaints, solicitations, commercial advertisements, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.

Compensation Committee Interlocks and Insider Participation

The Organization & Compensation Committee is composed entirely of non-employee independent Directors. As of November 30, 2013, the members of the Organization & Compensation Committee included David A. Lorber (Chairman), Thomas A. Corcoran, Warren G. Lichtenstein and Merrill A. McPeak. All non-employee independent Directors participate in decisions regarding the compensation of the President and CEO. None of the Company’s executive officers serve as a member of the Board or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Organization & Compensation Committee. In addition, none of the Company’s executive officers serve as a member of the Organization & Compensation Committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board.

Director Compensation

The compensation of the Company’s non-employee Directors is determined by the Board upon the recommendations made by the Organization & Compensation Committee. The current Director compensation program was implemented by the Company in 2010 after evaluation of the recommendations by Hay Group, Inc. (“Hay Group”) who was retained by the Organization & Compensation Committee as outside consultants to assess the overall compensation structure for its non-employee Directors. Specifically, the Organization & Compensation Committee requested Hay Group to measure the Company’s director compensation (in total and by pay component) against similarly sized U.S. companies in the aerospace/defense industry based on information disclosed in recent SEC filings, and in the broader general industry, using both proprietary compensation surveys and its knowledge of industry practices. The compensation program was re-evaluated in 2011 and determined to be competitive with the current market. Subsequent to the acquisition of the Pratt & Whitney Rocketdyne division (the “Rocketdyne Business”) of the United Technologies Corporation, Hay Group recommended and the Organization & Compensation Committee approved certain changes to the Director compensation program to recognize the increased size, scale and complexity of the new Aerojet Rocketdyne organization. These changes were effective beginning on November 13, 2013. The Director compensation program, including changes effective on November 13, 2013, is more fully described below.

Annual Retainer Fees

Under our Director compensation program effective beginning on April 2010, and for the Company’s most recently ended fiscal year, each non-employee Director will receive an annual retainer fee of $55,000, with the exception of the Chairman of the Board who receives an annual retainer fee of $110,000. Each non-employee Director will receive $5,000 for service on a standing or long-term special committee of the Board and $3,250 for service on a limited-purpose special committee of the Board. Non-employee Directors who served as Chairman of the Organization & Compensation Committee or Corporate Governance & Nominating Committee will receive an additional annual fee of $10,000 and the Chairman of the Audit Committee will receive an additional $15,000. Non-employee Directors who attend Board meetings in excess of six meetings between any two annual meetings of shareholders will receive $2,000 per each additional Board meeting and non-employee Directors who attend meetings of any single standing or long-term special committee meetings held in excess of six meetings between any two annual meetings of shareholders will receive $1,500 per each additional committee meeting. The annual cash compensation for each non-employee Director serving as a Manager on the Board of Managers of Easton Development Company, LLC is $15,000. Effective November 13, 2013, each non-employee Director will receive $7,500 for service on the Corporate Governance & Nominating or the Organization & Compensation Committees, and $10,000 for service on the Audit Committee.

Non-Employee Directors are given a choice to receive all such Director fees in cash or receiving all or part, but no less than 50%, of such fees in the form of fully vested Company Common Stock, calculated based on the closing price of the Common Stock as reported in the NYSE Composite Transactions (or if such information in such source is unavailable, a source providing similar information selected by the Company) as of the applicable Director pay date, pursuant to the 2009 Incentive Plan. If a non-employee Director elects for any year to receive all or a portion of such fees in the form of fully-vested Common Stock, an additional grant of restricted shares of Common Stock will be given equal in value to 50% of the amount of fees paid in fully-vested Common Stock vesting on the earlier of the Director’s retirement from service from the Board or one year from the date of grant. Non-Employee Directors also have a choice to defer all or a portion of Common Stock and restricted stock grants. Distribution of deferred stock can be made in a single payment or at least two but no more than 10 annual installments, with a choice to begin distribution 30 days following retirement from the Board, on a date specified by the participant, or upon attainment of age 75.

Equity Grants

In April 2013, each non-employee Director received $75,000 worth of equity compensation, with the exception of the Chairman of the Board, who received $95,000 worth of equity compensation pursuant to the 2009 Incentive Plan. This grant consisted of 1,417 restricted shares of Common Stock and 7,355 Stock Appreciation Rights (“SARs”) for non-employee Directors other than the Chairman of the Board, who received 1,795 restricted shares of Common Stock and 9,317 SARs. These awards vest in 50% increments on the six-month and twelve-month anniversary of the grant date. Non-Employee Directors also receive a one-time award of 500 restricted shares of Common Stock as part of their initial election to the Board. All restricted shares of Common Stock may be voted, but ownership may not transfer until such shares are vested. Unless otherwise approved by the Board, unvested shares will be forfeited in the event of a voluntary resignation or refusal to stand for re-election. The SARs have a seven-year term under the 2009 Incentive Plan. Effective November 13, 2013, the annual equity award for each non-employee Director is $90,000, with the exception of the Chairman of the Board who receives an annual equity award of $110,000. Also, effective November 13, 2013, the annual equity awards will be delivered in restricted shares of Common Stock with the same vesting schedule as historical awards.

Equity Ownership Guidelines for Non-employee Directors

In October 2007, the Board adopted equity ownership guidelines under which non-employee Directors are required to own equity in the Company in an amount equal to $150,000. In calculating the amount of equity owned by a Director, the Board looks at the value of Common Stock owned by such Director (restricted stock and stock owned outright), the value of any phantom stock owned by such Director as part of the Deferred Compensation Plan for Non-Employee Directors, if any and the value of any vested “in the money” options or SARs (i.e. market value of Company stock in excess of the strike price for the stock option or SAR). Directors have five years from the date of their election to the Board to meet the thresholds set forth in these equity ownership guidelines. The Board routinely reviews these guidelines and considers adjustments when appropriate, including adjustments for material fluctuations in the Company’s stock price. Effective November 13, 2013, the ownership guideline for non-employee Directors was changed to five-times the annual cash retainer or $275,000. The following table shows the current status of equity ownership for each non-employee Director as of November 30, 2013.

Name	Value of Equity Ownership*	Date of Election	Years as a Director
Thomas A. Corcoran	$2,318,157	09/24/08	5.3
James R. Henderson	4,328,112	03/05/08	5.8
Warren G. Lichtenstein	2,914,492	03/05/08	5.8
David A. Lorber	3,076,266	03/31/06	7.8
Merrill A. McPeak	150,855	03/27/13	0.7
James H. Perry	3,057,116	05/16/08	5.6
Martin Turchin	2,866,307	03/05/08	5.8

*	Value is based on the stock price on November 29, 2013 of $18.34.

Other

The GenCorp Foundation matches employee and Director gifts to accredited, non-profit colleges, universities, secondary and elementary public or private schools located in the United States. Gifts made were matched dollar for dollar up to $3,000 per calendar year.

Non-employee Directors may also elect to participate in the same health benefits programs at the same cost as offered to all of the Company’s employees. One Director participated in this plan for one month in fiscal 2013, and three Directors participated in this plan in full fiscal 2013. The Company also reimburses Directors for reasonable travel and other expenses incurred in attending Board and Committee meetings.

2013 DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding compensation earned or paid to each non-employee Director who served on the Board of Directors in fiscal 2013. Employee Directors are not compensated for services as a director.

Name	Fees Earned or Paid ($)(1)	Stock Awards ($)(2)(3)	Option/SARs Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Thomas A. Corcoran	$81,956	$59,714	$56,243	$—	$197,913
James R. Henderson	118,712	78,092	56,243	—	253,047
Warren G. Lichtenstein	123,213	85,326	71,246	—	279,785
David A. Lorber	96,964	67,218	56,243	—	220,425
Merrill A. McPeak	51,217	50,964	56,243	—	158,424
James H. Perry	91,961	64,716	56,243	—	212,920
Martin Turchin	91,961	64,716	56,243	—	212,920

(1)	The amounts reported in this column for each non-employee Director reflect the dollar amount of the Board and Committee fees paid in fiscal 2013. Non-employee Directors have a choice to receive all or a portion of their director fees in fully vested Common Stock of the Company, in which the number of shares is determined by the closing price of the Common Stock as of the applicable pay date. If a Director elects to receive fees in Common Stock, an additional grant of restricted shares of Common Stock are given in an amount equal in value to 50% of the amount of fees paid in fully vested Common Stock. This additional grant is reported in the “Stock Awards” column. Non-Employee Directors also have a choice to defer all or a portion of Common Stock and restricted stock grants. Distribution of deferred stock can be made in a single payment or at least two but no more than 10 annual installments, with a choice to begin distribution 30 days following retirement from the Board, on a date specified by the participant, or upon attainment of age 75. The following table shows director fees that were paid in fully vested Common Stock in fiscal 2013.

Pay Date		Thomas A. Corcoran	James R. Henderson	Warren G. Lichtenstein	David A. Lorber	Merrill A. McPeak		James H. Perry	Martin Turchin
01-15-13	Stock Awards (#)	1,401	2,803	1,401	1,401			1,401	1,401
01-15-13	Grant Date Fair Value	$13,744	$27,497	$13,744	$13,744	$		$13,744	$13,744
04-15-13	Stock Awards (#)	3,241	5,071	4,335	4,435		1,889	4,037	4,037
04-15-13	Grant Date Fair Value	$40,739	$63,743	$54,491	$55,748		$23,745	$50,745	$50,745
07-15-13	Stock Awards (#)	808	808	1,617	808		808	808	808
07-15-13	Grant Date Fair Value	$13,736	$13,736	$27,489	$13,736		$13,736	$13,736	$13,736
10-15-13	Stock Awards (#)	826	826	1,653	826		826	826	826
10-15-13	Grant Date Fair Value	$13,737	$13,736	$27,489	$13,736		$13,736	$13,736	$13,736

(2)	The amounts reported in these columns for each non-employee Director reflect the grant date fair value of stock awards in fiscal 2013. A description of these awards can be found under the section entitled Long-Term Incentives (Equity-Based Compensation) on page 37. A discussion of the assumptions used in calculating these values may be found in Note 10(c) in the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013.

The following table shows each grant of restricted stock and SARs granted during fiscal 2013 to each non-employee Director who served as a Director in fiscal 2013, and the aggregate grant date fair value for each award.

Name	Grant Date	Stock Awards (#)		SARs Awards (#)		Grant Date Fair Value ($)
Thomas A. Corcoran	01-15-13	700	(A)			$6,867
	04-11-13			7,355	(B)	56,243
	04-11-13	1,417	(B)			18,747
	04-15-13	1,620	(A)			20,364
	07-15-13	404	(A)			6,868
	10-15-13	413	(A)			6,868
James R. Henderson	01-15-13	1,401	(A)			13,744
	04-11-13			7,355	(B)	56,243
	04-11-13	1,417	(B)			18,747
	04-15-13	2,535	(A)			31,865
	07-15-13	404	(A)			6,868
	10-15-13	413	(A)			6,868
Warren G. Lichtenstein	01-15-13	700	(A)			6,867
	04-11-13			9,317	(B)	71,246
	04-11-13	1,795	(B)			23,748
	04-15-13	2,167	(A)			27,239
	07-15-13	808	(A)			13,736
	10-15-13	826	(A)			13,736
David A. Lorber	01-15-13	700	(A)			6,867
	04-11-13			7,355	(B)	56,243
	04-11-13	1,417	(B)			18,747
	04-15-13	2,217	(A)			27,868
	07-15-13	404	(A)			6,868
	10-15-13	413	(A)			6,868
Merrill A. McPeak	04-11-13			7,355	(B)	56,243
	04-11-13	1,417	(B)			18,747
	04-11-13	500	(C)			6,615
	04-15-13	944	(A)			11,866
	07-15-13	404	(A)			6,868
	10-15-13	413	(A)			6,868
James H. Perry	01-15-13	700	(A)			6,867
	04-11-13			7,355	(B)	56,243
	04-11-13	1,417	(B)			18,747
	04-15-13	2,018	(A)			25,366
	07-15-13	404	(A)			6,868
	10-15-13	413	(A)			6,868
Martin Turchin	01-15-13	700	(A)			6,867
	04-11-13			7,355	(B)	56,243
	04-11-13	1,417	(A)			18,747
	04-15-13	2,018	(A)			25,366
	07-15-13	404	(A)			6,868
	10-15-13	413	(A)			6,868

(A)	These shares vest on the earlier of the Director’s retirement from the Board or the one year anniversary of the grant date.
(B)	These equity awards vest in 50% increments on the six-month and twelve-month anniversary of the grant date.
(C)	These shares vest on the three year anniversary of the grant date.

(3)	The following table shows the amount of outstanding and unexercised SARs awards and unvested stock awards as of November 30, 2013 for each non-employee Director who served as a Director in fiscal 2013. No Director held stock options as of November 30, 2013.

Name	Unvested Stock Awards	Outstanding and Unexercised SARs
Thomas A. Corcoran	3,846	84,907
James R. Henderson	5,462	125,118
Warren G. Lichtenstein	5,399	101,869
David A. Lorber	4,443	104,907
Merrill A. McPeak	2,970	7,355
James H. Perry	4,244	99,907
Martin Turchin	4,244	99,907

(4)	All Other Compensation includes matching donations made by the GenCorp Foundation for gifts made in fiscal 2013.

Security Ownership of Officers and Directors

The following table lists share ownership of Common Stock by the Company’s current Directors, nominees and the Named Executive Officers, as well as the number of shares beneficially owned by all of the current Directors and executive officers as a group. Unless otherwise indicated, share ownership is direct. Amounts owned reflect ownership as of January 3, 2014.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class
Directors
Thomas A. Corcoran(3)	70,571	*
James R. Henderson	154,695	*
Warren G. Lichtenstein(4)	94,919	*
David A. Lorber	103,343	*
Merrill A. McPeak(5)	7,201	*
James H. Perry	102,969	*
Martin Turchin(6)	92,565	*
Executive Officers
Scott J. Seymour(7)	725,980	1.18%
Kathleen E. Redd(8)	273,584	*
Warren M. Boley, Jr.	101,589	*
Christopher C. Cambria	47,314	*
John D. Schumacher	18,624	*
Richard W. Bregard	55,968	*
All Current Directors and Executive Officers as a group (13 persons)	1,849,322	3.00%

*	Less than 1.0%
(1)	Includes restricted shares granted under the 1999 Equity and Performance Incentive Plan, the 2009 Incentive Plan, and shares owned outright. The number of shares beneficially owned by a current officer of the Company includes shares credited in the GenCorp Retirement Savings Plan as of January 3, 2014.
(2)	Includes shares issuable upon the exercise of stock options that may be exercised within 60 days after January 3, 2014 as follows: Mr. Seymour — 288,697; Ms. Redd — 101,305; and Mr. Bregard — 10,500; and all current executive officers as a group — 400,502 shares. No Director held outstanding stock options.
(3)	Includes 66,725 shares held in the Thomas A. Corcoran TTEE U/A DTD 07/16/2001.
(4)	Includes 13,201 shares held in the name of the Rabbi Trust.
(5)	Includes 7,201 shares held in the name of the Rabbi Trust.

(6)	Includes 9,923 shares held in the name of the Rabbi Trust, 7,500 shares held in the name of Martin Turchin IRA Rollover, 3,000 shares held in the name of Peter Turchin Trust, 1,000 shares held in the name of Coulter Turchin Trust, and 1,000 shares held in the name of Tyler Turchin Trust.
(7)	Includes 40,000 common shares held in the Scott J. Seymour and Kathleen Goette Seymour Family Trust and 80,000 common shares held in the Scott J. Seymour, Trustee of the Scott J. Seymour Equity Trust dated December 23, 2012.
(8)	Includes 20,795 shares held through the Paul Kingsley Redd and Kathleen Ellen Redd Revocable Trust.

Code of Ethics and Corporate Governance Guidelines

The Company has adopted a code of ethics known as the Code of Business Conduct that applies to the Company’s employees including the principal executive officer and principal financial officer. Amendments to the Code of Business Conduct and any grant of a waiver from the provision of the Code of Business Conduct requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.GenCorp.com. Copies of the Code of Business Conduct and the Company’s Corporate Governance Guidelines are also available on the Company’s web site (copies are available in print to any shareholder or other interested person who requests them by writing to Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742).

Related Person Transaction Policy

The Company has a written policy for the review of transactions in which the Company is a participant, the amount exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any of the Company’s Directors or executive officers, or their immediate family members, had a direct or indirect material interest (a “Related Party Transaction”). Any such Related Party Transaction was to be for the benefit of the Company and upon terms no less favorable to the Company than if the Related Party Transaction was to an unrelated party. The Company’s Board is responsible for approving any such transactions and the Company’s CEO is responsible for maintaining a list of all existing Related Party Transactions.

On September 9, 2011, the Company repurchased $15.5 million principal amount of its 2 1/4% convertible subordinated debentures from SPH Group Holdings LLC for an aggregate purchase price of $15,438,000, plus brokerage commissions and accrued and unpaid interest, which was a Related Party Transaction. A member of the Company’s Board of Directors, Mr. Lichtenstein, is the Chairman and CEO of the manager of SPH Group Holdings LLC. There were no Related Party Transactions in fiscal 2012 or fiscal 2013, nor are there any currently proposed Related Party Transactions.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of (i) the quality and integrity of the Company’s financial statements, (ii) the performance of the Company’s financial reporting process, internal control system, internal audit function, (iii) the Company’s compliance with legal and regulatory requirements, all areas for which management has the primary responsibility, and (iv) the independent auditor’s performance, qualifications and independence. The Audit Committee manages the Company’s relationship with its independent auditors, who report directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties, with funding from the Company for such advice and assistance. Management is primarily responsible for establishing and maintaining the Company’s system of internal controls and preparing financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed the Company’s financial statements with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, and discussed such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. PwC also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PwC their independence from management and the Company.

The Audit Committee also reviewed with management and the independent auditors the preparation of the financial statements and related disclosures contained in the Company’s earnings announcements and quarterly reports.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee also received PwC’s report on the Company’s internal controls over financial reporting. The Company outlined these reports in its Annual Report on Form 10-K for the fiscal year ended November 30, 2013.

The Audit Committee met five times during fiscal 2013.

In reliance on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013 for filing with the SEC. The Audit Committee appointed PwC as the Company’s independent registered public accounting firm for fiscal 2014.

Submitted by the Audit Committee,

James H. Perry, Chairman

James R. Henderson

David A. Lorber

Martin Turchin

January 3, 2014

ORGANIZATION & COMPENSATION COMMITTEE REPORT

The Organization & Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Organization & Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s 2013 Annual Report on Form 10-K. The Board has approved that recommendation.

The Organization & Compensation Committee met eight times during fiscal 2013.

Submitted by the Organization & Compensation Committee,

David A. Lorber, Chairman

Thomas A. Corcoran

Warren G. Lichtenstein

Merrill A. McPeak

January 3, 2014

EXECUTIVE OFFICERS OF THE REGISTRANT

The following information is given as of December 31, 2013.

Name	Title	Other Business Experience	Age
Scott J. Seymour	President and Chief Executive Officer of the Company (since January 2010)	President of Aerojet Rocketdyne January 2010 — August 2012; Consultant to Northrop Grumman Corporation (“Northrop”) March 2008 — January 2010; Corporate Vice President and President of Integrated Systems Sector of Northrop 2002 — March 2008; Vice President, Air Combat Systems of Northrop 1998 — 2001; Vice President and B-2 Program Manager of Northrop 1996 — 1998; and Vice President, Palmdale Operations, of Northrop, 1993 — 1996.	63

Kathleen E. Redd	Vice President, Chief Financial Officer (since January 2009), and Assistant Secretary of the Company (since March 2012)	Secretary, February 2009 — March 2012; Vice President, Controller and Acting Chief Financial Officer September 2008 — January 2009; Vice President, Finance 2006 — 2008; Assistant Corporate Controller, 2002 — 2006; Acting Vice President Controller GDX Automotive, 2003 — 2004 (concurrent with Assistant Corporate Controller position during divestiture activities); Vice President, Finance, for Grass Valley Group, 2001 — 2002; Vice President, Finance for JOMED, Inc., 2000 — 2001; Controller for EndoSonics Corporation, 1996 — 2000.	52

Name	Title	Other Business Experience	Age
Warren M. Boley, Jr.	President, Aerojet Rocketdyne (since August 2012)	Chief Operating Officer, Boley Tool & Machine Works May 2011 — August 2012; Corporate Director, Boley Tool & Machine Works 1991 — present; President, Military Engines Division, United Technologies Corporation, Pratt & Whitney Business Unit (“Pratt & Whitney”) April 2010 — May 2011; Vice President — F135/F119 Engine Programs, Pratt & Whitney April 2009 — April 2010; Vice President, Operational Military Engines and Customer Support, Pratt& Whitney September 2007 — April 2009; Vice President Operational Military Engines, Pratt & Whitney March 2003 — September 2007.	51

Christopher C. Cambria	Vice President, General Counsel (since September 2011), and Secretary of the Company (since March 2012)	Self employed legal consultant 2010 — 2011. Senior Vice President and Senior Counsel, Mergers and Acquisitions for L-3 Communications Holdings 2006 — 2009; Senior Vice President, Secretary and General Counsel 2001 — 2006; and Vice President, General Counsel and Secretary 1997 — 2001. Associate with Fried, Frank, Harris, Shriver & Jacobson 1994 — 1997. Associate with Cravath, Swaine & Moore 1986 — 1993.	55

John D. Schumacher	Vice President, Business Relations of the Company (since April 2013).	President, Astrium Americas and Vice President, Space, EADS North America April 2011 — April 2013; Vice President, Washington Operations, Aerojet Rocketdyne May 2006 — April 2011; Director, Whitney, Bradley & Brown Consulting September 2005 — May 2006; Chief of Staff, National Aeronautics and Space Administration (NASA) May 2003 — September 2005; Associate Administrator for External Relations, NASA 1994 — 2003; Deputy Associate Administrator, NASA 1990 — 1994; Advisor to the Administrator, NASA 1989 — 1990; Associate, Rogers & Wells, NY, 1987 — 1989; Captain, Naval Reserve from 1984 — 2006; Naval Service from 1978 — 1984.	59

Richard W. Bregard	Former Deputy to the President (since June 2010; retired June 30, 2013, and temporary special assistant to the President of Aerojet Rocketdyne July 2013 – November 2013)	Vice President, Defense Programs 2007 — 2010; Executive Director, Missile Defense Programs 2004 — 2007, Director of Smart Weapons at Northrop 2002 — 2004, Director of Smart Weapons at Aerojet 1998 — 2002, Director of Tactical Systems at Nichols Research 1997 — 1998, prior to 1997, U.S. Army Defense Systems Acquisitions.	71

The Company’s executive officers generally hold terms of office of one year and/or until their successors are elected and serve at the discretion of the Board.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Our compensation program is designed to support our business goals and promote both short- and long-term growth using a pay-for-performance model for alignment of the financial interests of our Named Executive Officers with the interests of our shareholders. In this section of the Proxy Statement, we explain how our compensation program is designed and operates with respect to our Named Executive Officers, including how their pay is reflected in the Company’s performance on relevant financial measures. In addition, we describe the key changes made to the Company’s executive compensation program since the date of our last annual proxy statement, including revisions relating to our acquisition and integration of the Rocketdyne Business. The 2013 executive compensation program covered our President and CEO, Vice President, CFO and Assistant Secretary, and the Named Executive Officers who were officers as of the end of fiscal 2013. The 2013 executive compensation program also covered other key employees of the Company as well as one former Named Executive Officer who is referred to as such herein.

We have designed our executive compensation program, under the direction of the Organization & Compensation Committee of our Board, to attract and retain highly qualified executive officers and directly link pay to performance. The Company’s strategic goals include improving the Company’s financial performance. Accordingly, as discussed in more detail below, the Organization & Compensation Committee set performance targets for annual cash incentives for 2013 for our officers related to contract profit, cash flow, contract awards, and certain other goals that include individual performance and accomplishments of each executive. The Organization & Compensation Committee also set performance targets for performance based restricted stock based on Economic Value Added to drive value in the Company over the next several fiscal years.

The overall objectives of our compensation program are as follows:

•	Performance Incentives — provides a compensation structure under which a meaningful portion of total compensation is based on achievement of performance goals;

•	Competitive Compensation — provides compensation that is competitive with compensation for executive officers providing comparable services, taking into account our size and complexity and the markets we serve;

•	Retention Incentives — provides incentives for long-term continued employment with the Company or incentives for certain critical talent to achieve key short-term strategic initiatives; and

•	Stakeholder Incentives — promotes an ownership interest that aligns management and shareholders. In this regard, the Organization & Compensation Committee approved share ownership guidelines that apply to our Named Executive Officers, where over a period of time, each Named Executive Officer is expected to own shares of our Common Stock equal in total market value to a designated multiple of such executive officer’s annual salary.

The Organization & Compensation Committee made several decisions related to the compensation programs for the named executive officers throughout fiscal 2013:

•	Base salary increases for the named executive officers were based on the pre-acquisition organization peer group and survey data as these changes were made prior to the acquisition of the Rocketdyne Business.

•	Annual incentive targets for the named executive officers were based on the pre-acquisition organization peer group and survey data as these changes were made prior to the acquisition of the Rocketdyne Business.

•	Long-term incentive awards for the named executive officers were based on a 50/50 blend of pre-acquisition and post-acquisition peer group and survey data as these grants occurred in the last week of the fiscal year and, given the acquisition date that occurred almost exactly in the middle of the fiscal year, the Organization & Compensation Committee in consultation with Hay Group felt that this was most appropriate.

•	Long-term incentive awards for fiscal 2013 were more heavily weighted towards performance-based restricted stock than full value shares than in previous years.

•	The proxy peer group was revised twice during fiscal 2013, both reflected later in this Compensation Discussion and Analysis, once to reflect normal course changes in the peer group based on continued business fit to GenCorp and once, following the acquisition of the Rocketdyne Business, to reflect the significantly increased size of the organization. This second iteration of the peer group will be used going forward for executive compensation benchmarking purposes.

Say-on-Pay

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company began providing our shareholders with the opportunity to cast an advisory vote regarding the compensation of our Named Executive Officers. At the 2013 Annual Meeting of Shareholders of GenCorp Inc. held on March 27, 2013, more than 96% of the votes cast (excluding those who abstained or were broker non-votes) were in favor of the Company’s executive compensation program. After considering the outcome of this advisory vote and other relevant facts and circumstances at the Company relating to executive pay, the Organization & Compensation Committee determined that no significant changes to our compensation policies were necessary.

Administration of the Executive Compensation Program

The Organization & Compensation Committee determines most matters of executive compensation and benefits, although the committee has delegated to the President and CEO the final authority to establish base salaries of the Named Executive Officers of the Company other than himself. Our President and CEO, President, Aerojet Rocketdyne, our Vice President, CFO and Assistant Secretary, and our Vice President, Human Resources, provided input to the Organization & Compensation Committee with respect to the 2013 compensation program. The Organization & Compensation Committee advises and makes compensation recommendations to the independent members of the Board with respect to compensation for the President and CEO.

In assessing competitive overall compensation, the Organization & Compensation Committee engages, from time to time, an independent outside consulting firm to aid in the review and evaluation of the total compensation provided to the Named Executive Officers. Since fiscal 2010, the Company retained Hay Group to review the design of the Company’s annual and long-term incentive programs and to assist in developing an executive compensation structure that was based on the internal hierarchy of jobs and aligned with external market practices. In performing its duties, Hay Group worked with senior management and the Chairman of the Organization & Compensation Committee to understand the Company’s business strategy, the competitive market for talent, and the accountabilities of the executives and perceptions of the Company’s current compensation programs. Hay Group was also instructed to develop an executive compensation comparator group of publicly traded companies in the aerospace/defense industry. Based on the information presented by Hay Group and input from our Vice President, CFO and Assistant Secretary, and our Vice President, Human Resources, the Organization & Compensation Committee and the President and CEO exercised its business judgment as to setting base salaries and incentive compensation levels for the Named Executive Officers.

Independent Executive Compensation Consultant’s Role

Both management and the Organization & Compensation Committee retain Hay Group to provide objective analysis, advice and information to both management and the Organization & Compensation Committee, including competitive market data and compensation recommendations related to the President and CEO and other senior executives. Hay Group served as the independent executive compensation consultant to management and the

Organization & Compensation Committee during fiscal 2013. The executive compensation consultant reports to the Vice President of Human Resources and the Chairman of the Organization & Compensation Committee and has direct access to the other members of the Organization & Compensation Committee as well as senior management. The total fees for the services provided by the Hay Group to the Company and paid in fiscal 2013 were $273,386.

In addition to the compensation services provided by Hay Group to management and the Organization & Compensation Committee related to executive compensation, Hay Group provided certain services to the Company at the request of management consisting of advice relating to the design of the Company’s broad-based employee annual incentive plans. The Company paid $35,831 to Hay Group in fiscal 2013 for such services which is included in the $273,386 total disclosed in the previous paragraph. The Organization & Compensation Committee believes that, given the nature and scope of these additional services related to broad-based employee annual incentive plan design, these additional services did not raise a conflict of interest and did not impair Hay Group’s ability to provide independent advice to the Organization & Compensation Committee concerning executive compensation matters.

In making the overall determination of the independence of Hay Group and Hay Group’s lead advisor to the Organization & Compensation Committee, the Organization & Compensation Committee considered, among other things, the factors on independence adopted in final SEC rules and approved in NYSE listing standards.

The decisions made by the Organization & Compensation Committee are the responsibility of the Organization & Compensation Committee and may reflect factors and considerations other than the information and recommendations provided by Hay Group.

Consideration of Competitive Market Data Regarding Executive Compensation

The Organization & Compensation Committee and the President and CEO used the results of the compensation study completed by Hay Group in fiscal 2013 to determine pay for 2013. The Organization & Compensation Committee and the President and CEO set base salaries, target annual cash incentive levels and target annual long-term incentive award values for the Named Executive Officers generally at or below the 50th percentile of competitive market levels for comparable aerospace/defense companies. This approach was the starting point of the analysis, then adjustments were made to some executives’ target compensation to reflect other factors such as the executive’s experience, breadth of responsibilities, tenure in the position, overall individual performance, and the Company’s performance overall.

The study conducted by Hay Group in fiscal 2013 compared total executive compensation against similarly sized U.S. companies in the aerospace/defense industry and in the broader general industry, using data from Hay Group’s Executive Compensation Survey. In addition, Hay Group was instructed to develop an executive compensation comparator group of publicly traded companies in the aerospace/defense industry. In selecting the comparator group, Hay Group generally considered companies with revenues of approximately one-half to two times the Company’s revenues and companies in the aerospace and defense industry, excluding those that were exclusively focused on services. The purpose of the comparator group was to compare target and actual compensation levels of the Company’s President and CEO, Vice President, CFO and Assistant Secretary, and President, Aerojet Rocketdyne, to the Named Executive Officers of the comparator group.

The comparator group used at the start of fiscal 2013 was comprised of the following companies:

MOOG Inc.	Hexcel Corp.
Curtiss Wright Corp.	Transdigm Group Inc.
Teledyne Technologies Incorporated.	Heico Corp.
Esterline Technologies Corp.	Ducommun Inc.
AAR Corp.	Ceradyne, Inc.
Orbital Sciences Corp.	Kratos Defense & Security Solutions, Inc.
Loral Space & Communications	Robbins & Myers Inc.
Generac Holdings Inc.	Tecumseh Products Co.

Following our acquisition of the Rocketdyne Business in June 2013, Hay Group was asked to develop a post-acquisition peer group to reflect the substantial increase in the size of our organization for executive compensation benchmarking going forward. That comparator group used for the remainder of fiscal 2013 is comprised of the following companies:

MOOG Inc.	Loral Space & Communications
Curtiss Wright Corp.	Triumph Group Inc.
Teledyne Technologies Incorporated.	Hexcel Corp.
Esterline Technologies Corp.	Transdigm Group Inc.
AAR Corp.	Woodward Inc.
BE Aerospace Inc.	Kaman Corp.
Orbital Sciences Corp.	Barnes Group Inc.

The following paragraphs examine the targeted total direct compensation competitiveness for fiscal 2013 for each of the named executive officers using the post-acquisition survey and proxy data (where indicated).

Mr. Seymour’s total compensation was benchmarked against both the comparative data included in Hay Group’s broad based industry study and the comparator group, each of which were given a weighting of 60% and 40%, respectively, and blended into one comparative benchmark. Mr. Seymour’s targeted total direct compensation for fiscal 2013 was at the 41st percentile of the blended comparative benchmark. Mr. Seymour’s actual total direct compensation before consideration of the 2013 short-term annual cash incentive payment was at or near the 27th percentile of the blended comparative benchmark. Mr. Seymour fell slightly below our targeted approach of the median of the market given that base pay, annual incentive target and payout, and half of the long-term incentive award was based on pre-acquisition market data and this comparison is to the post-acquisition market data.

Ms. Redd’s total compensation was benchmarked against both the comparative data included in Hay Group’s broad based industry study and the comparator group, each of which were given a weighting of 60% and 40%, respectively, and blended into one comparative benchmark. Ms. Redd’s targeted total direct compensation for fiscal 2013 was at the 34th percentile of the blended comparative benchmark. Ms. Redd’s actual total direct compensation before consideration of the 2013 short-term annual cash incentive payment was at or near the 20th percentile of the blended comparative benchmark. Ms. Redd’s target total direct compensation fell below the targeted approach of the median of the market given that base pay, annual incentive target and payout and half of her normal course long-term incentive award was based on pre-acquisition market data and this comparison is to the post-acquisition market data. When including Ms. Redd’s long-term retention award for actual total direct compensation, she is at the 56th percentile of the market for the current year.

Mr. Boley’s total compensation was benchmarked against both the comparative data included in Hay Group’s broad based industry study and the comparator group, each of which were given a weighting of 60% and 40%, respectively, and blended into one comparative benchmark. Mr. Boley’s targeted total direct compensation for fiscal 2013 was at the 28th percentile of the blended comparative benchmark. Mr. Boley’s actual total direct compensation before consideration of the 2013 short-term annual cash incentive payment was at or near the 18th percentile of the blended comparative benchmark. Mr. Boley fell below our targeted approach of the median of the market given that base pay, annual incentive target and payout, and half of the long-term incentive award was based on pre-acquisition market data and this comparison is to the post-acquisition market data.

Mr. Cambria’s total compensation was benchmarked against the comparative data included in Hay Group’s broad based industry study. For fiscal 2013, Mr. Cambria’s targeted total direct compensation was at or near the 50th percentile of the benchmark. Mr. Cambria’s actual total direct compensation before consideration of the 2013 short-term annual cash incentive payment was at or near the 35th percentile of the benchmark. Mr. Cambria’s target and actual total direct compensation fell at or slightly above our targeted approach of the median of the market.

Mr. Schumacher’s total compensation was benchmarked against the comparative data included in Hay Group’s broad based industry study. For fiscal 2013, Mr. Schumacher’s targeted total direct compensation was at or near the 39th percentile of the benchmark. Mr. Schumacher’s actual total direct compensation before consideration of the 2013 short-term annual cash incentive payment was at or near the 37th percentile of the benchmark. Mr. Schumacher was hired during the course of 2013 and as such his initial targeted placement is appropriate for comparison to the post-acquisition market. His actual total direct compensation is low given that Mr. Schumacher only worked part of the year and did not receive an annual incentive payout in fiscal 2013 yet is benchmarked to a full year competitive benchmark. Mr. Schumacher received a sign-on Stock Appreciation Right Award with a grant date fair value of $152,564 and a sign-on bonus of $75,000 that increased his actual total direct competitiveness from the 22nd percentile to the 37th percentile on an actual total direct compensation basis.

Mr. Bregard’s total compensation was benchmarked against the comparative data included in Hay Group’s broad based industry study. For fiscal 2013, Mr. Bregard’s targeted total direct compensation was at or near the 30th percentile of the benchmark given that he was not included in long-term incentive awards in fiscal 2013 given his anticipated retirement. Mr. Bregard’s actual total direct compensation before consideration of the 2013 short-term annual cash incentive payment was at or near the 2nd percentile of the benchmark, including his base salary paid while he was an employee. Mr. Bregard received a retention payout of $265,364 early in fiscal 2013 that combined with other elements brings his actual total direct compensation to 39th percentile of the benchmark. Mr. Bregard received an additional retention payout during fiscal 2013 in the amount of $200,000, bringing his actual total direct compensation to the 66th percentile of the benchmark. Mr. Bregard also received $85,598 for contractual work following his retirement from the Company, which brings his actual total direct compensation to 77th percentile of the benchmark. Finally, Mr. Bregard received a $12,956 retirement payment following his retirement from the company, bringing his actual total direct compensation to the 79th percentile of the benchmark.

Hay Group reviewed year-over-year changes to the proxy peer group data and pay program detail, as well as Hay Group’s knowledge of ongoing market trends, to further understand market movement for base, bonus and long-term incentives for comparable positions and to understand our compensation relative to market for GenCorp’s Named Executive Officers. This review was conducted both prior to and following the acquisition of the Rocketdyne Business in June 2013. While base salary and target annual and long-term incentives remained relatively stable year-over-year for the pre-acquisition peer group and Hay Group survey data, Hay Group’s analysis showed an increase in all elements of compensation when shifting to the post-acquisition peer group and Hay Group survey data for the executive positions that have greater responsibility and accountability in the post-acquisition organization. Most of the shift was in the form of increased use of long-term incentive vehicles, both in terms of value and contribution to mix of pay. Hay Group will continue to monitor in the coming year to determine if this is a continuing trend as they begin to advise the Company on setting compensation levels and mix for the upcoming year.

Compensation Elements

The compensation program for executive officers has historically consisted of the following principal elements:

•	Base salary;

•	Short-term annual cash incentive awards;

•	Long-term compensation equity incentive awards, including restricted stock, performance based restricted stock, stock options and cash-settled SARs; and

•	In-service and post-retirement/employment benefits — pension and 401(k) savings plans; however, defined benefit pension benefits were frozen effective fiscal 2009.

The Committee believes that these elements of compensation create a flexible package that reflects the long-term nature of the Company’s businesses and rewards both short- and long-term performance of the Company and individual in accordance with the objectives of the compensation program. A description of these four components and related programs follows.

Base Salaries

Base salaries are used to provide a fixed amount of compensation for the executive’s regular work. Base salary increases for the President and CEO must be approved by the Organization & Compensation Committee. Base salary increases for other executives of the Company must be approved by the President and CEO. Typically, the effective date of merit increases in base salaries is in April of each year. Base salary increases can also occur upon an executive’s promotion. In determining the amount of any increases in salaries, the Organization & Compensation Committee and/or President and CEO (i) evaluates the executive’s performance in the most recent fiscal year as well as the strategic importance of the executive to the Company, (ii) compares current cash compensation with compensation for relevant executive positions set forth in peer group and survey benchmarking prepared by Hay Group as well as industry specific compensation surveys, and (iii) takes into account the timing and amount of the last salary increase for each of the executives.

In fiscal 2013, the Organization & Compensation Committee and/or President and CEO approved an increase in base salary for certain of the Company’s Named Executive Officers based on several factors, including the individual’s performance, sustained levels of contribution to the Company, the amount of wage increases received over the last three years, a review of executive and senior management total compensation study conducted by Hay Group in 2013 on the Company’s behalf, and with respect to Mr. Seymour, Ms. Redd, and Mr. Boley, the total compensation of similarly situated executive officers included in the comparator group developed by Hay Group. Based on the foregoing and as reflected in the Summary Compensation Table, Mr. Seymour’s base salary increased 6.67%, Ms. Redd’s base salary increased 4.25%, Mr. Boley’s base salary increased 3.25%, Mr. Bregard’s base salary increased 4.0%, and Mr. Cambria’s base salary increased 3.25%. Mr. Schumacher did not receive a pay increase in 2013 as he joined the company in April 2013.

Annual Cash Incentive Program

The primary objective of our annual cash incentive program is to drive current fiscal year performance and achievement of designated business strategic and financial goals, and to the extent these goals are achieved, to provide competitive compensation to our senior management team. To those ends, the Organization & Compensation Committee sets performance targets such that total cash compensation (base salary plus annual cash incentive) will be within a competitive range of total cash compensation if performance targets are met. In addition, our senior management team has individual performance targets. The annual cash incentive program follows our “pay for performance” philosophy. If individual or business targets are met, cash incentives are paid; if minimum targets are not met, we will pay less or nothing at all. If targets are exceeded, the Organization & Compensation Committee has discretion to adjust payments to the executives. The Organization & Compensation Committee has discretion to increase, reduce or eliminate payments within the parameters of the cash incentive program.

The Organization & Compensation Committee set performance targets for the annual cash incentive program for our Named Executive Officers for fiscal 2013. These targets consist of contract profit, cash flow, contract awards, and certain other individual goals.

The Organization & Compensation Committee approves the annual cash incentive program for the executive officers of the Company. The target annual incentive pay is established through an analysis of compensation for other relevant executive positions as noted in SEC filings for our peer group and broad-based studies, and is intended to provide a competitive level of compensation when the executives achieve their performance objectives. With the input of our President and CEO, President, Aerojet Rocketdyne, Vice President, CFO and Assistant Secretary, and Vice President Human Resources, the Organization & Compensation Committee determines the following:

•	sets the overall Company and performance objectives and payout ranges for the fiscal year;

•	sets performance measures for the fiscal year;

•	establishes a target, threshold, and maximum incentive opportunity for each executive officer; and

•	measures performance and determines awards for the prior fiscal year.

Annual cash incentives are paid at the beginning of each fiscal year for the prior fiscal year’s performance. Incentives paid are based upon the Organization & Compensation Committee’s (with input from the President and CEO, President, Aerojet Rocketdyne, Vice President, CFO and Assistant Secretary and Vice President Human Resources) assessment of actual performance (individually and Company-wide) against pre-established Company and business segment performance objectives, as appropriate, to determine the amount payable with respect to the applicable target incentive opportunity.

The Organization & Compensation Committee tailors both performance measures and targets in order to most accurately approximate success criteria for both of our business segments and the Company’s performance overall. The payout levels are subject to change every year. For fiscal 2013, our current Named Executive Officers are subject to a payout level based on their position in the Company and will receive the following percentages of their base salary based on actual achievement of the performance measures set forth below:

•	Scott J. Seymour, President and CEO — 125%

•	Kathleen E. Redd, Vice President, CFO and Assistant Secretary — 50%

•	Warren M. Boley, Jr., President, Aerojet Rocketdyne — 60%

•	John D. Schumacher, VP, Business Relations — 45%

•	Christopher C. Cambria, Vice President, General Counsel and Secretary — 50%

•	Richard W. Bregard, Former Deputy to the President, Aerojet Rocketdyne — 50%

The criteria used in fiscal 2013 applicable to our Corporate Named Executive Officers including Messrs. Seymour, Cambria, Schumacher and Ms. Redd were the following:

Executive Targets (Dollars in millions)			Threshold	Target	Maximum		Actual Performance(7)				Actual Achievement(7)
	1st half	2nd half	Opportunity	Opportunity	Opportunity		1st half		2nd half		1st half		2nd half		Blended
Contract Profit(1)			16.67%	25.00%	50.00%		$	[ ]	$	[ ]	[ ]	%	[ ]	%	[ ]	%
•Threshold	$42.6	$81.8
•Target	$47.0	$94.6
•Maximum	$56.4	$106.2
Total Cash Flow(2)			16.67%	25.00%	50.00%		$	[ ]	$	[ ]	[ ]	%	[ ]	%	[ ]	%
•Threshold	$5.3	$35.8
•Target	$7.2	$48.2
•Maximum	$9.6	$64.5
Contract Awards(3)			16.66%	25.00%	50.00%		$	[ ]	$	[ ]	[ ]	%	[ ]	%	[ ]	%
•Threshold	$505.5	$810.9
•Target	$530.7	$851.2
•Maximum	$604.3	$969.1
Personal Factors(4)			25.00%	25.00%	25.00%						[ ]% - [ ]	%	[ ]% - [ ]	%	[ ]% - [ ]	%
•Threshold — 0 x multiplier
•Target — 1 x multiplier
Other(5)			-10.00%	0.00%	10.00%						[ ]% - [ ]	%	[ ]% - [ ]	%	[ ]% - [ ]	%
•+ / - 10%
Totals			65.00%	100.00%	185.00	%(6)					[ ]% - [ ]	%	[ ]% - [ ]	%	[ ]% - [ ]	%

(1)	We defined Contract Profit to be net sales recognized for our Aerospace and Defense segment less cost of sales of our Aerospace and Defense segment, exclusive of certain corporate costs, certain retirement benefit costs and other non-contract related costs.
(2)	We defined Total Cash Flow to be the GenCorp cash provided by operating activities net of cash used in financing activities, exclusive of debt issuance costs, repayments on debt and proceeds from the issuance of debt.

(3)	We defined Contract Awards to be the amount of money to be received for a contract of our Aerospace and Defense segment that has been directly appropriated by the U.S. Congress or for which a purchase order has been received from a commercial customer.
(4)	Personal Factors for Mr. Seymour were his execution of the successful acquisition of the Rocketdyne Business, oversight required to assure the management team remained focused on the core business during the acquisition period, and the stand up of the Oracle Enterprise Resource Planning (“ERP”) system. For Ms. Redd, personal factors were her key role in the acquisition of the Rocketdyne Business, leadership in the Oracle implementation project as it relates Finance and Accounting, and increasing market awareness of the Company. Mr. Cambria’s personal factors were his role in the acquisition of the Rocketdyne Business, establishing and integrating the Company’s Legal organization, resolving various environmental liabilities, and improvements in government oversight and compliance. Personal factors for Mr. Schumacher were his leadership in coordinating government affairs initiatives, management of the Aerojet Rocketdyne Washington operations, and his contributions to international business development. For fiscal 2013, the actual personal factor, as determined by the President and CEO, for Ms. Redd was [ ]%, for Mr. Cambria was [ ]%, and for Mr. Schumacher was [ ]%. Also for fiscal 2013, the actual personal factor for Mr. Seymour as determined by the Organization & Compensation Committee was [ ]%.
(5)	Components of this category include customer satisfaction, corporate responsibility, employee engagement, and sustainability.
(6)	Under the terms of the Company’s annual incentive plan, each Named Executive Officer has the opportunity to earn up to 185% of his or her base salary multiplied by a payout level of 125% for the President and CEO, 50% for Ms. Redd and Mr. Cambria, and 45% for Mr. Schumacher if the performance goals are achieved at the maximum level.
(7)	Awards for fiscal 2013, if any, will be determined at the next meeting of the Organization & Compensation Committee scheduled for January 2014.

The criteria used in fiscal 2013 applicable to our Aerojet Rocketdyne Named Executive Officers including Messrs. Boley and Bregard were the following:

Executive Targets			Threshold Opportunity	Target Opportunity	Maximum Opportunity		Actual Performance(7)				Actual Achievement(7)
(Dollars in millions)	1st half	2nd half					1st half		2nd half		1st half		2nd half		Blended
Contract Profit(1)			16.67%	25.00%	50.00%		$	[ ]	$	[ ]	[ ]	%	[ ]	%	[ ]	%
• Threshold	$42.6	$81.8
• Target	$47.0	$94.6
• Maximum	$56.4	$106.2
Total Cash Flow(2)			16.67%	25.00%	50.00%		$	[ ]	$	[ ]	[ ]	%	[ ]	%	[ ]	%
• Threshold	$42.5	$94.5
• Target	$46.6	$103.6
• Maximum	$52.0	$115.5
Contract Awards(3)			16.66%	25.00%	50.00%		$	[ ]	$	[ ]	[ ]	%	[ ]	%	[ ]	%
• Threshold	$505.5	$810.9
• Target	$530.7	$851.2
• Maximum	$604.3	$969.1
Personal Factors(4)			25.00%	25.00%	25.00%						[ ]% - [ ]	%	[ ]% - [ ]	%	[ ]% - [ ]	%
• Threshold — 0 x multiplier
• Target — 1 x multiplier
Other(5)			-10.00%	0.00%	10.00%						[ ]% - [ ]	%	[ ]% - [ ]	%	[ ]% - [ ]	%
• + / - 10%
Totals			65.00%	100.00%	185.00	%(6)					[ ]% - [ ]	%	[ ]% - [ ]	%	[ ]% - [ ]	%

(1)	We defined Contract Profit to be net sales recognized for our Aerospace and Defense segment less cost of sales of our Aerospace and Defense segment, exclusive of certain corporate costs, certain retirement benefit costs and other non-contract related costs.

(2)	We defined Total Cash Flow to be the Aerospace and Defense segment cash provided by operating activities and cash used in financing activities, exclusive of debt issuance costs, repayments on debt and proceeds from the issuance of debt.
(3)	We defined Contract Awards to be the amount of money to be received for a contract of our Aerospace and Defense segment that has been directly appropriated by the U.S. Congress or for which a purchase order has been received from a commercial customer.
(4)	Personal Factors for Mr. Boley were his role in carrying out the initiatives tied to the Aerojet Rocketdyne operating units business strategy, the stand up of the Oracle ERP system, and the integration of the Rocketdyne Business. Personal factors for Mr. Bregard were his leadership of the Project Management Office for the acquisition of the Rocketdyne Business which includes integrating operations of the Rocketdyne with Aerojet General, and his role as the Steering Committee Chair for the Oracle implementation project. For fiscal 2013, the actual personal factor, as determined by the President and CEO, for Messrs. Boley and Bregard were [ ]% and [ ]% respectively.
(5)	Components of this category include customer satisfaction, corporate responsibility, employee engagement, and sustainability.
(6)	Under the terms of the Company’s annual incentive plan, each Named Executive Officer has the opportunity to earn up to 185% of his or her base salary multiplied by a payout level of 60% for Mr. Boley, and 50% for Mr. Bregard if the performance goals are achieved at the maximum level.
(7)	Awards for fiscal 2013, if any, will be determined at the next meeting of the Organization & Compensation Committee scheduled for January 2014.

The calculations for the final payment of the annual cash incentive award for each Named Executive Officer for fiscal 2013 were as follows, which are also reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, which follows this Compensation Discussion and Analysis:

Name	Payout Level	Base Salary	Blended Actual Performance Achievement Percentage(1)		Cash Incentive Awards
					Award at 100% Target Performance	Award at 185% Maximum Performance	Actual Awards at Achievement Percentage(1)
Executive Officers as of November 30,2013
Scott J. Seymour	125%	$640,020	[	]%	$800,025	$1,480,046	$	[	]
Kathleen E. Redd	50%	386,175	[	]%	$193,088	$357,212	$	[	]
Warren M. Boley, Jr.	60%	361,375	[	]%	$216,825	$401,126	$	[	]
Christopher C. Cambria	50%	326,477	[	]%	$163,239	$301,991	$	[	]
John D. Schumacher	45%	300,000	[	]%	$135,000	$249,750	$	[	](2)
Former Executive Officers as of November 30,2013
Richard W. Bregard	50%	275,979	[	]%	$137,990	$255,281	$	[	](2)

(1)	Awards for fiscal 2013, if any, will be determined at the next meeting of the Organization & Compensation Committee scheduled for January 2014.
(2)	Mr. Schumacher’s cash incentive award was prorated for seven months as his employment with the Company began on April 29, 2013. Mr. Bregard’s cash incentive award was also prorated for seven months as his retirement date with the Company was June 30, 2013. The target and maximum are presented in full and the actual award is presented prorated for Messrs. Schumacher and Bregard.

Determining the Individual Compensation of Named Executive Officers

The Company’s performance and the Named Executive Officer’s individual performance, measured against the performance goals described above, are used to determine each Named Executive Officer’s target cash incentive award as well as each Named Executive Officer’s individual performance and contribution as related to the achievement of such performance goals. For each Named Executive Officer, other than the President and CEO, the Organization & Compensation Committee considered individual performance, as assessed by the President and CEO. The performance of the President and CEO was assessed directly by the Board.

The assessments described below pertain to fiscal 2013 performance and were used to help the Organization & Compensation Committee determine the size of each Named Executive Officer’s 2013 annual incentive payment.

For Mr. Seymour, our President and CEO, the Organization & Compensation Committee considered his overall leadership role in the successful acquisition of the Rocketdyne Business which required the achievement of numerous elements including obtaining financing, government regulatory approvals, and post transaction close submittal of a restructuring proposal to the government documenting the statement of work and costs required to combine the companies. Consideration was also given for the oversight required to assure the management team remained focused on the core business during the acquisition period including performance on customer production programs, continued research and technology development for continued organic growth, compliance with government regulatory requirements and the stand up of the common Oracle ERP system.

For Ms. Redd, our Vice President, CFO and Assistant Secretary, the President and CEO considered her key role in accomplishing the Rocketdyne Business acquisition, her leadership of the financial aspects of the Company’s ERP system, and her contributions to increasing market awareness of the Company.

For Mr. Boley, our President, Aerojet Rocketdyne, the President and CEO considered his role in carrying out the initiatives tied to the Aerojet Rocketdyne operating units business strategy, the stand up of the new ERP system, and the integration of the Rocketdyne Business.

For Mr. Cambria, our Vice President, General Counsel and Secretary, the President and CEO considered his leadership in closing the Pratt & Whitney Rocketdyne acquisition, establishing and integrating the GenCorp Legal organization, resolving various environmental liabilities, and making improvements in government oversight and compliance.

For Mr. Schumacher, our Vice President, Business Relations, the President and CEO considered his leadership in guiding and coordinating government affairs initiatives as well as his management of the Aerojet Rocketdyne Washington Operations to ensure integrated strategies and plans and compliance across all businesses. He also considered Mr. Schumacher’s contributions to international business development initiatives.

For Mr. Bregard, our Deputy to the President, Aerojet Rocketdyne, for the seven months of the fiscal year prior to his retirement, the President and CEO considered his efforts in leading the Project Management Office for the acquisition and integration of the Rocketdyne Business as well as his role as the Steering Committee Chair for the ERP implementation.

Awards for fiscal 2013, if any, will be determined at the next meeting of the Organization & Compensation Committee scheduled for January 2014.

Long-Term Incentives (Equity-Based Compensation)

The Company, upon the recommendation and approval of the Organization & Compensation Committee, established the performance objectives and other terms of the Company’s 2013 Long-Term Incentive Program (the “2013 LTIP”) for executive officers and other eligible employees of the Company. The 2013 LTIP has a 24 month performance period for performance-based grants and a three-year vesting period for service-based grants. The performance-based restricted stock were granted with a shorter vesting period than historical practice given that the awards were granted in November of 2013 instead of March of 2013 to continue to have performance-based restricted stock vest at the end of each fiscal year as performance warrants. The Company uses long-term incentive compensation for executives to reinforce four strategic objectives:

•	to focus on the importance of returns to shareholders;

•	to promote the achievement of long-term performance goals;

•	to encourage executive retention; and

•	to promote higher levels of Company stock ownership by executives for increased alignment with shareholder interests.

Historically, the Company has strived to set a sizeable portion of the Named Executive Officer’s compensation in an equity-based form. This type of compensation, coupled with the Company’s share ownership guidelines, will result in the executives becoming shareholders with considerable personal financial interest in the fiscal health and performance of the Company.

The amount of equity-based awards granted to executives has been determined by subtracting the executive’s annual cash compensation opportunity from the total targeted annual compensation that is competitive with the market based on SEC filings for our peer group and broad based industry studies. The ultimate value of these equity-based awards has been driven in part by the executive’s performance in the past fiscal year and in part by their ability to increase the value of the Company going forward.

Our equity-based compensation in fiscal 2013 for the Named Executive Officers included awards of restricted stock and performance-based restricted stock and is more fully described as follows:

•	Restricted stock (time-based) — A grant of time-based restricted stock is an award of shares of Common Stock that vests over a period of time after the grant date (depending upon the vesting conditions set by the Organization & Compensation Committee), provided that the participant remains employed with the Company for the specified amount of time. Time-based restricted stock awards are designed to attract and retain executives by providing them with some of the benefits associated with stock ownership during the restriction period, while incentivizing them to remain with the Company. During the restricted period, the executives may not sell, transfer, pledge, assign or otherwise convey their restricted stock. However, executives may vote their shares and are entitled to receive dividend payments, if any are made. Executives who voluntarily resign or are terminated for cause prior to the end of the restriction period forfeit their restricted stock unless otherwise determined by the Organization & Compensation Committee.

•	Restricted stock (performance-based) — A grant of performance-based restricted stock is an award of shares of Common Stock that vests over a period of time after the grant date (depending upon the vesting conditions set by the Organization & Compensation Committee) provided that the relevant performance goals are met. Performance-based restricted stock awards are designed to drive financial performance as the awards vest from 0% to 125% of target based on performance, attract and retain executives by providing them with some of the benefits associated with stock ownership during the restriction period, while incentivizing them to remain with the Company. During the restricted performance period, the executives may not sell, transfer, pledge, assign or otherwise convey their restricted stock. However, executives may vote their shares and are entitled to receive dividend payments, if any are made. Executives who voluntarily resign or are terminated for cause prior to the end of the restriction period forfeit their restricted stock unless otherwise determined by the Organization & Compensation Committee.

The 2013 LTIP consists of two performance-based grants and a service-based grant. The grants for the 2013 LTIP were made on November 22, 2013, with the exception of the supplemental shares granted to Ms. Redd which were granted on May 9, 2013. The performance-based grants vest on or about November 30, 2015, based on meeting performance targets and subject to the approval by the Organization & Compensation Committee. The service-based grants vest on November 22, 2016. The supplemental shares granted to Ms. Redd vest on May 9, 2016.

The performance target for the first performance-based grant is Economic Value Added (“EVA”) and consists of a grant of performance-based restricted stock. The vesting of the performance-based restricted stock depends on the level of EVA target achieved, within a minimum threshold level, and ranges from 50% to 125% of the target award. No performance-based restricted stock will vest if the threshold EVA target is not achieved. Participants in the EVA restricted stock grant were Mr. Seymour with 63,875 shares, Ms. Redd with 24,191 shares, Mr. Cambria with 11,785 shares and Mr. Schumacher with 12,741 shares. The number of shares of performance-based restricted stock granted represents the maximum number of shares that may vest. The target number of performance-based shares that may vest for Mr. Seymour was 51,100. Ms. Redd’s target number of performance-based shares was 19,353, Mr. Cambria’s was 9,428, and Mr. Schumacher’s was 10,193 as shown in the Grants of Plan Based Awards Table.

The performance targets for the second performance-based grant are (i) revenue, (ii) earnings before interest, taxes, depreciation and amortization, and retirement benefit expense (“EBITDAP”), and (iii) capital turnover (“GenCorp financial targets”). The participant in this group of restricted stock is Mr. Boley with 24,939 shares which represent the maximum number of shares that may vest. Performance shares that would vest at target for Mr. Boley would be 19,951.

The service-based grant consists of time-based restricted stock. The participants of the service-based restricted stock were Mr. Seymour with 17,033 shares, Ms. Redd with 6,451 shares, Mr. Boley with 6,650 shares, Mr. Cambria with 3,143 shares, and Mr. Schumacher with 3,398 shares.

In determining the grants of the 2013 LTIP, a 75% weighting was given on performance shares and a 25% weighting was put on service-based shares for the Named Executive Officers excluding our former Named Executive Officer who did not receive a 2013 LTIP Grant. This mix was given to promote the achievement of long-term performance goals to add value to the Company, and to focus on returns to shareholders, and encourage retention.

Pension Plans, 401(k) Savings Plan and Benefit Restoration Plans

Pension Plans

The Company’s defined benefit pension and benefits restoration plans (“BRP”) are frozen and no longer accruing benefits. Effective February 1, 2009 and July 31, 2009, future benefit accruals for all non-collective bargaining unit employees, including the Named Executive Officers, and collective bargaining unit employees respectively, were discontinued. No employees lost their previously earned pension benefits. The Named Executive Officers participate in the same frozen tax-qualified pension plans as other employees with the exception of Messrs. Seymour, Boley, and Cambria who do not participate in a pension plan because their employment commenced after benefit accruals were discontinued. These plans include the Qualified Pension Plan, a tax-qualified defined benefit plan, and the 2009 Pension BRP Plan, a non-qualified defined benefit plan.

The frozen Qualified Pension Plan is a tax-qualified defined benefit plan covering substantially all collectively bargaining unit and non-collectively bargaining unit employees hired before the freeze date. In general, normal retirement age is 65, with certain plan provisions allowing for earlier retirement. Before the freeze date, pension benefits were calculated under formulas based on compensation and length of service for salaried employees and under negotiated non-wage based formulas for bargaining unit and hourly employees. Participants will receive the highest benefit calculated under any of the formulas for which they were eligible to participate through the freeze date.

Total pension benefits for the Named Executive Officers and certain other highly compensated employees were determined under a combination of the frozen 2009 Pension BRP Plan, which is a non-qualified plan, and the frozen Qualified Pension Plan. As set forth above, the frozen Qualified Pension Plan is a qualified pension plan that provides pension benefits for employees, the amount of which is limited under Section 401(a)(17) or 415 of the Internal Revenue Code of 1986, as amended (the “Code”) (or any successor provisions). The frozen 2009 Pension BRP Plan restored the pension plan benefits which executives and their beneficiaries would otherwise lose as a result of the limitations under Section 401(a)(17) or 415 of the Code (or any successor provisions). Eligibility to participate in the frozen 2009 Pension BRP Plan was designated by the Organization & Compensation Committee. Further details regarding benefits under these plans, including the estimated value of retirement benefits for each Named Executive Officer, are found in the section entitled 2013 Pension Benefits on page 49.

401(k) Savings Plan

The Named Executive Officers are also eligible to participate in the GenCorp Retirement Savings Plan, a 401(k) tax-qualified defined contribution savings plan which is available to all Company employees. The Company matches 100% of the first 3% of employee contributions, and 50% of the next 3% of employee contributions for all participating employees.

2009 401(k) Benefits Restoration Plan

The Named Executive Officers participate in the related non-qualified, unfunded 2009 Benefits Restoration Plan for the GenCorp Inc. 401(k) Plan (the “2009 401(k) BRP Plan”) which enables participants to defer their compensation on a pre-tax basis. The Company matches employee contributions if the participant has reached the 402(g) limit in the 401(k) Savings Plan. Details about the 2009 401(k) BRP Plan are presented in the section entitled 2013 Non-qualified Deferred Compensation on page 50.

Executive Stock Ownership Guidelines

In order to strengthen the alignment between the interests of shareholders and the interests of executives of the Company, the Organization & Compensation Committee approved revised share ownership guidelines that apply to the Company’s executive officers. Under these guidelines, each executive officer is expected to have equity in the Company equal in aggregate market value to a designated multiple of such officer’s annual salary (CEO — five times base salary, President — three times base salary and Vice Presidents — one time base salary).

In calculating the amount of equity owned by an executive, the Organization & Compensation Committee looks at the value of Company stock owned by the executive which includes vested or unvested restricted stock as well as unvested performance-based restricted shares at the percentage expected to vest, and the value of any vested “in the money” stock options or SARs (i.e. market value of stock in excess of the strike price for the stock option or SAR.) Newly appointed executives are expected to be in compliance with the ownership guidelines within five years of their appointments and are required to retain 50% of the net shares obtained through vesting of shares or obtained through an exercise of stock options until the executive is in compliance with, and will remain in compliance after any sale with the established guidelines.

As of November 30, 2013, most of the Named Executive Officers held equity in the Company equal in market value to these guidelines; however, those that do not yet meet the requirement are in the transition period set forth in these guidelines and are anticipated to meet these guidelines by the end of the transition period. The Organization & Compensation Committee routinely reviews these guidelines, and considers adjustments when appropriate. The following table shows the current status of equity ownership for each current Named Executive Officer as of November 30, 2013.

Name	Value of Equity Ownership*	Date of Election	Years as an Officer
Scott J. Seymour	$11,751,733	01/06/2010	4.0
Kathleen E. Redd	4,851,026	07/01/2006	7.5
Warren M. Boley, Jr.	1,755,010	08/20/2012	1.3
Christopher C. Cambria	1,015,706	09/12/2011	2.3
John D. Schumacher	294,650	04/29/2013	0.6

*	Value is based on the stock price on November 29, 2013 of $18.34.

Severance Agreement, Employment Agreement and Plan Provisions

Scott J. Seymour Employment Agreement

On January 6, 2010, the Company entered into an employment agreement with Mr. Seymour to serve as the Company’s President and CEO. Pursuant to his employment agreement, Mr. Seymour is entitled to an annual base salary (initially in the amount of $550,000 and increased to $640,020 on March 30, 2013), and is eligible for an annual incentive pay based on a target opportunity up to 125% of his annual base salary.

On January 6, 2010, Mr. Seymour received 120,000 shares of the Company’s restricted common stock and an option to purchase 100,000 shares of the Company’s common stock (the “Option”) under the GenCorp Inc. Amended and Restated 2009 Equity and Performance Incentive Plan (“2009 Incentive Plan”). The Option has a per share exercise price equal to the last sales price reported for the Company’s common stock on the NYSE on the date of grant. Mr. Seymour is also eligible to participate in future grants pursuant to the 2009 Incentive Plan and other Company performance incentive plans extended to the senior executives of the Company generally, at levels commensurate with his position.

Mr. Seymour’s employment agreement has a five-year term, unless earlier terminated in accordance with its terms. In the event that the Company terminates Mr. Seymour’s employment for Cause or Mr. Seymour resigns other than for Good Reason (as such terms are defined in his employment agreement), the Company’s obligations will generally be limited to paying Mr. Seymour his annual base salary through the termination date. If Mr. Seymour’s employment is terminated at his or the Company’s election at any time due to his death or disability, or for reasons other than Cause or Voluntary Resignation (as defined in his employment agreement), Mr. Seymour will be entitled to receive the benefits described above and severance payments and benefits equal to the following, subject to certain limitations: (i) one year of his annual base salary paid in installments; (ii) an incentive payment based upon the amount of the previous year’s incentive, prorated based on the number of months of the year that Mr. Seymour worked for the Company prior to the termination paid in a lump sum; (iii) immediate vesting of any shares of the Company’s restricted common stock or options that are scheduled to vest within one year of the date of termination of employment and (iv) incentives earned but unpaid with respect to the fiscal year ending on or preceding the date of termination pursuant to the annual cash incentive program.

Also under this employment agreement, for a termination in connection with a change in control in which Mr. Seymour’s employment is terminated by the Company without cause or by the executive for good reason within two years following a change in control, Mr. Seymour will be entitled to receive a severance payment and benefits as follows: (i) a lump sum payment equal to two times the sum of his base salary plus the target incentive amount for the year in which the termination takes place; (ii) immediate full vesting of outstanding restricted shares and options; (iii) and payment of any accrued incentive through the date of termination.

Richard W. Bregard Retention Agreement

On February 6, 2012, the Company’s subsidiary, Aerojet Rocketdyne, entered into a Retention Agreement with Mr. Bregard (the “Retention Agreement”) to ensure that Mr. Bregard remained with Aerojet Rocketdyne through at least November 30, 2012 and to encourage a successful transition to Mr. Bregard’s retirement. The Retention Agreement provided that Mr. Bregard receive a payment equal to his annual base salary then in effect if he stayed with Aerojet Rocketdyne through at least November 30, 2012, or his termination qualified as an Eligible Early Termination (as defined below).

In the event of an Eligible Early Termination, Mr. Bregard would have been entitled to receive a lump sum payment equal to the base salary that he would have received from but excluding the termination date through and including November 30, 2012 and reimbursement of health insurance premiums payable under the Consolidated Omnibus Reconciliation Act of 1986. Mr. Bregard was entitled to participate in the fiscal 2012 short term cash incentive program in the event that he remained with Aerojet Rocketdyne through November 30, 2012 or his termination qualified as an Eligible Early Termination, but was not entitled to participate in the long-term incentive or equity-based compensation programs in fiscal 2012 or thereafter. An “Eligible Early Termination” means a termination of Mr. Bregard before November 30, 2012 either (i) at the request or upon the initiation of Aerojet Rocketdyne other than for Cause as defined in the Retention Agreement, (ii) due to the death or disability as defined in the Retention Agreement of Mr. Bregard, or (iii) at the request or initiation of Mr. Bregard in the event that (A) he was no longer a direct report to Scott J. Seymour, or (B) an individual other than Mr. Seymour or Mr. Bregard was elected or appointed to act as President of Aerojet Rocketdyne and, in either case, Mr. Bregard suffered a significant change or diminution in his duties and responsibilities.

The terms of this agreement were met and Mr. Bregard was paid $265,364 on December 13, 2012. On February 12, 2013, the Retention Agreement was amended to provide that Mr. Bregard will receive a payment of $200,000 if he remains with Aerojet Rocketdyne through at least May 31, 2013. The terms of this agreement were also met and the $200,000 was paid to Mr. Bregard on June 27, 2013.

From July 9, 2013, through November 30, 2013, Mr. Bregard was contracted as a temporary part-time employee to provide additional transition of his duties and to support the acquisition team through the first stages of integration. Mr. Bregard earned $85,598 in this capacity.

On April 1, 2013, Mr. Bregard began his Required Minimum Distribution (RMD) for his GenCorp pension, and subsequent to his retirement, he began receiving his pension on July 1, 2013. In 2013, his pension compensation totaled $14,452.

On June 26, 2013, the Board of Directors approved accelerated vesting of Mr. Bregard’s outstanding unvested restricted stock awards in recognition of his service to the Company. The accelerated vesting included 9,455 shares of service-based restricted stock scheduled to vest on November 30, 2013, 12,174 shares of service-based restricted stock scheduled to vest on March 30, 2014, and 12,174 shares of performance-based restricted stock scheduled to vest upon meeting Non-EVA metrics for fiscal 2013. The performance-based vesting assumed target vesting for Non-EVA metrics.

Other

The GenCorp Foundation matches all employee and Director gifts to accredited, non-profit colleges, universities, secondary and elementary public or private schools located in the United States. Gifts made are matched dollar for dollar up to $3,000 per calendar year per donor.

As part of an employment offer, the Company paid a hiring bonus of $25,000 to Mr. Cambria on his employment commencement date of September 12, 2011. The bonus was conditioned upon Mr. Cambria’s acceptance of the employment offer and employment with the Company for a period of one year. In the event Mr. Cambria voluntarily terminated his employment with the Company or was terminated for cause within the one-year period, Mr. Cambria agreed to reimburse the Company within 30 days of termination.

As part of an employment offer, the Company paid a hiring bonus of $75,000 to Mr. Schumacher upon the commencement of his employment on April 29, 2013. The bonus was conditioned upon Mr. Schumacher’s acceptance of the employment offer and employment with the Company for a period of one year. In the event Mr. Schumacher voluntarily terminates his employment with the Company or is terminated for cause within the one-year period, Mr. Schumacher agreed to reimburse the Company within 30 days of termination.

Impact of FASB ASC Topic 718

The accounting standards applicable to the various forms of long-term incentive plans under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (formerly FASB Statement 123R) is one factor that the Company and the Organization & Compensation Committee consider in the design of its long-term equity incentive programs. Other factors include the link to the performance that each vehicle provides, the degree of upside leverage and downside risk inherent in each vehicle, the impact on dilution and overhang that the vehicles have, and the role that each vehicle has in the attraction, retention, and motivation of our executive and key employee talent. The Company monitors its FASB ASC Topic 718 expense to ensure that it is reasonable, but expense will not be the most important factor in making decisions about our long-term incentive plans.

Tax Deductibility under Section 162(m)

Section 162(m) of the Code limits the amount of compensation paid to our Chief Executive Officer and our other three most highly compensated executive officers, other than our CFO, that may be deducted by us for federal income tax purposes in any fiscal year to $1,000,000. “Performance-based” compensation that has been approved by our stockholders and otherwise satisfies the performance-based requirements under Section 162(m) of the Code is not subject to the Code’s $1,000,000 deduction limit. While the Organization & Committee believes that it is important for compensation paid to our NEOs to be tax deductible under the Code, the Organization & Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet the standards of Section 162(m) when necessary to enable the Company to continue to attract, retain, reward and motivate its highly-qualified executives.

Employee Compensation Policies Relating to Risk Management

The Organization & Compensation Committee believes that the Company’s compensation policies and practices are structured to discourage inappropriate risk-taking by our executives and that none of the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company believes that its compensation plans effectively balance risk and reward and are generally uniform in design and operation throughout the Company.

Limited Government Reimbursement of Compensation

As a government contractor, the Company is subject to the Federal Acquisition Regulation, which limits the reimbursement of costs by our government customers for senior executive compensation to a benchmark compensation cap established each year. The cap applies to the five most highly compensated executives per segment of the Company. For 2012, the benchmark cap published in the Federal Register was $952,308. The 2013 amount has not yet been published. Any amounts over the cap are considered unallowable and, therefore, not billed to the government.

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation for each of the Named Executive Officers for fiscal years 2013, 2012 and 2011.

Name and Principal Position	Year	Salary(1)	Bonus		Stock Awards(2)		Options/SARs Awards(2)	Non-Equity Incentive Plan Compensation(3)		All Other Compensation(4)	Total(5)
Executive Officers as of November 30, 2013
Scott J. Seymour	2013	$626,936	$—		$1,203,229	(6)	$—	$		$14,475	$1,844,640
President and CEO	2012	587,885	$—		825,002		—		1,117,500	16,334	2,546,721
	2011	550,000	—		278,642		116,149		935,000	87,046	1,966,837
Kathleen E. Redd	2013	381,028	—		955,699	(7)	—			11,475	1,348,202
Vice President, CFO and Assistant Secretary	2012	366,819	—		298,450		—		262,081	11,250	938,600
	2011	347,003	—		95,328		39,735		241,000	12,100	735,166
Warren M. Boley, Jr.(8)	2013	357,651	—		469,774	(9)	—			21,004	848,429
President, Aerojet Rocketdyne	2012	127,885	—		469,960		—		99,750	12,075	709,670
Christopher C. Cambria (10)	2013	323,117	—		222,004	(11)	—			15,180	560,301
Vice President, General Counsel and Secretary	2012	316,558	—		186,002		—		220,550	51,755	774,865
	2011	65,577	25,000	(12)	—		69,766		52,000	10,132	222,475
John D. Schumacher (13) Vice President, Business Relations	2013	178,846	75,000		240,017	(14)	152,564			6,750	653,177
Former Executive Officers as of November 30, 2013
Richard W. Bregard	2013	283,805	200,000	(15)	—		—			11,264	495,069
Deputy to the President, Aerojet Rocketdyne	2012	263,177	265,364	(15)	—		—		189,072	11,143	728,756
	2011	250,712	35,000		109,749		—		174,000	10,676	580,137

(1)	The amount reported in this column for each Named Executive Officer reflects the dollar amount of base salary earned in each listed fiscal year. Mr. Bregard’s amount also includes $85,598 for contractual work following his retirement from the Company.
(2)	The amount reported in this column for each Named Executive Officer represents the aggregate grant date fair value of awards granted in each of the three years presented. The grant date fair value of stock awards is equal to the closing price of our stock on the date of grant times the number of shares awarded. The grant date fair value of stock options and SARs awards was estimated using the Black-Scholes Model. A discussion of the assumptions used in calculating these values may be found in Note 10(c) in the audited financial statements in the Company’s Annual Report on Form 10-K for fiscal 2013. A description of these awards can be found under the section entitled Long-Term Incentives (Equity-Based Compensation) on page 37.
(3)	The amount reported in this column for each Named Executive Officer reflects annual cash incentive compensation, which is based on performance in each listed fiscal year. Awards for fiscal 2013, if any, will be determined at the next meeting of the Organization & Compensation Committee scheduled for January 2014. This annual incentive compensation is discussed further under the section entitled Annual Cash Incentive Program on page 32.

(4)	The amounts reported in this column for each Named Executive Officer include the following for fiscal 2013:

Name	Severance	Company Matching Contribution to 401(k) Plan	Company Matching Contribution to Benefits Restoration Plan- Savings Plan	Matching Gift by the GenCorp Foundation	Perquisites And Other Personal Benefits(A)	Total
Executive Officers as of November 30, 2013
Scott J. Seymour	$—	$11,475	$—	$3,000	$—	$14,475
Kathleen E. Redd	—	11,475	—	—	—	11,475
Warren M. Boley, Jr.	—	12,687	—	—	8,317	21,004
Christopher C. Cambria	—	11,475	—	—	3,705	15,180
John D. Schumacher	—	6,750	—	—	—	6,750
Former Executive Officers as of November 30, 2013
Richard W. Bregard	—	11,264	—	—	—	11,264

(A)	This column includes items paid by the Company or reimbursed to the employee for relocation expenses.
(5)	The total compensation shown for Ms. Redd and Mr. Bregard in fiscal 2011 does not reflect the Change in Pension Value as previously disclosed because the Company’s defined benefit pension and BRP have been frozen and not accruing benefits for three years. Changes in pension value previously reported are as follows:

Name	Year	Change in Pension Value
Kathleen E. Redd	2011	$26,199
Richard W. Bregard	2011	311

Because the plans are frozen, these amounts represent changes in actuarial assumptions, primarily the decrease in the discount rate and a change in mortality assumption used to measure the present value of benefits accrued up until the freeze date, which is the same for all plan participants. There is no further accrual of pension benefits for service. Information regarding these pension plans is set forth in further detail under the section entitled 2013 Pension Benefits on page 49.

(6)	Mr. Seymour’s stock awards compensation consists of $300,803 for a service-based restricted stock grant and $902,426 for a performance-based restricted stock grant that vests based on EVA metrics for fiscal 2015. The grant date fair value of the performance-based restricted stock grant at the maximum vesting of 125% would be $1,128,033.
(7)	Ms. Redd’s stock awards compensation consists of $613,925 for service-based restricted stock grants and $341,774 for a performance-based restricted stock grant that vests based on EVA metrics for fiscal 2015. The grant date fair value of the performance-based restricted stock grant at the maximum vesting of 125% would be $427,213.
(8)	Mr. Boley started his employment with the Company on July 23, 2012, and assumed full responsibility as President, Aerojet Rocketdyne on August 20, 2012.
(9)	Mr. Boley’s stock awards compensation consists of $117,439 for a service-based restricted stock grant and $352,335 for a performance-based restricted stock grant that vests based on non-EVA metrics for fiscal 2015. The grant date fair value of this performance-based restricted stock grant at the maximum vesting of 125% would be $440,423.
(10)	Mr. Cambria started his employment with the Company on September 12, 2011.
(11)	Mr. Cambria’s stock awards compensation consists of $55,505 for a service-based restricted stock grant and $166,499 for a performance-based restricted stock grant that vests based on EVA metrics for fiscal 2015. The grant date fair value of the performance-based restricted stock grant at the maximum vesting of 125% would be $208,123.

(12)	Mr. Cambria received a $25,000 sign-on bonus upon commencement of his employment with the Company. A further description of this bonus can be found on page 41 under the section entitled Other of the Compensation Discussion and Analysis.
(13)	Mr. Schumacher commenced his employment with the Company on April 29, 2013.
(14)	Mr. Schumacher’s stock awards compensation consists of $60,009 for a service-based restricted stock grant and $180,008 for a performance-based restricted stock grant that vests based on EVA metrics for fiscal 2015. The grant date fair value of the performance-based restricted stock grant at the maximum vesting of 125% would be $225,006.
(15)	Effective February 6, 2012, to ensure a successful transition to Mr. Bregard’s retirement, the Company entered into a retention agreement with Mr. Bregard pursuant to which he was to receive a payment equal to his annual base salary in effect at November 30, 2012 if he was employed by the Company through that date. On February 12, 2013, this agreement was amended to provide that Mr. Bregard would receive an additional payment of $200,000 if he remains with Aerojet Rocketdyne assisting in completion of closing conditions and integration planning for the acquisition of the Rocketdyne Business through at least May 31, 2013. The terms of the agreement and amendment were met and the retention payments were made December 13, 2012 and June 27, 2013, respectively. For more details on this agreement see page 40.

2013 GRANTS OF PLAN-BASED AWARDS

The following table provides information for each of the Named Executive Officers for fiscal 2013 annual and long-term incentive award opportunities, including the range of possible payments under non-equity incentive plans.

Name	Grant	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)			Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Options/ SARs	Grant Date Fair Value of Stock and Option/SARs
	Date	Threshold (2)	Target	Maximum	Threshold	Target	Maximum	Units(#)	Options(#)	($/Sh)	Awards($)
Executive Officers as of November 30, 2013
Scott J. Seymour
Annual Incentive Award		$—	$800,025	$1,480,046
Restricted Stock	11-22-13							17,033			$300,803
Restricted Stock	11-22-13				25,550	51,100	63,875				902,426	(3)
Kathleen E. Redd
Annual Incentive Award		—	193,088	357,212
Restricted Stock	11-22-13							6,451			113,925
Restricted Stock	11-22-13				9,677	19,353	24,191				341,774	(3)
Restricted Stock	05-09-13							36,523			500,000
Warren M. Boley, Jr.
Annual Incentive Award		—	216,825	401,126
Restricted Stock	11-22-13							6,650			117,439
Restricted Stock	11-22-13				9,976	19,951	24,939				352,335	(3)
Christopher C. Cambria
Annual Incentive Award		—	163,239	301,991
Restricted Stock	11-22-13							3,143			55,505
Restricted Stock	11-22-13				4,714	9,428	11,785				166,499	(3)
John D. Schumacher
Annual Incentive Award		—	78,750	145,688
Restricted Stock	11-22-13							3,398			60,009
Restricted Stock	11-22-13				5,097	10,193	12,741				180,008	(3)
SARs	04-29-13								20,000	13.01	152,564	(4)
Former Executive Officers as of November 30, 2013
Richard W. Bregard
Annual Incentive Award		—	80,494	148,914

(1)	Reflects the possible payout amounts of non-equity incentive plan awards that could have been earned in fiscal 2013. See the Summary Compensation Table on page 43 for the amounts actually earned in fiscal 2013 and paid out in the first quarter of fiscal 2014.
(2)	If targets are not met, the annual incentive award will not be earned.
(3)	Vesting of this performance-based restricted stock grant is based on financial performance for fiscal 2015. The grant date fair value at the maximum of 125% vesting would be $1,128,033 for Mr. Seymour, $427,213 for Ms. Redd, $440,423 for Mr. Boley, $208,123 for Mr. Cambria, and $225,006 for Mr. Schumacher.
(4)	The fair value of this SAR grant was estimated using the Black-Scholes Model with the following weighted average assumptions at the grant date: Expected life – seven years; volatility – 58.60%; risk-free interest rate – 1.62%; dividend yield – 00.0%.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR END

The following table provides information for each of the Named Executive Officers regarding outstanding stock options, SARs, and stock awards held by the officers as of November 30, 2013.

Name	Option/SARs Awards							Stock Awards
	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option/SARs (#)		Option/ SARs Exercise Price ($)	Option/ SARs Expiration Year	Service-Based Equity Awards			Equity Incentive Plan Awards
								Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Executive Officers as of November 30, 2013
Scott J. Seymour
Restricted Stock								17,033	(2)	$312,385
											63,875	(3)	$1,171,468
								30,242	(4)	554,638
											113,407	(5)	2,079,884
											115,907	(6)	2,125,734
Stock Options	—	—		82,026	(6)	$6.01	2018
	188,697	—		—		4.91	2017
	100,000	—		—		7.14	2017
Kathleen E. Redd
Restricted Stock								6,451	(2)	118,311
											24,191	(3)	443,663
								36,523	(7)	669,832
								10,940	(4)	200,640
											41,026	(5)	752,417
											39,653	(6)	727,236
SARs	20,000	—		—		4.25	2018
	1,500	—		—		13.75	2017
	2,560	—		—		13.19	2016
	2,500	—		—		18.71	2015
Stock Options	1,750					6.00	2019
	—	—		28,061	(6)	6.01	2018
	64,555	—				4.91	2017
	35,000	—				4.54	2019
Warren M. Boley, Jr.
Restricted Stock								6,650	(2)	121,961
											24,939	(3)	457,381
								50,000	(8)	917,000
											10,000	(5)	183,400
											10,000	(6)	183,400
Christopher C. Cambria
Restricted Stock								3,143	(2)	57,643
											11,785	(3)	216,137
								6,818	(4)	125,042
											25,568	(5)	468,917
SARs	13,333	6,667	(9)			4.00	2018
John D. Schumacher
Restricted Stock								3,398	(2)	62,319
											12,741	(3)	233,670
SARs		20,000	(10)			13.01	2020
Former Executive Officers as of November 30, 2013
Richard W. Bregard
SARs	1,500					13.75	2017
	4,256					13.19	2016
Stock Options	10,000					4.54	2019
	500					6.00	2019

(1)	The market value was calculated by multiplying the number of shares by the closing market price of the Company’s Common Stock of $18.34 on November 29, 2013.
(2)	The vesting date for these service-based restricted stock awards is November 22, 2016.
(3)	The vesting date for these performance-based restricted stock awards is on or about January 31, 2016, subject to approval by the Organization & Compensation Committee. These awards will only vest if performance targets are met through November 30, 2015.
(4)	The vesting date for these service-based restricted stock awards is March 28, 2015.

(5)	The vesting date for these performance-based restricted stock awards is on or about January 31, 2015, subject to approval by the Organization & Compensation Committee. These awards will only vest if performance targets are met through November 30, 2014.
(6)	The vesting date for these performance-based stock option and restricted stock awards is on or about January 29, 2014, subject to approval by the Organization & Compensation Committee. These awards will only vest if performance targets are met through November 30, 2013.
(7)	The vesting date for this service-based restricted stock award for Ms. Redd is on May 9, 2016.
(8)	The vesting date for this service-based restricted stock award for Mr. Boley is on July 23, 2015.
(9)	Mr. Cambria’s unvested SARs vest in one-third increments on September 12th of each year becoming fully vested in 2014.
(10)	Mr. Schumacher’s unvested SARs vest in one-third increments on April 29th of each year becoming fully vested in 2016.

2013 OPTION/SAR EXERCISES AND STOCK VESTED

The following table provides information for each of the Named Executive Officers regarding stock option and SARs exercises and stock award vestings during fiscal 2013.

Name	Option/SARs Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)		Value Realized on Vesting ($)(3)
Executive Officers as of November 30, 2013
Scott J. Seymour	—	$—	40,000		$387,200
Kathleen E. Redd	—	—	—		—
Warren M. Boley, Jr.	—	—	—		—
Christopher C. Cambria	—	—	—		—
John D. Schumacher	—	—	—		—
Former Executive Officers as of November 30, 2013
Richard W. Bregard	—	$—	40,031	(4)	$615,529

(1)	The value realized on vesting represents the difference between the closing market price of the Company’s Common Stock on the exercise date and the exercise price multiplied by the number of shares underlying each option exercised.
(2)	The amounts reported in this column reflect restricted stock awards that vested during fiscal 2013.
(3)	The value realized on vesting is calculated by multiplying the number of shares vested by the closing market price of the Company’s Common Stock on the vesting date.
(4)	On June 26, 2013, the Board of Directors approved accelerated vesting of Mr. Bregard’s outstanding unvested restricted stock awards in recognition of his service to the Company. The accelerated vesting included: 9,455 shares of restricted stock scheduled to vest on November 30, 2013; 12,174 shares of restricted stock scheduled to vest on March 30, 2014; and 12,174 shares of restricted stock scheduled to vest upon meeting Non-EVA metrics for fiscal 2013. Also included in this number are 6,228 shares of restricted stock that vested on schedule.

2013 PENSION BENEFITS

The Company’s defined benefit pension and BRP are frozen and no longer accruing benefits. Effective February 1, 2009 and July 31, 2009, future benefit accruals for all non-collective bargaining unit employees, including the Named Executive Officers and collective bargaining unit employees respectively, were discontinued. No employees lost their previously earned pension benefits.

Qualified Pension Plan

The Qualified Pension Plan is a tax-qualified defined benefit plan covering substantially all collectively bargaining unit and non-collectively bargaining unit employees hired before the freeze date. In general, normal retirement age is 65, with certain plan provisions allowing for earlier retirement. Before the freeze date, pension benefits were calculated under formulas based on compensation and length of service for salaried employees and under negotiated non-wage based formulas for bargaining unit and hourly employees. Participants will receive the highest benefit calculated under any of the formulas for which they were eligible to participate through the freeze date.

2009 Pension BRP Plan

Total pension benefits for the Named Executive Officers and certain other highly compensated employees were determined under a combination of the 2009 Pension BRP Plan, which is a non-qualified plan, and the Qualified Pension Plan. As set forth above, the Qualified Pension Plan is a qualified pension plan that provides pension benefits for employees, the amount of which is limited under Section 401(a)(17) or 415 of the Code (or any successor provisions). The 2009 Pension BRP Plan restored the pension plan benefits which executives and their beneficiaries would otherwise lose as a result of the limitations under Section 401(a)(17) or 415 of the Code (or any successor provisions). Eligibility to participate in the 2009 Pension BRP Plan was designated by the Organization & Compensation Committee.

The following table provides information regarding the actuarial present values of accumulated benefits under the Qualified Pension Plan and the 2009 Pension BRP Plan of the Named Executive Officers who were eligible for pension benefits prior to the freeze date of the plans as of November 30, 2013. Messrs. Seymour, Boley, and Cambria are not participants in either of the pension plans as their employment with the Company commenced after the freeze date.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Fiscal 2013 ($)
Executive Officers as of November 30, 2013
Kathleen E. Redd	Qualified Pension Plan	6.50	$238,158	$—
	2009 Pension BRP Plan	6.50	62,815	—
John D. Schumacher(3)	Qualified Pension Plan	2.58	124,261	—
	2009 Pension BRP Plan	2.58	7,535	—
Former Executive Officers as of November 30, 2013
Richard W. Bregard	Qualified Pension Plan	4.50	247,131	12,956
	2009 Pension BRP Plan	4.50	24,749	—

(1)	Credited service under the Qualified Pension Plan and the 2009 Pension BRP Plan is determined for all participants in accordance with such plans and is through February 1, 2009, the freeze date for these plans in which the Company discontinued future benefit accruals for all non-collectively bargaining unit employees, including the Named Executive Officers. This number is being presented unrounded.

(2)	The amounts reported in this column were calculated based on the accrued benefit as of February 1, 2009, the date benefit accruals were frozen for non-collectively bargaining unit employees. Present values were calculated assuming no pre-retirement mortality or termination. The values under the Qualified Pension Plan and the 2009 Pension BRP Plan are the actuarial present values as of November 30, 2013 of the benefits earned as of the freeze date and payable at the earliest age eligible for unreduced benefits for the Qualified Pension Plan (the earlier of age 65, or age 62 with 10 years of service) and the current benefit election date on record for the 2009 Pension BRP Plan.

The discount rate assumption is 4.54% for the Qualified Pension Plan and 4.65% for the 2009 Pension BRP Plan. The post-retirement mortality assumption of the two pension plans is RP 2000 no-collar, projected to 2021. The assumptions reflected in this footnote are the same as the ones used for the Qualified Pension Plan and the 2009 Pension BRP Plan for financial reporting purposes with the exception of assumed retirement age and the absence of pre-retirement mortality and termination assumptions.

(3)	Mr. Schumacher’s pension benefits were earned from his previous employment with the Company beginning June 12, 2006 through the pension freeze date for non-collective bargaining unit employees of February 1, 2009. He has not accrued any additional benefit for his current employment with the Company that began on April 29, 2013.

2013 NON-QUALIFIED DEFERRED COMPENSATION

Benefits Restoration Plan — 2009 401(k) BRP Plan

The 2009 401(k) BRP Plan is a non-qualified, unfunded plan designed to enable participants to defer their compensation on a pre-tax basis. Under the 2009 401(k) BRP Plan, a select group of employees approved by the Organization & Compensation Committee, elect to defer compensation earned in the current year such as salary and certain other incentive compensation that would otherwise be paid in the current year. Effective January 1, 2009, obligations with respect to benefits that were earned or vested under the Prior Pension BRP after December 31, 2004, and were related to the restoration of 401(k) benefits which such employees and their beneficiaries would otherwise have lost as a result of Code limitations upon accrual and/or payment of benefits from the GenCorp Retirement Savings Plan, along with all associated earnings, were transferred to, and will be maintained under and paid from the 2009 401(k) BRP Plan. Accordingly, only benefits that are exempt from Section 409A of the Code will be maintained under and paid from the Prior Pension BRP, in accordance with the terms of the Prior Pension BRP.

The Company matches contributions in an amount equal to 100% of the participant’s contribution up to the first 3% of the participant’s eligible compensation and 50% up to the next 3% of the participant’s eligible compensation if the participant has reached the 402(g) limit in the 401(k) Savings Plan. The maximum company match is 4.5%. Participants indicate how they wish their deferred compensation and the company matching contributions to be notionally invested among the same investment options available through the GenCorp Retirement Savings Plan. Non-qualified benefits may be paid out of either the grantor trust (pre-funded) or the Company’s general assets.

The following table provides information for each of the Named Executive Officers regarding aggregate officer and Company contributions and aggregate earnings for fiscal 2013 and fiscal year-end account balances under the 2009 401(k) BRP Plan.

Name	Executive Contributions in fiscal 2013 ($)(1)	Company Contributions in fiscal 2013 ($)(2)	Aggregate Earnings in fiscal 2013 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at November 30, 2013 ($)
Executive Officers as of November 30, 2013
Scott J. Seymour	$—	$—	$5,625	$—	$518,807
Kathleen E. Redd	—	—	9,606	—	55,592
Warren M. Boley, Jr.	—	—	—	—	—
Christopher C. Cambria	—	—	—	—	—
John D. Schumacher	—	—	—	—	—
Former Executive Officers as of November 30, 2013
Richard W. Bregard	—	—	—	—	—

(1)	The amounts reported in this column reflect compensation earned in fiscal 2013 and deferred under the 2009 401(k) BRP Plan. These amounts are also included in the “Salary” column in the Summary Compensation Table on page 43.
(2)	The amounts reported in this column reflect company matches under the 2009 401(k) BRP Plan earned in fiscal 2013. These amounts are also included in the “All Other Compensation” column in the Summary Compensation Table on page 43.
(3)	The amounts reported in this column reflect interest credited on account holdings and the change in value of other investment holdings.

Employment Agreement and Indemnity Agreements

On January 6, 2010, the Company entered into an employment agreement with Mr. Seymour to serve as the Company’s President and CEO, which is described under the section entitled Severance Agreement, Employment Agreement and Plan Provisions—Scott J. Seymour Employment Agreement on page 40.

On February 6, 2012, the Company’s subsidiary, Aerojet Rocketdyne, entered into a Retention Agreement with Mr. Bregard to ensure that Mr. Bregard remained with Aerojet Rocketdyne through at least November 30, 2012 and to encourage a successful transition to Mr. Bregard’s retirement, as described under the section entitled Severance Agreement, Employment Agreement and Plan Provisions—Richard W. Bregard Retention Agreement on page 40.

The Company has entered into indemnification agreements with each of its Directors and the Named Executive Officers, with the exception of Mr. Schumacher, pursuant to which the Company is required to defend and indemnify such individuals if or when they are party or threatened to be made a party to any action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such individual is or was a Director and/or Named Executive Officer of the Company or any of its subsidiaries.

Potential Payments upon Termination of Employment or Change in Control

Termination Benefits for Scott J. Seymour

According to the employment agreement entered into between the Company and Mr. Seymour as discussed in the section above, in the event that the Company terminates Mr. Seymour’s employment for Cause or Mr. Seymour resigns other than for Good Reason (as such terms are defined in his employment agreement), the Company’s obligations will generally be limited to paying Mr. Seymour his annual base salary through the termination date. If Mr. Seymour’s employment is terminated at his or the Company’s election at any time due to his death or disability, or for reasons other than Cause or Voluntary Resignation (as defined in his employment agreement), Mr. Seymour will be entitled to receive severance payments and benefits equal to the following, subject to certain limitations: (i) one year of his annual base salary paid in installments; (ii) an incentive payment based upon the amount of the previous year’s incentive, prorated based on the number of months of the year that Mr. Seymour worked for the Company prior to the termination paid in a lump sum; (iii) immediate vesting of any shares of the Company’s restricted common stock and options that are scheduled to vest within one year of the date of termination of employment and (iv) incentives earned but unpaid with respect to the fiscal year ending on or preceding the date of termination pursuant to the Company’s Annual Incentive Plan.

Also under this employment agreement for a termination in connection with a change in control in which Mr. Seymour’s employment is terminated by the Company without cause or by the executive for good reason within two years following a change in control, Mr. Seymour will be entitled to receive a severance payment and benefits as follows: (i) a lump sum payment equal to two times the sum of his base salary plus the target incentive amount for the year in which the termination takes place; (ii) immediate full vesting of outstanding restricted shares and options; (iii) and payment of any accrued incentive through the date of termination.

Mr. Seymour’s employment agreement has a five year term beginning January 6, 2010.

Termination Benefits for Other Named Executive Officers

The Company does not have a severance plan in place for the Named Executive Officers with the exception of Mr. Seymour discussed above. The Company does have a policy for a reduction in force, pursuant to which Ms. Redd and Messrs. Boley, Cambria, and Schumacher (and Mr. Bregard, prior to his departure) as well as all other employees of the Company, would be eligible to continue participating in health, welfare, and retirement benefit plans for a period of sixty (60) days per the terms of the applicable plans and subject to all conditions thereof. Upon execution of a release, the Named Executive Officer is eligible to receive separation pay of five (5) weeks’ pay plus one additional week’s pay for each full or partial year of service, with the maximum amount of separation pay being thirty (30) weeks’ pay. In addition, with an executed release, the Named Executive Officer is eligible to continue participation in certain health and welfare benefits for a total period of 180 days from the date of reduction in force. Overlapping benefits under both the standard and enhanced benefits provisions will be inclusive in this six month period.

Treatment of Equity Awards

Equity awards made to employees including the Named Executive Officers generally provide for the immediate accelerated vesting of the award, including stock options, performance-based stock options, SARs, time-based restricted stock and performance-based restricted stock (regardless of whether or not the performance target is ultimately met) upon a change in control of the Company regardless of whether a termination occurs.

Estimated Cost of Termination Benefits

The amounts of estimated incremental compensation and benefits payable to the Named Executive Officers assuming a qualifying termination of employment as of November 30, 2013, are shown in the following table.

Name	Cash Severance
Scott J. Seymour Termination without Cause	$2,557,545	(1)
Scott J. Seymour Termination with Change in Control	3,680,115	(1)
Kathleen E. Redd	—
Warren M. Boley, Jr.	—
Christopher C. Cambria	—
John D. Schumacher	—

(1)	Mr. Seymour’s termination benefits were calculated using target achievement of the annual short-term cash incentive award. Actual achievement, if any, will be determined at the next meeting of the Organization & Compensation Committee scheduled for January 2014.

As of November 30, 2013, there are no other scenarios other than what is discussed in this section in which a Named Executive Officer would get benefits above and beyond normal employee policy.

Security Ownership of Certain Beneficial Owners

The Company believes that the following table is an accurate representation of beneficial owners of more than 5% of the 61,272,796 shares of the Common Stock outstanding as of December 31, 2013. The table is based on reports of Schedule 13D and Schedule 13G filed with the SEC on or prior to January 3, 2014.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	9,526,231	(1)	15.4%
Marcato Capital Management LLC One Montgomery Street Suite 3250 San Francisco, CA 94104	5,764,669	(2)	9.4%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	4,764,991	(3)	7.8%
Steel Partners Holdings L.P. 590 Madison Avenue 32nd Floor New York, NY 10022	4,180,997	(4)	6.8%
Highbridge International LLC c/o Highbridge Capital Management, LLC 40 West 57th Street, 33rd Floor New York, NY 10019	3,210,354	(5)	5.0%
GenCorp Retirement Savings Plan c/o Fidelity Management Trust Company 82 Devonshire Street Boston, MA 02109	3,204,262	(6)	5.2%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	3,122,498	(7)	5.1%

(1)	Includes shares beneficially owned by Mario J. Gabelli and various affiliated entities, including Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, Inc., Gabelli Securities, Inc., GGCP, Inc., and GAMCO Investors, Inc. Gabelli Funds, LLC reported sole voting power and sole dispositive power with respect to 2,980,744 shares. GAMCO Asset Management Inc. reported sole voting power with respect to 5,228,187 shares and sole dispositive power with respect to 5,281,187 shares. Teton Advisors, Inc. reported sole voting power and sole dispositive power with respect to 1,208,800 shares. Gabelli Securities, Inc. reported sole voting power and sole dispositive power with respect to 35,500 shares. GGCP, Inc. reported sole voting power and sole dispositive power with respect to 20,000 shares. GAMCO Investors, Inc. reported sole voting power and sole dispositive power with respect to 0 shares. Includes 472,140 shares with respect to which the reporting persons have the right to acquire beneficial ownership upon conversion of the Company’s 4 1/16% and 2 1/4% convertible subordinated debentures. All of the foregoing information is according to Amendment No. 50 to a Schedule 13D dated February 19, 2013 and filed with the SEC on February 19, 2013.
(2)	Marcato Capital Management LLC and Richard T. McGuire III reported shared voting power and shared dispositive power with respect to 5,764,669 shares. Mr. McGuire is the managing member of Marcato Capital Management LLC. The foregoing information is according to Amendment No. 1 to a Schedule 13G dated February 14, 2013 and filed with the SEC on February 14, 2013.

(3)	BlackRock, Inc. reported sole voting power and sole dispositive power with respect to the 4,764,991 shares. The foregoing information is according to Amendment No. 3 to a Schedule 13G dated February 4, 2013 and filed with the SEC on February 8, 2013.
(4)	Consists of shares owned directly by SPH Group Holdings LLC (“SPHG Holdings”). Steel Partners Holdings L.P. (“Steel Holdings”) owns 99% of the membership interests of SPH Group LLC (“SPHG”). SPHG is the sole member of SPHG Holdings. Steel Partners Holdings GP Inc. (“Steel Partners GP”) is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. By virtue of these relationships, each of Steel Holdings, SPHG and Steel Holdings GP may be deemed to beneficially own the shares owned directly by SPHG Holdings. Each of the foregoing may be deemed to have shared voting and dispositive power with respect to such shares. All of the foregoing information is according to Amendment No. 22 to a Schedule 13D dated October 28, 2013 and filed with the SEC on October 28, 2013.
(5)	Includes 3,210,354 shares with respect to which the reporting persons have the right to acquire beneficial ownership upon conversion of the Company’s 4 1/16% convertible subordinated debentures. Highbridge International LLC, Highbridge Capital Management, LLC and Glenn Dubin reported shared voting power and shared dispositive power with respect to 3,210,354 shares issuable upon conversion of the Company’s 4 1/16% convertible subordinated debentures. All of the foregoing information is according to a Schedule 13G dated April 2, 2013 and filed with the SEC on April 10, 2013.
(6)	Shares held as of December 31, 2012 by Fidelity Management Trust Company, the Trustee for the GenCorp Retirement Savings Plan.
(7)	The Vanguard Group, Inc. reported sole voting power with respect to 95,705 shares, sole dispositive power with respect to 3,030,393 shares and shared dispositive power with respect to 92,105 shares. The foregoing information is according to a Schedule 13G dated February 7, 2013 and filed with the SEC on February 13, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s Directors and certain officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. The SEC also requires such persons to furnish the Company with copies of the Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms that the Company has received, the Company believes that all of its Directors, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2013, with the exception of a late Form 4 filing for Mr. Bregard. When Mr. Bregard reached the age of 70 1⁄2, a mandatory distribution and an automatic liquidation was triggered regarding the GenCorp shares held by Mr. Bregard in the 401(k) account he had maintained at a prior employer. The liquidation occurred on February 26, 2013. Mr. Bregard and GenCorp were made aware of this transaction and filed the necessary Form 4 on March 13, 2013.

PROPOSAL 2

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM

THE STATE OF OHIO TO THE STATE OF DELAWARE

In this section of the Proxy Statement, we sometimes refer to the Company as an Ohio corporation before reincorporation as “GenCorp (Ohio)” and the Company as a Delaware corporation after the Reincorporation as “GenCorp (Delaware).”

The Board has unanimously approved and recommends to our shareholders this proposal to change the Company’s state of incorporation from Ohio to Delaware. If our shareholders approve this proposal, we will accomplish the Reincorporation by domesticating in Delaware as provided in the OGCL and converting to a Delaware corporation as provided in the DGCL.

Summary

Assuming that shareholder approval of this proposal is obtained and the Reincorporation becomes effective:

•	the affairs of the Company will cease to be governed by Ohio corporation laws, the affairs of the Company will become subject to Delaware corporation laws, and the Company’s existing Articles of Incorporation and existing Code of Regulations will be replaced by a new certificate of incorporation and new bylaws, as more fully described below;

•	GenCorp (Delaware) will (i) be deemed to be the same entity as GenCorp (Ohio) for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges and powers of GenCorp (Ohio), except for such changes that result from being subject to Delaware law and becoming subject to the Delaware certificate of incorporation and Delaware bylaws, (iii) continue to possess all of the properties of and debts owed to GenCorp (Ohio) and (iv) continue to have all of the debts, liabilities and obligations of GenCorp (Ohio);

•	each outstanding share of GenCorp (Ohio) Common Stock will continue as an outstanding share of GenCorp (Delaware) common stock, and each outstanding option, warrant or other right to acquire shares of GenCorp (Ohio) Common Stock will continue as an outstanding option, warrant or other right to acquire shares of GenCorp (Delaware) common stock;

•	each employee benefit plan, incentive compensation plan or other similar plan of GenCorp (Ohio) will continue as an employee benefit plan, incentive compensation plan or other similar plan of GenCorp (Delaware); and

•	each director or officer of GenCorp (Ohio) will continue to hold his or her respective office with GenCorp (Delaware).

General Information

The Board has adopted a plan of conversion substantially in the form attached as Appendix A to this Proxy Statement (the “Plan of Conversion”) to accomplish the Reincorporation. This proposal will require the approval of with the affirmative vote of holders of two-thirds of the outstanding shares of the Company. Those shares present in person or represented by proxy, representing common stock outstanding at the close of business on the record date, will be entitled to vote on the proposal. Assuming that shareholder approval of this proposal is obtained, the Company intends to file with the Ohio Secretary of State a certificate of conversion (the “Ohio Certificate of Conversion”) and intends to file with the Delaware Secretary of State (i) a certificate of conversion (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern the Company as a Delaware corporation, substantially in the form attached as Exhibit A to the Plan of Conversion (the “Delaware Certificate of Incorporation”). In addition, assuming that shareholder approval of this proposal is obtained and the Ohio Certificate of Conversion, Delaware Certificate of Conversion and Delaware Certificate of Incorporation are filed, the bylaws substantially in the form of Exhibit B to the Plan of Conversion will be the bylaws for GenCorp (Delaware) (the “Delaware Bylaws”), and the Company will enter into a new indemnification agreement with each director and executive officer of GenCorp (Delaware), based upon provisions of Delaware law, substantially in the form attached as Exhibit C to the Plan of Conversion (the “Delaware Indemnification Agreement”). Approval of this proposal by our shareholders will constitute approval of the Reincorporation and the Plan of Conversion. Upon approval of the Reincorporation and the filing and effectiveness of the appropriate documents with the State of Ohio and the State of Delaware, the Company will be a Delaware corporation governed by the Delaware Certificate of Incorporation and the Delaware Bylaws.

There will be no interruption in trading of the shares of the Company’s Common Stock as a result of the Reincorporation. GenCorp (Ohio)’s Common Stock will continue to trade on the New York Stock Exchange under the same symbol, “GY,” and the Chicago Stock Exchange under the same symbol, “GY.” GenCorp (Delaware) will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of GenCorp (Ohio) Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in GenCorp (Delaware) after the Reincorporation, and shareholders holding restricted shares of GenCorp (Ohio) Common Stock prior to the Reincorporation will continue to hold shares in GenCorp (Delaware) after the Reincorporation subject to the same restrictions on transfer. In summary, the Reincorporation will not change the respective positions under federal securities laws or stock exchange rules of the Company or its shareholders.

Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. We believe the principal reasons for considering the Reincorporation are:

•	the development in Delaware over the last century of a well-established body of case law construing the DGCL, which provides businesses with a greater measure of predictability than exists in any other jurisdiction; the certainty afforded by the well-established principles of corporate governance under Delaware law are of benefit to GenCorp (Ohio) and its shareholders and should assist GenCorp (Ohio) in its ability to continue to attract and retain outstanding directors and officers;

•	the DGCL itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court, which is highly regarded and currently consists primarily of former Vice Chancellors and corporate practitioners; and

•	the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

Changes as a Result of Reincorporation

If this proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Rights of our Shareholders Prior to and After the Reincorporation from Ohio to Delaware.” The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contracts will continue as rights and obligations of GenCorp (Delaware). The Reincorporation itself will not result in any change in the Company’s business, jobs, management, number of employees, assets, liabilities or net worth (other than transaction costs incident to the Reincorporation). Further, the directors and officers of GenCorp (Ohio) immediately prior to the Reincorporation will continue as the directors and officers of GenCorp (Delaware) immediately after the Reincorporation, and the subsidiaries of GenCorp (Ohio) immediately prior to the Reincorporation will continue as the subsidiaries of GenCorp (Delaware) immediately after the Reincorporation.

The Plan of Conversion

The Reincorporation will be effected pursuant to the Plan of Conversion to be adopted by GenCorp (Ohio). The Plan of Conversion provides that the Company will convert into a Delaware corporation and will be subject to all of the provisions of the DGCL. By virtue of the conversion, all of the rights, privileges and powers of GenCorp (Ohio), all property owned by GenCorp (Ohio), all debts due to GenCorp (Ohio) and all causes of action belonging to GenCorp (Ohio) immediately prior to the conversion will remain vested in GenCorp (Delaware) following the conversion. In addition, by virtue of the conversion, all debts, liabilities and duties of the Company immediately prior to the conversion will remain attached to GenCorp (Delaware) following the conversion. Each director and officer of GenCorp (Ohio) will continue to hold his or her respective office with GenCorp (Delaware).

If this proposal is approved by our shareholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Ohio Secretary of State and the Delaware Secretary of State, as applicable) and effectiveness of the Ohio Certificate of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation. If this proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as practicable thereafter. However, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after approval by the Company’s shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and its shareholders.

Company shareholders will not be required to exchange their GenCorp (Ohio) stock certificates for new GenCorp (Delaware) stock certificates. Following the effective time of the Reincorporation, any GenCorp (Ohio) stock certificates submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for GenCorp (Delaware) stock certificates. Shareholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Ohio Certificate of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of shareholders for approval of this proposal, the Reincorporation will not be consummated and the Company will continue to be incorporated in Ohio and governed by the OGCL, the Company’s existing Articles of Incorporation and the Company’s existing Code of Regulations.

Description of the Company’s Capital Stock Upon the Effectiveness of the Reincorporation

Assuming that this proposal is approved by our shareholders and the Reincorporation becomes effective, the Company will convert into GenCorp (Delaware), which will be a corporation incorporated in the State of Delaware. The rights of shareholders of GenCorp (Delaware) will generally be governed by Delaware law, the Delaware Certificate of Incorporation and the Delaware Bylaws. The following is a description of the capital stock of GenCorp (Delaware) upon the effectiveness of the Reincorporation. This description is not intended to be complete and is qualified in its entirety by reference to Delaware law, including the DGCL, and the full texts of the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached as Exhibits A and B, respectively, to the Plan of Conversion, which is attached as Appendix A to this Proxy Statement.

General

Upon the effectiveness of the Reincorporation, the authorized capital of GenCorp (Delaware) will continue to be 150,000,000 shares of common stock, par value $0.10 per share and 15,000,000 shares of preference stock, par value $1.00.

Description of Capital Stock

Upon the effectiveness of the Reincorporation, GenCorp (Delaware) will continue to be authorized to issue 150,000,000 shares of common stock, and all of the issued and outstanding shares of Common Stock at that time will remain issued and outstanding. GenCorp (Ohio) is authorized to issue 15,000,000 shares of preference stock, none of which are issued and outstanding. A series of the preference stock has been designated “Series A Cumulative Preference Stock” and is comprised of 1,500,000 shares of preference stock. No series of preference stock is designated in the Delaware Certificate of Incorporation. The Delaware Certificate of Incorporation will authorize 15,000,000 shares of preference stock, par value $1.00 per share.

Upon the effectiveness of the Reincorporation, the holders of outstanding shares of GenCorp (Delaware) common stock will continue to be entitled to receive dividends and other distributions out of assets legally available at times and in amounts as the Board may determine from time to time. All shares of GenCorp (Delaware) common stock will be entitled to participate ratably with respect to dividends or other distributions after the payment in full of any preferential amounts to which holders of GenCorp (Delaware) preference stock may be entitled from time to time.

If GenCorp (Delaware) is liquidated, dissolved or wound up, voluntarily or involuntarily, holders of GenCorp (Delaware) common stock will be entitled to share ratably in all assets of GenCorp (Delaware) available for distribution to GenCorp (Delaware) shareholders after the payment in full of any preferential amounts to which holders of GenCorp (Delaware) preference stock may be entitled from time to time.

Holders of GenCorp (Delaware) common stock will continue to be entitled to one vote per share on all matters to be voted upon by shareholders, subject to any class or series voting rights to which holders of GenCorp (Delaware) preference stock may be entitled from time to time. Shareholders will continue to not be entitled to cumulate votes in voting for directors.

There will be no preemption, redemption, sinking fund or conversion rights applicable to GenCorp (Delaware) common stock under the Delaware Certificate of Incorporation or the Delaware Bylaws.

Under both the Company’s existing Articles of Incorporation and the Delaware Certificate of Incorporation, the Board has the authority to issue shares of preference stock in one or more series and to establish the designations, preferences and rights, including voting rights, of each series. The authority of the Board to issue preferred shares without the additional approval of the shareholders could have a possible anti-takeover effect, which we describe in more detail below in the section entitled “Possible Anti-Takeover Effect of Provisions – Authorized Preferred Stock.”

The Charters and Bylaws and Code of Regulations of GenCorp (Delaware) and GenCorp (Ohio)

The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws are similar in substance to those of the Company’s existing Articles of Incorporation and Code of Regulations in most respects. The differences include but are not limited to: (i) the elimination of the ability of shareholders to amend the provisions of the Delaware Certificate of Incorporation without appropriate action being taken first by the Board; (ii) the empowerment of the Board to amend the Delaware Bylaws (whereas the power to amend the existing Code of Regulations is vested solely in the shareholders of GenCorp (Ohio)); and (iii) the elimination of the requirement that action without a meeting by shareholders must be approved by the unanimous vote of shareholders (Delaware law provides for action to be taken without a meeting by the written consent of the holders of that number of shares necessary to authorize the proposed action being taken if it were voted on at a meeting of stockholders at which all shares entitled to vote were present and voted).

In addition, the proposed Reincorporation includes the implementation of certain other provisions in the Delaware Certificate of Incorporation and the Delaware Bylaws that are different from the Company’s existing Articles of Incorporation and Code of Regulations. For a discussion of such changes, see “Rights of our Shareholders Prior to and After the Reincorporation from Ohio to Delaware.” This discussion of the Delaware Certificate of Incorporation and the Delaware Bylaws is qualified by reference to Exhibits A and B, respectively, to the Plan of Conversion, which is attached as Appendix A to this Proxy Statement. In addition, GenCorp (Delaware) could implement certain other changes by amending the Delaware Certificate of Incorporation or the Delaware Bylaws in the future.

Limitation of Director Liability and Indemnification

The Company’s existing Code of Regulations requires that GenCorp (Ohio) indemnify the directors and officers of GenCorp (Ohio) to the fullest extent permitted or authorized under the laws of Ohio. Through the OGCL, Ohio has codified the directors’ common law duty of care and, in part, their common law duty of loyalty. Because of this codification, Ohio law is generally more protective of directors and officers than Delaware law.

Under Section 1701.59 of the OGCL, a director of an Ohio corporation would be liable in damages for actions taken or not taken as a director only if the plaintiff proves by clear and convincing evidence that the director’s action or failure to act was undertaken with deliberate intent to cause injury to, or with reckless disregard for the best interests of, the corporation or if the director approved (i) an illegal dividend, distribution or share repurchase by the corporation, (ii) a distribution to shareholders during the winding up of the corporation’s affairs without paying or making provision for the payment of all known obligations of the corporation or (iii) the making of a loan, other than in the usual course of business, to an officer, director or shareholder of the corporation. Each officer and director of GenCorp (Ohio) is entitled to advancement of expenses incurred in connection with lawsuits or proceedings arising out of his or her service to the fullest extent permitted or authorized by the laws of Ohio. The officers and directors of GenCorp (Ohio) are also entitled to a broad scope of indemnification against not only expenses but also costs, liability, judgments, fines, excise taxes assessed with respect to employee benefit plans, penalties and amounts paid in settlement to the fullest extent permitted or authorized by the laws of Ohio.

The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of GenCorp (Delaware) will be personally liable to GenCorp (Delaware) or its shareholders for monetary damages for breach of fiduciary duty as a director. Delaware law currently provides that this limitation of liability does not apply to liability:

•	for any breach of the director’s duty of loyalty to GenCorp (Delaware) or its shareholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	under Section 174 of the DGCL (imposing liability for unlawful distributions to shareholders and unlawful repurchases of shares); or

•	for any transaction from which the director derived any improper personal benefit.

However, in the event the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The Delaware Bylaws further provide that GenCorp (Delaware) will indemnify each of its directors, officers and employees to the fullest extent authorized by the DGCL and may indemnify other persons as authorized by the DGCL. These provisions do not eliminate any monetary liability of directors under the federal securities laws. If this proposal is approved and the Reincorporation is consummated, GenCorp (Delaware) expects to enter into the Delaware Indemnification Agreement with each of its executive officers and directors.

Changes to Employee Benefit Plans

All of GenCorp (Ohio)’s employee benefit plans (including stock option and other equity-based plans) would be continued by GenCorp (Delaware), and each stock option and other equity-based award issued and outstanding pursuant to such plans would automatically be converted into a stock option or other equity-based award with respect to the same number of shares of GenCorp (Delaware), upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the Reincorporation would constitute approval of the assumption of these plans by GenCorp (Delaware). Assuming the Reincorporation is approved, GenCorp (Delaware) would continue GenCorp (Ohio)’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

Dissenters’ or Appraisal Rights

Under Ohio law, shareholders will not be entitled to dissenters’ rights or appraisal rights as a result of the Reincorporation.

Certain Federal Income Tax Consequences

THE FOLLOWING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

The Company believes that the Reincorporation from Ohio to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and subject to the qualifications and assumptions described in this Proxy Statement:

(i)	holders of GenCorp (Ohio) Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation;

(ii)	the aggregate tax basis of shares of GenCorp (Delaware)’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Common Stock converted therefor; and

(iii)	the holding period of the shares of GenCorp (Delaware)’s common stock received in the Reincorporation will include the holding period of the shares of the Common Stock converted therefor.

The Company does not intend to request a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.

If the Reincorporation fails to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or otherwise as a tax-free reorganization, shareholders of GenCorp (Delaware) would recognize gain or loss with respect to each share of GenCorp (Ohio) capital stock deemed to have been exchanged pursuant to the Reincorporation equal to the difference between the shareholder’s basis in such share and the fair market value of the GenCorp (Delaware) capital stock received in exchange therefor. A shareholder’s aggregate basis in the GenCorp (Delaware) capital stock so received would equal the stock’s fair market value, and the shareholder’s holding period for such stock would begin the day of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of GenCorp (Ohio) previously filed with the SEC will remain the financial statements of GenCorp (Delaware) following the Reincorporation.

Rights of our Shareholders Prior to and After the Reincorporation from Ohio to Delaware

Summarized below are the most significant provisions of the OGCL and DGCL, along with the differences between the rights of the shareholders of the Company immediately before and immediately after the Reincorporation that will result from the differences between the OGCL and the DGCL and related differences between the Company’s existing Articles of Incorporation and the Company’s existing Code of Regulations, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the OGCL, the DGCL, the Company’s existing Articles of Incorporation, the Company’s existing Code of Regulations, the Delaware Certificate of Incorporation and the Delaware Bylaws. Copies of the Company’s existing Articles of Incorporation and the Company’s existing Code of Regulations have been filed as Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2010 and Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2007, respectively.

Before the Reincorporation: Provisions Applicable to GenCorp (Ohio) Under the Ohio General Corporation Law and the Articles and Regulations	After the Reincorporation: Provisions Applicable to GenCorp (Delaware) Under the Delaware General Corporation Law and the Certificate and Bylaws
Term of Directors. All directors serve until the first annual meeting following the annual meeting at which they were elected or their earlier removal, resignation or death.	Term of Directors. All directors serve until the first annual meeting following the annual meeting at which they were elected and until their successors are elected and qualified, or their earlier removal, resignation or death.

Number of Directors. The Board or shareholders holding at least 80% of GenCorp (Ohio)’s voting power may set the number of directors from time to time, provided that the Board must consist of no less than seven (7), and no more than seventeen (17), directors.	Number of Directors. The Board may set the number of directors from time to time.

Vacancies. Any vacancy in the Board may be filled by the vote of a majority of the remaining directors.	Vacancies. Any vacancy in the Board may be filled by the vote of a majority of the remaining directors.

Special Meetings. Shareholders holding at least 25% of the outstanding shares of Common Stock may call special meetings of shareholders.	Special Meetings. Under Delaware law, a corporation is not required to call a special meeting at the request of stockholders. The Delaware Bylaws, however, provide that special meetings may be called by the President or the Secretary upon the written request of stockholders representing at least 25% in voting power of the stock entitled to vote on the matter.

Amendment of Articles of Incorporation. Holders of a majority of the outstanding shares of GenCorp (Ohio) Common Stock and preference stock may amend the Articles. However, any amendment to the Articles affecting the right to cumulate votes in an election of directors (which right currently does not exist) must be adopted by the affirmative vote of the holders of 80% of the outstanding shares of GenCorp (Ohio) Common Stock and preference stock.	Amendment of Delaware Certificate of Incorporation. Holders of a majority of the outstanding shares of Common Stock and preference stock may not amend the provisions of the Certificate without appropriate action taken by the Board. Amendments to the Certificate generally require a Board resolution setting forth the amendment, declaring its advisability and submitting it to a vote of stockholders. The Certificate does not vary from the Delaware statutory rule above, which means that it will not include the 80% voting requirement in the Ohio Articles.

Amendment of Code of Regulations. Holders of a majority of the voting power of GenCorp (Ohio) may amend the Regulations at any meeting of shareholders; holders of at least two-thirds of the voting power may amend the Code of Regulations without a meeting by written consent. However, the affirmative vote of at least 80% of GenCorp (Ohio)’s voting power is required to amend (i) Sections 1, 2, 3, 4 and 11 of Article 2 (relating to vacancies in the Board and the number and election of directors, their qualification, removal and respective terms of office) or (ii) Section 2 of Article 7 (relating to amendments of provisions related to matters enumerated in (i) above).	Amendment of Delaware Bylaws. The Certificate empowers the Board to amend the Bylaws. Under Delaware law, holders of a majority of the outstanding shares of Common Stock may amend the Bylaws. However, the affirmative vote of at least 80% of GenCorp (Delaware)’s voting power is required to amend those sections of the Bylaws relating to Sections 3.1 and 3.3 of the Bylaws (relating to the number of directors and vacancies on the Board).

Action Without a Meeting. Shareholders may take action by written consent without a meeting to the extent permitted by Ohio law (currently must be unanimous except in the case of an amendment to the Regulations).	Action Without a Meeting. Stockholders may take action without a meeting by written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken if it were voted on at a meeting of stockholders at which all shares entitled to vote were present and voted.

Cumulative Voting. Shareholders have no right of cumulative voting in the election of directors.	Cumulative Voting. Stockholders have no right of cumulative voting in the election of directors.

Quorum. The presence of the holders of at least a majority of the voting power of GenCorp (Ohio) constitutes a quorum for all shareholder meetings.	Quorum. The presence of the holders of at least a majority of the voting power of GenCorp (Delaware) constitutes a quorum for all stockholder meetings.

Removal of Directors. The holders of at least 80% of the voting power of GenCorp (Ohio) may remove any director from office without assigning any cause.	Removal of Directors. The holders of at least a majority of the voting power of GenCorp (Delaware) may remove any director from office with or without cause at any annual or special meeting of the stockholders or by written consent.

Takeover Statutes. Chapter 1704 of the Ohio Revised Code, known as the Merger Moratorium Statute, prohibits business combinations and certain other business transactions between GenCorp (Ohio) and a 10% shareholder for a period of three years after the shareholder becomes a 10% shareholder, unless certain conditions are satisfied. After the three-year period, the transaction must be approved by two-thirds of the voting power of the corporation in the election of directors and a majority of the disinterested shares or must satisfy certain other conditions. GenCorp (Ohio) has opted out in the Articles from the coverage of the Merger Moratorium Statute.	Takeover Statutes. Section 203 of the DGCL prohibits business combinations between GenCorp (Delaware) and any “interested stockholder” for a period of three years after the stockholder becomes such, unless certain conditions are satisfied. “Interested stockholder” is defined under Section 203 of the DGCL as, among other things, any person that directly or indirectly owns 15% or more of the outstanding voting stock of the corporation. GenCorp (Delaware) will opt out of Section 203 of the DGCL.

Section 1701.831 of the OGCL, known as the Control Share Acquisition Statute, requires shareholder approval of any acquisition of shares of an Ohio public corporation that would entitle the acquiring person to exercise more than one-fifth, one-third or one-half of the total voting power of the corporation in the election of directors. The required shareholder approval is a majority of the voting power of the corporation in the election of directors represented at the meeting in person or by proxy and a majority of the disinterested shares represented at the meeting in person or by proxy. GenCorp (Ohio) has opted out from the coverage of the Control Share Acquisition Statute.

Shareholder Approval of Material Transactions. The affirmative vote of a majority of the outstanding voting power of GenCorp (Ohio) is required to approve mergers and consolidations involving GenCorp (Ohio), the dissolution of GenCorp (Ohio) and the sale, lease, exchange, transfer or other disposition of all or substantially all of the property, assets or business of GenCorp (Ohio).	Stockholder Approval of Material Transactions. Delaware law generally provides, subject to certain exceptions that are discussed elsewhere herein, that the affirmative vote of at least a majority of the outstanding voting power of GenCorp (Delaware) is required to approve those actions enumerated under the equivalent section of the Ohio Articles. The Certificate does not vary from this statutory rule.

Personal Liability of Directors. Personal liability of directors for monetary damages for breach of fiduciary duty eliminated unless the plaintiff proves by clear and convincing evidence that the director’s action or failure to act was undertaken with deliberate intent to cause injury to, or with reckless disregard for the best interests of, the corporation or, subject to certain limitations, if the director approved:

•   an illegal dividend, distribution or share repurchase by the corporation;

•   a distribution to shareholders during the winding up of affairs without paying or making provision for the payment of all known obligations of the corporation; or

•   the making of a loan, other than in the usual course of business, to an officer, director or shareholder of the corporation.

Personal Liability of Directors. Personal liability of directors for monetary damages for breach of fiduciary duty eliminated except in the instance of:

•   a breach of the director’s duty of loyalty to GenCorp (Delaware) or its stockholders;

•   acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•   an unlawful distribution to stockholders or repurchase of shares, for which directors would be liable under Section 174 of the DGCL; or

•   any transaction from which the director derived an improper personal benefit.

Indemnification of Directors and Officers. Broad mandatory indemnification of directors and officers consistent with the OGCL is provided.	Indemnification of Directors and Officers. Broad mandatory indemnification of directors and officers consistent with the DGCL is provided.

Authorized Capital Stock. The Articles authorize 150,000,000 shares of Common Stock and 15,000,000 shares of preference stock.	Authorized Capital Stock. The Certificate authorizes 150,000,000 shares of Common Stock and 15,000,000 shares of preference stock.

Significant Provisions to be Carried Over

Authorized Shares

As previously noted, upon the effectiveness of the Reincorporation, GenCorp (Delaware) will continue to be authorized to issue 150,000,000 shares of common stock, and all of the issued and outstanding shares of Common Stock at that time will remain issued and outstanding. GenCorp (Ohio) is authorized to issue 15,000,000 shares of preference stock, none of which are issued and outstanding. For more information, see the section above entitled “Description of the Company’s Capital Stock Upon the Effectiveness of the Reincorporation – Description of Capital Stock.”

Size of Board

The existing Code of Regulations authorizes the directors to fix or change the number of directors, provided, that the Board must consist of no less than seven (7), and no more than seventeen (17), directors. The Delaware Bylaws provide that the Board shall consist of such number of directors (not less than one (1)) as set from time to time by the Board.

Term and Election of Directors

The Company’s existing Articles of Incorporation and the Delaware Certificate of Incorporation both provide that directors serve until the first annual meeting following the annual meeting at which they were elected and until their successors are elected and qualified, or their earlier removal, resignation or death.

The Company’s existing Code of Regulations provides for majority voting in uncontested elections of directors. The Delaware Bylaws provide for plurality voting in all elections of directors.

Filling of Vacancies on the Board

Both the Company’s existing Code of Regulations and the Delaware Bylaws authorize a majority of the remaining directors to fill any vacancy in the Board.

Special Meeting of Shareholders

The existing Code of Regulations authorizes the Chairman of the Board, the President, a Vice President and the majority of the Board to call special meetings of shareholders. The Delaware Bylaws authorize the Board to call special meetings of shareholders. The Code of Regulations provides that shareholders holding at least 25% of the outstanding shares entitled to vote thereat may call special meetings of shareholders. The DGCL does not require a corporation to call a special meeting at the request of stockholders. The Delaware Bylaws, however, provide that special meetings shall be called by the President or the Secretary upon the written request of stockholders representing at least 25% in voting power of the stock entitled to vote on the matter.

No Cumulative Voting

The shareholders of GenCorp (Ohio) do not, and the stockholders of GenCorp (Delaware) will not, have the right of cumulative voting in the election of directors.

No Preemptive Rights

The shareholders of GenCorp (Ohio) do not, and the stockholders of GenCorp (Delaware) will not, have preemptive rights to acquire newly issued capital stock.

Amendments to the Articles of Incorporation and the Delaware Certificate of Incorporation

Under the OGCL, an amendment to a corporation’s articles of incorporation must be adopted by the affirmative vote of the holders of at least two-thirds of the voting power of the corporation, or a different proportion, but not less than a majority of the voting power, as provided in the articles. Rather than adopting Ohio’s default two-thirds’ approval requirement, the existing Articles of Incorporation require the affirmative vote of a majority of the voting power of GenCorp (Ohio) to approve any amendment thereto, except where an amendment would affect the right to cumulate votes in an election of directors (which right currently does not exist), in which case such an amendment must be adopted by the affirmative vote of the holders of 80% of the outstanding shares of GenCorp (Ohio) Common Stock and preference stock.

To amend a corporation’s certificate of incorporation, the DGCL requires the directors of the corporation to adopt a resolution that sets forth and declares the advisability of the proposed amendment and either calls a special meeting of the stockholders to consider and vote on the proposed amendment or directs that the proposed amendment be considered and voted on at the next annual meeting of stockholders. The DGCL further provides that an amendment to the certificate of incorporation must be adopted by the affirmative vote of the holders of a majority of the outstanding voting shares of the corporation, or by a greater vote as provided in the certificate of incorporation. The Delaware Certificate of Incorporation does not vary from the statutory rule provided by the DGCL, which means that it will not include the 80% voting requirement in the existing Articles of Incorporation.

Amendments to the Code of Regulations and the Delaware Bylaws

The holders of at least a majority of the voting power of GenCorp (Ohio) may amend the Code of Regulations at a meeting of shareholders held for such purpose; the holders of at least two-thirds of the voting power of GenCorp (Ohio) may amend the Code of Regulations without a meeting by written consent. However, the affirmative vote of at least 80% of GenCorp (Ohio)’s voting power is required to amend (i) Sections 1, 2, 3, 4 and 11 of Article 2 (relating to vacancies in the Board and the number and election of directors, their qualification, removal and respective terms of office) or (ii) Section 2 of Article 7 (relating to amendments of provisions related to matters enumerated in (i) above).

The holders of at least a majority of the voting power of GenCorp (Delaware) would be permitted to amend the Delaware Bylaws at a meeting of stockholders held for such or without a meeting by written consent. However, the affirmative vote of at least 80% of GenCorp (Delaware)’s voting power is required to amend those sections of the Bylaws relating to Sections 3.1 and 3.3 of the Bylaws (relating to the number of directors and vacancies on the Board).

In addition, the Delaware Certificate of Incorporation empowers the Board to amend the Delaware Bylaws.

Certain Other Effects of the Reincorporation

The rights of stockholders of GenCorp (Delaware) will be governed by the DGCL and the Delaware Certificate of Incorporation and the Delaware Bylaws rather than the OGCL and the Company’s existing Articles of Incorporation and Code of Regulations. It is not practical to summarize in this Proxy Statement all of the differences between the DGCL and the OGCL or between the Delaware Certificate of Incorporation and the Delaware Bylaws, on the one hand, and the Company’s existing Articles of Incorporation and Code of Regulations, on the other. Instead, this section summarizes some of the significant differences and describes how those differences may affect the rights and interests of stockholders of GenCorp (Ohio).

Transfer Restrictions

The existing Articles of Incorporation contain certain restrictions on the transfer of GenCorp (Ohio)’s stock in order to reduce the risk of a potential adverse effect on its ability to utilize its net operating loss carryforwards. The Company, however, no longer has significant net operating loss carryforwards. As a result, the Delaware Certificate of Incorporation does not contain restrictions on the transfer of GenCorp (Delaware)’s stock.

Removal of Directors

The existing Code of Regulations provides that the holders of at least 80% of the voting power of GenCorp (Ohio) entitling them to elect directors in place of those to be removed may remove any director from office without assigning any cause. The Delaware Bylaws provides that the holders of at least a majority of the voting power of GenCorp (Delaware) may remove any director with or without cause at any annual or special meeting of the stockholders.

Quorum

The existing Code of Regulations provides that, at any meeting of the shareholders, the presence in person or by proxy of the holders of at least a majority of the voting power of GenCorp (Ohio) constitutes a quorum for such meeting. The Delaware Bylaws would provide that at any meeting of stockholders, the presence in person or by proxy of the holders of at least a majority of the voting power of GenCorp (Delaware) constitutes a quorum for such meeting.

Advance Notice of Stockholder Business and Nominations

The existing Code of Regulations does not provide for advance notice with respect shareholder business proposals and director nominations. The Delaware Bylaws add advance notice provisions that a stockholder must follow if he, she or it intends to bring business proposals or director nominations, as applicable, before a meeting of stockholders. These advance notice provisions, among other things:

•	Provide that for an annual meeting of stockholders, written notice of a stockholder’s intention to make business proposals or nominate persons for election to the Board must be delivered to GenCorp (Delaware) not later than the ninetieth (90th) day or earlier than the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting. If an annual meeting of stockholders is held more than thirty (30) days before or more than seventy (70) days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be delivered (i) not earlier than one hundred twenty (120) days prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement is first made of the date of the annual meeting.

•	Provide that if GenCorp (Delaware) has called a special meeting for the purpose of electing one or more directors to the Board, written notice of a stockholder’s intention to nominate persons for election to the Board before such special meeting must be delivered to GenCorp (Delaware) (i) not earlier than the 120th day and (ii) not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

•	With respect to persons that the stockholder proposes to directly nominate as a director, provide that the stockholder’s notice must set forth (i) as to each individual whom the stockholder proposes to nominate, all information relating to the person that is required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, pursuant to Section 14(a) of the Exchange Act, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

•	With respect to any other business (other than the nomination of persons for the election of directors), provide that the stockholder’s notice must set forth (i) a brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration or, in the case of a proposed amendment to the Delaware Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

•	Provide other specifications for the content of the stockholder notice, including the name and address of the stockholder, the number of shares of GenCorp (Delaware)’s capital stock beneficially owned by such stockholder, a description of all arrangements or understandings between the stockholder and any other person with respect to the business proposal or nomination, any derivative security or other arrangement in GenCorp (Delaware)’s capital stock and statements on whether the stockholder intends to deliver a proxy statement to holders of GenCorp (Delaware)’s outstanding capital stock or solicit proxies in support of its proposal or nomination.

Approval Requirements Applicable to Certain Transactions

Under the OGCL, an agreement of merger or consolidation must be approved by the directors of each constituent corporation and adopted by the affirmative vote of the shareholders of each constituent Ohio corporation (other than the surviving corporation in the case of a merger) holding at least two-thirds of the corporation’s voting power, or a different proportion, but not less than a majority of the voting power, as provided in the articles of incorporation. In the case of a merger, the OGCL also requires the adoption of the agreement of merger by the shareholders of the surviving corporation by similar vote, if one or more of the following conditions exist:

•	the articles of incorporation or regulations of the surviving corporation then in effect require that the agreement be adopted by the shareholders or by the holders of a particular class of shares of that corporation;

•	the agreement of merger conflicts with the articles of incorporation or the code of regulations of the surviving corporation then in effect, or changes the articles of incorporation or the code of regulations, or authorizes any action that, if it were being made or authorized apart from the merger, would otherwise require adoption by the shareholders or by the holders of a particular class of shares of that corporation;

•	the merger involves the issuance or transfer by the surviving corporation to the shareholders of the other constituent corporation or corporations of shares of the surviving corporation that would entitle the holders of the shares immediately after the consummation of the merger to exercise one-sixth or more of the voting power of that corporation in the election of directors; or

•	the agreement of merger makes a change in the directors of the surviving corporation that would otherwise require action by the shareholders or by the holders of a particular class of shares of that corporation.

Under the OGCL, the merger of a 90%-owned subsidiary into its parent corporation only needs to be approved by the board of directors of each constituent Ohio corporation.

Subject to limited exceptions, the OGCL requires the approval of two-thirds of the voting power of the corporation, or a different proportion as provided in the articles of incorporation (not less than a majority of the corporation’s voting power), for:

•	the consummation of combinations or majority share acquisitions involving the transfer or issuance by the acquiring corporation of shares that would entitle the holders to exercise at least one-sixth of the voting power of the corporation in the election of directors immediately after the consummation of the transaction;

•	the disposition of all or substantially all of the corporation’s assets other than in the usual and regular course of business; and

•	voluntary dissolutions.

GenCorp (Ohio) has not adopted Ohio’s default two-thirds’ approval requirement for mergers and consolidations, dissolutions and asset sales; instead, the Article of Incorporation only require the affirmative vote of a majority of the outstanding voting power of GenCorp (Ohio) to approve such transactions.

Under the DGCL, an agreement of merger or consolidation must be approved and declared advisable by the board of directors of each constituent corporation and adopted by the affirmative vote of the stockholders of each constituent corporation holding at least a majority of the outstanding voting power, or by a greater vote as provided in the certificate of incorporation. Additionally, the DGCL provides that, unless its certificate of incorporation provides otherwise, no vote of the stockholders of the surviving corporation is required to approve a merger if:

•	the agreement of merger does not amend in any respect the corporation’s certificate of incorporation;

•	each share of stock of such surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and

•	either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered in the merger or the number of shares of common stock of the surviving corporation to be issued or delivered in the merger plus the number of shares of common stock into which any other shares, securities or obligations to be issued or delivered in the merger are initially convertible does not exceed 20% of the shares of common stock of the corporation outstanding immediately prior to the effective date of the merger.

Under the DGCL, the merger of a 90%-owned subsidiary into its parent corporation only needs to be approved by the board of directors of the parent corporation. In addition, under the DGCL, unless the corporation’s certificate of incorporation provides otherwise, a corporation may engage in a merger without a stockholder vote where the merger causes the corporation’s stockholders to become stockholders in a holding company of which the corporation becomes a direct or indirect wholly owned subsidiary, provided that the holding company shares received by the corporation’s stockholders have the same rights as the shares formerly held by such stockholders, the certificate of incorporation and bylaws of the holding company have the same provisions as the certificate of incorporation and bylaws of the corporation, and the other requirements set forth in Section 251(g) of the DGCL are complied with.

The DGCL does not require stockholder approval in the case of combinations (other than business combinations coming within Section 203 of the DGCL) and majority share acquisitions. The DGCL requires the approval by the holders of a majority of the outstanding voting stock of the corporation of (i) the disposition of all or substantially all of a corporation’s property and assets and (ii) the dissolution of the corporation, unless a greater vote is provided for in the certificate of incorporation. The Delaware Certificate of Incorporation would not change the effect of Delaware law with respect to such voting requirements.

Actions by Shareholders without a Meeting

Under the OGCL, unless the articles of incorporation or the code of regulations adopted by the shareholders prohibit the authorization or taking of any action of the shareholders without a meeting, any action which may be authorized or taken at a meeting of the shareholders may be authorized or taken without such meeting by the written approval of all the shareholders entitled to notice of the meeting. However, in the case of an amendment to or adoption or repeal of a corporation’s code of regulations, the OGCL only requires the written approval of two-thirds of all outstanding shares entitled to vote, or a different proportion but not less than a majority of the voting power, as provided in the articles of incorporation or the code of regulations. GenCorp (Ohio)’s existing Articles of Incorporation and the Code of Regulations do not prohibit shareholders from taking actions by written consent without a meeting and the Code of Regulations permit the holders of at least two-thirds of the voting power of GenCorp (Ohio) to amend the Code of Regulations by written consent without a meeting.

Under the DGCL, unless the certificate of incorporation provides otherwise, any action which may be authorized or taken at a meeting of the stockholders may be authorized or taken without a meeting, without prior notice and without a vote, by written consent of the holders of shares of outstanding stock having the votes necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. The Delaware Certificate of Incorporation does not vary from the Delaware statutory default rule.

Class Voting

Under the OGCL, holders of a particular class of shares are entitled to vote as a separate class if the rights of such class are affected by mergers, consolidations or amendments to the articles of incorporation, and as otherwise provided in the articles of incorporation. The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation which adversely affect the holders of such classes or which increase or decrease the aggregate number of authorized shares or the par value of the shares of any such classes, and as otherwise provided in the certificate of incorporation.

Appraisal and Dissenters’ Rights

Under the OGCL, dissenting shareholders are entitled to dissenters’ rights in connection with (i) the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and (ii) amendments to a corporation’s articles of incorporation that change either the rights of shareholders in a substantially prejudicial manner, the purpose of the corporation substantially or the corporation into a nonprofit corporation. In addition, the following shareholders of Ohio corporations are also entitled to appraisal rights:

•	shareholders of a corporation being merged, consolidated or converted into a surviving or new entity;

•	shareholders of a corporation that survives a merger who are entitled to vote on the adoption of an agreement of merger;

•	shareholders of the acquiring corporation in a combination or a majority share acquisition who are entitled to vote on the adoption of the transaction; and

•	shareholders of a subsidiary corporation (at least 90%-owned by its parent corporation) into which the parent corporation is merged.

Under the DGCL, appraisal rights are available only in connection with statutory mergers or consolidations, or amendment of a corporation’s certificate of incorporation to cause it to become a public benefit corporation. In addition, in the case of mergers other than mergers causing a corporation to become a public benefit corporation, unless the certificate of incorporation provides otherwise (and the Delaware Certificate of Incorporation does not so provide), the DGCL does not provide appraisal rights for any class or series of stock (i) listed on a national securities exchange or (ii) held of record by more than 2,000 stockholders, except that appraisal rights are available for stockholders who, by the terms of the agreement of merger or consolidation, are required to accept anything other than:

•	shares of the corporation surviving or resulting from the merger or consolidation;

•	shares of any other corporation which at the effective time of the merger or consolidation are either listed on a national securities exchange or held of record by more than 2,000 shareholders;

•	cash in lieu of fractional shares; or

•	any combination of the foregoing shares and cash in lieu of fractional shares.

Dividends

The directors of an Ohio corporation may declare and pay dividends on outstanding shares of the corporation in an amount that does not exceed the surplus of the corporation (the excess of its assets over the sum of its liabilities and stated capital). An Ohio corporation may not pay any dividend to the holders of shares of any class in violation of the rights of the holders of shares of any other class, or when a corporation is insolvent or there is reasonable ground to believe that by such payment it would be rendered insolvent. An Ohio corporation must notify its shareholders if a dividend is paid out of capital surplus.

The directors of a Delaware corporation may declare and pay dividends upon the shares of its capital stock out of any surplus of the corporation (the excess of its assets over the sum of its liabilities and capital) and, if it has no surplus, out of any net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets.

Repurchases

Under the OGCL, a corporation may repurchase its own shares if authorized to do so by its articles of incorporation or under certain additional limited circumstances but may not do so if immediately thereafter its assets would be less than its liabilities plus its stated capital, if any, or if the corporation is insolvent or would be rendered insolvent by such a purchase. The existing Articles of Incorporation permit GenCorp (Ohio) to repurchase its shares.

Under the DGCL, a corporation may not repurchase its stock if its capital is impaired or the repurchase would cause its capital to be impaired, except that a corporation may purchase out of capital shares of preferred stock (or, if no shares of preferred stock are outstanding, shares of common stock), if such stock will be retired upon its acquisition and if the capital of the corporation will be reduced in accordance with the applicable provisions of the DGCL. Otherwise, shares of common stock must be purchased out of surplus, if any. One of the advantages to reincorporating into Delaware is that there is a well-established body of case law construing the DGCL, including with respect to the criteria for a corporation to repurchase its securities.

Revocability of Proxies

Under the OGCL, a duly executed proxy is revocable unless the appointment is coupled with an interest, except that proxies given in connection with the shareholder authorization of a control share acquisition are revocable at all times prior to obtaining shareholder authorization, whether or not coupled with an interest. Under the DGCL, a duly executed proxy is irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Comparison of Director and Officer Liability and Indemnification Under Ohio and Delaware Law

Ohio

Section 1701.13(E) of the OGCL authorizes corporations to indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding (other than derivative actions) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, if the person had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that the person did not act in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person’s conduct was unlawful. An Ohio corporation may also provide indemnification in derivative actions for expenses and attorneys’ fees actually and reasonably incurred in connection with the defense or settlement of an action if the officer, director, employee or agent acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation. Ohio law does not expressly authorize indemnification against judgments, fines and amounts paid in settlement in such actions. An Ohio corporation may not indemnify a director, officer, employee or agent in derivative actions for expenses and attorneys’ fees if such person is adjudged to be liable to the corporation for negligence or misconduct in the performance of such person’s duties to the corporation, unless and only to the extent that a court determines that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity.

Section 1701.13(E) of the OGCL provides directors, officers, employees and agents of Ohio corporations with an absolute right to indemnification for expenses (including attorneys’ fees) actually and reasonably incurred by them to the extent they are successful in defense of any action, suit or proceeding, including derivative actions, brought against them, or in defense of any claim, issue or matter asserted in any such proceeding. A director, officer, employee or agent is entitled to such indemnification if such person’s success is “on the merits or otherwise,” thus mandating indemnification if the indemnitee is successful on the merits or if the indemnitee is successful, for example, in asserting a procedural defense, such as a claim that the action is barred by the applicable statute of limitations, or if the indemnitee is released pursuant to a negotiated settlement without making payment or providing other consideration.

Unless otherwise provided in the corporation’s articles of incorporation or regulations, directors (but not officers, employees or agents) of Ohio corporations are entitled to mandatory payment of expenses by the corporation as they are incurred, in advance of the final disposition of the action, suit or proceeding, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that the director’s act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation’s best interests.

Section 1701.13(E) of the OGCL states that the indemnification provided thereby is not exclusive of any other rights granted to those persons seeking indemnification under the articles of incorporation, the regulations, any agreement, a vote of the shareholders or disinterested directors or otherwise.

The OGCL authorizes Ohio corporations to purchase and maintain insurance or furnish similar protection, including, but not limited to, trust funds, letters of credit and self-insurance, for director, officer, employee or agent liability, regardless of whether that individual is otherwise eligible for indemnification by the corporation.

The existing Code of Regulations provides directors and officers with the broadest indemnification permitted under Section 1701.13(E) of the OGCL. The Code of Regulations require GenCorp (Ohio) to indemnify and hold harmless any person who is or was a director or officer of GenCorp (Ohio) and who is or was a party or is threatened to be made a party to, or is or was involved or threatened to be involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director or officer of GenCorp (Ohio), or is or was serving at the request of GenCorp (Ohio) as a director, trustee, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, from and against any expenses (including attorneys’ fees) incurred by a director in defending any such action, suit or proceeding as they are incurred, in advance of the final disposition thereof, and may pay, in the same manner and to the full extent them permitted by the OGCL, such expenses incurred by any other person.

The existing Code of Regulations states that the indemnification provided thereby is not exclusive of any other rights to which any person seeking indemnification may be entitled. Additionally, the Code of Regulations provides that GenCorp (Ohio) may purchase and maintain insurance, or furnish similar protection, including, but not limited to, trust funds, letters of credit or self-insurance, for or on behalf of any person who is or was a director, officer, employee or agent of GenCorp (Ohio), or is or was serving at the request of GenCorp (Ohio) as a director, trustee, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not GenCorp (Ohio) would have the power to indemnify such person against such liability under the Code of Regulations.

Ohio has codified the directors’ common law duty of care and, in part, their common law duty of loyalty. Section 1701.59(B) of the OGCL provides in pertinent part:

A director shall perform the director’s duties as a director, including the duties as a member of any committee of the directors upon which the director may serve, in good faith, in a manner the director reasonably believes to be in or not opposed to the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Under Ohio law, unless otherwise provided in a corporation’s articles of incorporation or regulations, a director of the corporation is not liable for damages for any action that the director takes or fails to take as a director of the corporation unless it is proved by clear and convincing evidence that such director’s action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. This higher standard of proof must be met in any action brought against a director for breach of such director’s duties, including any action involving or affecting: (i) a change or potential change in control of the corporation; (ii) a termination or potential termination of the director’s service to the corporation as a director; or (iii) the director’s service in any other position or relationship with the corporation. The higher standard of proof, however, does not affect the liability of directors for unlawful loans, dividends or distributions under Section 1701.95 of the OGCL. There is no comparable provision limiting the liability of officers, employees or agents of Ohio corporations.

Ohio law provides specific statutory authority for directors to consider, in addition to the interests of the corporation’s shareholders, each of the following in determining what the directors reasonably believe to be in the best interests of the corporation:

•	the interests of the corporation’s employees, suppliers, creditors and customers;

•	the economy of the state and nation;

•	community and societal considerations; and

•	the long-term and the short-term interests of the corporation and its shareholders and the possibility that these interests may be best served by the continued independence of the corporation.

Delaware law contains no similar specific statutory authority.

Delaware

Section 102(b)(7) of the DGCL permits a Delaware corporation to limit or eliminate a director’s personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to:

•	a breach of the director’s duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	an unlawful distribution to stockholders or repurchase of shares for which directors would be liable under Section 174 of the DGCL; or

•	any transaction from which the director derived an improper personal benefit.

The Delaware Certificate of Incorporation eliminates the personal liability of the directors of GenCorp (Delaware) to the fullest extent permitted by Section 102(b)(7) of the DGCL.

Section 145 of the DGCL authorizes corporations to indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. This indemnification does not apply to an action by or in the right of the corporation — a “derivative action.” The standard differs in the case of derivative actions, in that indemnification only extends to attorneys’ fees and other expenses actually and reasonably incurred in connection with the defense or settlement of such actions. The DGCL requires court approval before a corporation may indemnify a person who has been found liable to the corporation. To the extent that a present or former director or officer of a corporation is successful on the merits or otherwise in defense of any action, suit or proceeding, including derivative actions, brought against such person or in defense of any claim, issue or matter asserted in any such proceeding, indemnification for attorneys’ fees and other expenses is mandated by the DGCL. Advancement of expenses incurred by a director or officer is permissive only and the indemnified person must repay such expenses if it is ultimately determined that he or she is not entitled to indemnification. Section 145 of the DGCL, like Section 1701.13(E) of the OGCL, states that the indemnification and advancement of expenses provided thereby is not exclusive of any other rights to which any person seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

The Delaware Bylaws require GenCorp (Delaware) to indemnify and hold harmless any person who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director or officer of GenCorp (Delaware), or is or was serving at the request of GenCorp (Delaware) as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a member of any committee or similar body, to the fullest extent permitted by the laws of Delaware as they may exist from time to time. The right to indemnification conferred in the Delaware Bylaws also includes the right to be paid by GenCorp (Delaware) for the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent permitted by the laws of Delaware as they may exist from time to time. However, the Delaware Bylaws provide that no indemnification or advancement of expenses will be available for any action initiated by the indemnitee (other than an action to enforce indemnification or advancement rights under the Delaware Bylaws) unless such action is approved by the Board.

Section 145 of the DGCL authorizes Delaware corporations to purchase liability insurance for their directors, officers, employees and agents, regardless of whether any such individual is otherwise eligible for indemnification by the corporation. Similarly, the Delaware Bylaws permit GenCorp (Delaware) to purchase and maintain liability insurance on behalf of any person who is or was a director, officer, employee or agent of GenCorp (Delaware), or is or was serving at the request of GenCorp (Delaware) as a director, officer, employee or agent for another corporation, partnership, joint venture, trust or other enterprise against any expense, liability, or loss.

Possible Anti-Takeover Effect of Provisions

Both the existing Articles of Incorporation and Code of Regulations, as well as Ohio law, and the Delaware Certificate of Incorporation and Delaware Bylaws, as well as Delaware law, contain some provisions that may be viewed as having a possible anti-takeover effect.

Authorized Preferred Shares

Under both the Article of Incorporation and the Delaware Certificate of Incorporation, the Board is authorized to issue 15,000,000 preferred shares. In each case, the Board may issue these preferred shares in one or more series and may establish the designations, preferences and rights, including voting rights, of each series. These preferred shares of GenCorp (Ohio) are, and the shares of preferred stock of GenCorp (Delaware) would be (upon the filing of a certificate of designations with the Delaware Secretary of State pursuant to a Board resolution), available for issuance from time to time to any person for such consideration as the Board may determine without the requirement of further action by our shareholders, except as required by the New York Stock Exchange or other exchange on which our shares are then listed. These preferred shares may be issued for any proper corporate purpose. Some potential corporate purposes include the issuance in a public or private sale for cash as a means of obtaining additional capital for use in our business and operations, issuance as part or all of the consideration required to be paid for acquisitions of other business properties and issuance as a share dividend to equity holders.

The Board does not intend to issue any preferred stock except on terms that the Board deems to be in the best interests of GenCorp (Delaware) and its stockholders. Depending on its terms, the issuance of preferred stock may or may not have a dilutive effect on the equity interest or voting power of the then current shareholders of GenCorp (Ohio).

Although our Board has no present intention to do so, authorized but unissued and undesignated preferred shares may also be issued as a defense to an attempted takeover. For example, the Board could, to the extent consistent with the directors’ fiduciary duties, sell a block of preferred stock to a “white knight” or to persons who are loyal to current management, thereby diluting the share ownership of persons seeking to obtain control. The Board could utilize the authorized but unissued and undesignated preferred stock to fund a new rights plan or “poison pill.”

Actions by Shareholders Without a Meeting

For a discussion of actions by shareholders without a meeting under GenCorp (Ohio)’s constitutive documents, the OGCL, GenCorp (Delaware)’s constitutive documents and the DGCL, see “—Certain Other Effects of the Reincorporation – Actions by Shareholders without a Meeting.” The Ohio requirement that actions by written consent without a meeting be unanimous (subject to the exceptions applicable to an amendment to or adoption or repeal of a corporation’s regulations) may have the effect of delaying, deferring or preventing a tender offer or takeover attempt that a shareholder may consider to be in its best interest.

Special Meetings of Shareholders

Limits on the rights of shareholders to call special meetings of shareholders could have an anti-takeover effect as a potential acquirer may wish to call a special meeting of shareholders for the purpose of considering the removal of directors or an acquisition offer. The Code of Regulations provides that shareholders of GenCorp (Ohio) holding at least 25% of the outstanding shares entitled to vote thereat may call special meetings of shareholders. The DGCL does not require a corporation to call a special meeting at the request of stockholders. The Delaware Bylaws, however, provide that special meetings may be called by the President or the Secretary upon the written request of stockholders representing at least 25% in voting power of the stock entitled to vote on the matter

Vote Required and Board Recommendation

The affirmative vote of the holders of at least two-thirds of the outstanding shares is necessary to approve this proposal. Abstentions and broker non-votes will have the effect of negative votes with respect to this proposal.

The Board unanimously recommends a vote FOR the Reincorporation

PROPOSAL 3

ADVISORY VOTE ON GENCORP’S EXECUTIVE COMPENSATION PROGRAM

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, the Company is providing its shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in the Compensation Discussion and Analysis, the Company’s executive compensation program is designed to support our business goals and promote both short-term and long-term growth and directly link pay to performance. The compensation program for executive officers has historically consisted of the following principal elements: short-term compensation, including base salaries and annual cash incentive awards; long-term compensation equity incentive awards, including restricted stock, stock options and cash-settled SARs; and in-service and post-retirement/employment benefits.

We are asking shareholders to indicate their support for the compensation of the executive officers named in the “Summary Compensation Table” included in this Proxy Statement (referred to as the “Named Executive Officers”). This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Named Executive Officers’ compensation. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Organization & Compensation Committee or our Board of Directors. The Board of Directors and the Organization & Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Organization & Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

The Board unanimously recommends a vote FOR the advisory approval of GenCorp’s Executive Compensation Program.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed PwC, an independent registered public accounting firm, to serve as the Company’s independent auditors for fiscal 2014. The Audit Committee is submitting Proposal 4 to shareholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent auditors, whether or not the Company’s shareholders ratify the appointment.

Representatives of PwC are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

The affirmative vote of the holders of at least a majority of the votes cast at the Annual Meeting is necessary to approve Proposal 4, the ratification of the appointment of the Company’s independent auditors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 4. The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of PwC unless a contrary choice is indicated.

The Board unanimously recommends a vote FOR the ratification of the appointment of PwC as the Company’s independent auditors for fiscal 2014.

Audit Fees

Audit fees billed for professional services rendered by them for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s quarterly reports on Form 10-Q, or services that are normally provided in connection with statutory audits were:

	Fiscal Year Ended
	2013	2012
	In Thousands
Legacy Aerojet	$2,740	$2,660
Rocketdyne Business Acquisition	550	—
Rocketdyne Business Post Acquisition	1,750	—
All Other	560	238
Total Audit fees	$5,600	$2,898

Audit-Related Fees

Audit related fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported under “Audit Fees” above were:

	Fiscal Year Ended
	2013	2012
	In Thousands
Rocketdyne Business Acquisition	$—	$309
Department of Energy	25	—
Total Audit-related fees	$25	$309

Tax Fees

Tax fees billed for professional services rendered by them for tax compliance, tax advice and tax planning were:

	Fiscal Year Ended
	2013	2012
	In Thousands
All Other	$43	$19
Total Tax fees	$43	$19

All Other Fees

All other fees billed for products and services provided by them, other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” were:

	Fiscal Year Ended
	2013	2012
	In Thousands
Oracle ERP Implementation	$299	$230
All Other	4	7
Total All other fees	$303	$237

Audit fees relating to audits of the Company’s Pension Plan and Retirement Savings Plan (the “Plans”) are not included in the above amounts as they are paid out of the assets of the Plans.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.

Prior to engagement of the independent auditors for the next year’s audit, management will submit an aggregate of services expected to be rendered during the year for Audit, Audit-Related, Tax and Other Fees for approval. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service. During the fiscal year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Other Business

As of the time this Proxy Statement was printed, the Company was unaware of any proposals to be presented for consideration at the Annual Meeting other than those set forth herein, but, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.

Submission of Shareholder Proposals

Shareholders who intend to have their proposals considered for inclusion in the Company’s proxy materials related to the 2015 annual meeting of shareholders must submit their proposals to the Company no later than October 10, 2014. Shareholders who intend to present a proposal at the 2015 annual meeting of shareholders without inclusion of that proposal in the Company’s proxy materials are required to provide notice of their proposal to the Company no later than December 24, 2014. The Company’s Proxy Statement for the 2015 annual meeting of shareholders will grant authority to the persons named in the proxy card to exercise their voting discretion with respect to any proposal of which the Company does not receive notice by December 24, 2014. All proposals for inclusion in the Company’s proxy materials and notices of proposals should be sent to Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, CA 95742.

It is important that proxies be voted promptly; therefore, shareholders who do not expect to attend in person are urged to vote by either (a) using the toll-free telephone number shown on your proxy card, (b) casting your vote electronically at the web site listed on your proxy card, or (c) if you have requested a full set of proxy materials to be sent to you, completing, signing, dating and promptly returning the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

/s/ KATHLEEN E. REDD

Vice President,

Chief Financial Officer

and Assistant Secretary

February 7, 2014

APPENDIX A

FORM OF PLAN OF CONVERSION

OF

GENCORP INC., an Ohio corporation

TO

GENCORP INC., a Delaware corporation

This PLAN OF CONVERSION, dated as of [            ], 2014 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by GenCorp Inc., an Ohio corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from an Ohio corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 1701.792 of the Ohio General Corporation Law, as amended (the “OGCL”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Ohio;

WHEREAS, conversion of an Ohio corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 1701.792 of the OGCL;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from an Ohio corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 1701.792 of the OGCL; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Company and the Company’s shareholders.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1. Conversion; Effect of Conversion.

(a) At the Effective Time (as defined in Section 3 below), the Company shall be converted from an Ohio corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 1701.792 of the OGCL (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Ohio. The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the DGCL and OGCL.

(b) At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the

State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) At the Effective Time, the name of the Converted Company shall be:

GenCorp Inc.

(e) The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2. Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a) executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Section 1701.811 of the OGCL in a form reasonably acceptable to any officer of the Company (the “Ohio Certificate of Conversion”) with the Ohio Secretary of State;

(b) executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State; and

(c) executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of GenCorp Inc. substantially in the form set forth on Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State.

3. Effective Time. The Conversion shall become effective upon the filing and effectiveness of the Ohio Certificate of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the applicable secretary of state (the time of the effectiveness of the Conversion, the “Effective Time”).

4. Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued common stock, $0.10 par value per share, of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.10 par value per share, of the Converted Company (“Converted Company Common Stock”).

5. Effect of Conversion on Outstanding Stock Options. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

6. Effect of Conversion on Outstanding Warrants or Other Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

7. Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock.

8. Effect of Conversion on Employee Benefit, Incentive Compensation or Other Similar Plans. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

9. Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

10. Effect of Conversion on Directors and Officers. The members of the Board of Directors and the officers of the Converted Company immediately after the Effective Time shall be those individuals who were serving as directors and officers, respectively, of the Company.

11. Delaware Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit B hereto (the “Delaware Bylaws”), and the Board of Directors of the Converted Company shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

12. Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Company shall enter into an Indemnification Agreement substantially in the form set forth on Exhibit C hereto with each member of the Board of Directors of the Converted Company, and each officer of the Converted Company, that is currently a party to an indemnification agreement with the Company.

13. Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Company if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

14. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

15. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

16. Governing Law. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

Exhibit A to Appendix A

CERTIFICATE OF INCORPORATION

OF

GENCORP INC.

FIRST: The name of this corporation is GenCorp Inc. (the “Corporation”).

SECOND: The registered office of the Corporation in the State of Delaware is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The registered agent at such address in charge thereof shall be The Corporation Trust Company, Corporation Trust Center.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

FOURTH: (A) The aggregate number of shares of stock that the Corporation is authorized to issue is One Hundred Sixty-Five Million (165,000,000), of which One Hundred Fifty Million (150,000,000) shares are common stock having a par value of Ten Cents ($0.10) per share (“Common Stock”), and Fifteen Million (15,000,000) shares are preferred stock having a par value of One Dollar ($1.00) per share (“Preferred Stock”).

(B) Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation (the “Board”) is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (any such certificate, a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, and restrictions thereof. The authority of the Board with respect to each series shall include, but shall not be limited to and shall not require (unless otherwise required by applicable law), determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter, or title;

(ii) The number of shares of the series, which number the Board may thereafter (except where otherwise provided in the applicable Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of, shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) The dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on, and the preferences, if any, of, shares of the series in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation;

Ex. A-1

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereto, the date or dates at which such shares shall be convertible or exchangeable, and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(C) Common Stock shall be subject to the express terms of any series of Preferred Stock. Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation, or by applicable law, (i) each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock so held upon all questions presented to the stockholders of the Corporation, (ii) only shares of Common Stock shall be voted in elections of directors and for all other purposes, and (iii) shares of Preferred Stock shall not entitle the holder thereof to vote at or receive notice of any meeting of the stockholders of the Corporation.

(D) No share of Common Stock or Preferred Stock shall give any holder thereof any preemptive right to subscribe for any shares of any class or series of stock of the Corporation whether now or hereafter authorized.

FIFTH: The name and mailing address of the incorporator is [Name of a GenCorp officer], [business street address, city, state, zip code].

SIXTH: Provisions for the management of the business and for the conduct of the affairs of the Corporation and provisions creating, defining, limiting, and regulating the powers of the Corporation, the Board, and the stockholders are as follows:

(A) The Board shall have the power to make, adopt, alter, amend, and repeal the bylaws of the Corporation without the assent or vote of the stockholders, including without limitation the power to fix, from time to time, the number of directors that shall constitute the whole Board, subject to the right of the stockholders to alter, amend, and repeal the bylaws made by the Board.

(B) Election of directors of the Corporation need not be by written ballot unless the bylaws so provide.

(C) The Board in its discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such contract or act, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation that is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interest or for any other reason.

(D) In addition to the powers and authority herein or by statute expressly conferred upon it, the Board is hereby expressly empowered to exercise all such powers and to do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware and of this Certificate of Incorporation as they may be amended, altered, or changed from time to time, and to any bylaws from time to time made by the Board or stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the Board that would have been valid if such bylaw had not been made.

Ex. A-2

(E) The holders of shares of stock of the Corporation of any class that is not otherwise entitled to voting power shall not be entitled to vote upon the increase or decrease in the number of authorized shares of such class.

SEVENTH: To the fullest extent permitted by the DGCL, including, without limitation, as provided in Section 102(b)(7) of the DGCL, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended after the effective date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

EIGHTH: (A) Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such director, officer, employee, or agent, or in any other capacity while serving as such director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, other expenses and losses, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that, except as provided in paragraph (B) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article EIGHTH shall be a contract right and shall include the right of a director or officer to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, which undertaking shall itself be sufficient without the need for further evaluation of any credit aspects of the undertaking or with respect to such advancement, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a final, non-appealable order of a court of competent jurisdiction that such director or officer is not entitled to be indemnified under this Article EIGHTH or otherwise.

(B) If a claim under paragraph (A) of this Article EIGHTH is not paid in full by the Corporation within sixty (60) days after a written claim, together with reasonable evidence as to the amount of such claim, has been received by the Corporation, except in the case of a claim for advancement of expenses (including attorneys’ fees), in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense, including attorneys’ fees, of prosecuting such suit. It shall be a defense to any such suit, other than a suit brought to enforce a claim for expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation, that the claimant has not met the standards of conduct that make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving

Ex. A-3

such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board or a committee thereof, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including the Board or a committee thereof, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that the claimant has not met the applicable standard of conduct. In any suit brought by an indemnitee to enforce a right to indemnification or to advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to such indemnification, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the Corporation.

(C) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article EIGHTH shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, or vote of stockholders or disinterested directors, or otherwise.

(D) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL.

(E) In the case of a claim for indemnification or advancement of expenses against the Corporation under this Article EIGHTH arising out of acts, events, or circumstances for which the claimant, who was at the relevant time serving as a director, officer, employee, or agent of any other entity at the request of the Corporation, may be entitled to indemnification or advancement of expenses pursuant to such other entity’s certificate of incorporation, bylaws, or other governing document, or a contractual agreement between the claimant and such entity, the claimant seeking indemnification or advancement of expenses hereunder shall first seek indemnification or advancement of expenses pursuant to any such governing document or agreement. To the extent that amounts to be paid in indemnification or advancement to a claimant hereunder are paid by such other entity, the claimant’s right to indemnification and advancement of expenses hereunder shall be reduced.

NINTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under § 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under § 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

TENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim arising pursuant to any provision of the DGCL, or (D) any action asserting a claim governed by the internal affairs doctrine as such doctrine exists under the law of the State of Delaware.

Ex. A-4

ELEVENTH: The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

TWELFTH: The Corporation reserves the right to restate this Certificate of Incorporation and to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power.

THE UNDERSIGNED, being the sole incorporator, for the purpose of forming a corporation pursuant to the DGCL and the Acts amendatory thereof and supplemental thereto, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts stated herein are true, and accordingly hereunto has set my hand and seal this             , 2014.

[Name] Incorporator

Ex. A-5

Exhibit B to Appendix A

GENCORP INC.

BYLAWS

ARTICLE 1. OFFICES

Section 1.1.	Registered Office
Section 1.2.	Other Offices

ARTICLE 2. STOCKHOLDERS’ MEETINGS

Section 2.1.	Annual Meeting
Section 2.2.	Special Meetings
Section 2.3.	Notice of Stockholder Business and Nominations
Section 2.4.	Time and Place of Special Meetings
Section 2.5.	Notice of Meetings
Section 2.6.	Record Date
Section 2.7.	List of Stockholders
Section 2.8.	Voting
Section 2.9.	Proxies
Section 2.10.	Quorum
Section 2.11.	Adjournment
Section 2.12.	Organization of Meetings
Section 2.13.	Conduct of Meetings

ARTICLE 3. BOARD OF DIRECTORS

Section 3.1.	Number
Section 3.2.	Term and Qualification
Section 3.3.	Vacancies
Section 3.4.	Meetings
Section 3.5.	Action Without a Meeting
Section 3.6.	Quorum
Section 3.7.	Vote Necessary to Act and Participation by Conference Telephone
Section 3.8.	Executive and Other Committees
Section 3.9.	Indemnification
Section 3.10.	Removal
Section 3.11.	Chairman

Ex. B-1

ARTICLE 4. OFFICERS

Section 4.1.	Officers
Section 4.2.	President
Section 4.3.	Vice President
Section 4.4.	Secretary
Section 4.5.	Treasurer
Section 4.6.	Assistant Secretary
Section 4.7.	Assistant Treasurer
Section 4.8.	Other Officers
Section 4.9.	Authority to Sign

ARTICLE 5. STOCK

Section 5.1.	Certificates
Section 5.2.	Lost, Stolen, or Destroyed Stock Certificates; Issuance of New Certificates

ARTICLE 6. MISCELLANEOUS

Section 6.1.	Seal
Section 6.2.	Fiscal Year
Section 6.3.	Waiver of Notice Meetings of Stockholders, Directors, and Committees

ARTICLE 7. CONSTRUCTION AND DEFINED TERMS

Section 7.1.	Construction
Section 7.2.	Defined Terms

Ex. B-2

GENCORP INC.

BYLAWS

ARTICLE 1. OFFICES

Section 1.1. Registered Office. The address of the registered office of the Corporation in Delaware shall be 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The registered agent at such address in charge thereof shall be The Corporation Trust Company, Corporation Trust Center, all of which shall be subject to change from time to time as permitted by law.

Section 1.2. Other Offices. The Corporation may also have an office or offices or place or places of business within or without the State of Delaware as the Board may from time to time designate.

ARTICLE 2. STOCKHOLDERS’ MEETINGS

Section 2.1. Annual Meeting. The annual meeting of the Stockholders shall be held at the principal place of business of the Corporation or at such other place as shall be designated in the notice of such meeting on such date and at such hour during the month of March as may be fixed by resolution of the Board, for the purpose of electing Directors and for transacting other proper business.

Section 2.2. Special Meetings. Special meetings of the Stockholders for any purpose or purposes may be called at any time by the Board and shall be called upon written request by Stockholders holding shares of Stock entitling such Stockholders to cast at least twenty-five percent (25%) of the votes that would be cast if all issued and outstanding shares of Stock entitled to vote at such meeting were present and voted. Such written request shall be delivered to the President or Secretary, and upon delivery thereof, it shall be the duty of the President or Secretary to give notice of such meeting in the manner hereinafter provided. If such written request be refused, the Stockholders making such request may call such meeting by giving notice thereof in the manner hereinafter provided.

Section 2.3. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of the Corporation and the proposal of other business to be considered by the Stockholders may be made at an annual meeting of Stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or any committee thereof, or (C) by any Stockholder who was a Stockholder at the time the notice provided for in this Section 2.3 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.3.

(2) For any nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.3, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation

Ex. B-3

not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above. Such Stockholder’s notice shall set forth (A) as to each person whom the Stockholder proposes to nominate for election as a Director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (B) as to any other business that the Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of Stock that are owned beneficially and of record by such Stockholder and such beneficial owner, (iii) a description of any agreement, arrangement, or understanding with respect to the nomination or proposal between or among such Stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Stockholder’s notice by, or on behalf of, such Stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of Stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Stockholder or such beneficial owner, with respect to securities of the Corporation, (v) a representation that the Stockholder is a holder of record of Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the Stockholder or the beneficial owner, if any, intends or is part of a group that intends (I) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding Stock required to approve or adopt the proposal or elect the nominee and/or (II) otherwise to solicit proxies or votes from Stockholders in support of such proposal or nomination, and (vii) any other information relating to such Stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 2.3 shall be deemed satisfied by a Stockholder with respect to business other than a nomination if the Stockholder has notified the Corporation of his, her, or its intention to present a proposal at an

Ex. B-4

annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such Stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a Director.

(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.3 to the contrary, in the event that the number of Directors to be elected to the Board of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (a)(2) of this Section 2.3, and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.3 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of Stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board or any committee thereof or Stockholders pursuant to Section 2.2 hereof, or (2) provided that the Board or Stockholders pursuant to Section 2.2 hereof has determined that Directors shall be elected at such meeting, by any Stockholder of the Corporation who is a Stockholder at the time the notice provided for in this Section 2.3 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.3. In the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more Directors, any such Stockholder entitled to vote in such election of Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Stockholder’s notice required by paragraph (a)(2) of this Section 2.3 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(c) General.

(1) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.3 shall be eligible to be elected at an annual or special meeting of Stockholders to serve as Directors, and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.3. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be

Ex. B-5

brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.3 (including whether the Stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group that solicited) or did not so solicit, as the case may be, proxies or votes in support of such Stockholder’s nominee or proposal in compliance with such Stockholder’s representation as required by clause (a)(2)(C)(vi) of this Section 2.3), and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 2.3, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.3, unless otherwise required by law, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.3, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

(2) For purposes of this Section 2.3, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or other national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3) Notwithstanding the foregoing provisions of this Section 2.3, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.3; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.3 (including paragraphs (a)(1)(C) and (b) hereof), and compliance with paragraphs (a)(1)(C) and (b) of this Section 2.3 shall be the exclusive means for a Stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (a)(2), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2.3 shall be deemed to affect any rights (A) of Stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act, or (B) of the holders of any series of Preferred Stock to elect Directors pursuant to any applicable provisions of the certificate of incorporation.

Section 2.4. Time and Place of Special Meetings. Special meetings of the Stockholders shall be held at such times and at such places as shall be designated in the notices of such meetings.

Section 2.5. Notice of Meetings. Notice of all Stockholders’ meetings shall be given in writing (a) by the President or Secretary or another officer of the Corporation authorized to give such notice, or (b) in case of a special meeting duly requested by Stockholders pursuant to Section 2.2 and for which the President or Secretary has refused to give notice, by the Stockholders entitled to call such meeting. Notice of any Stockholders’ meeting shall state the date and hour when and the place where it is to be held, the record date for determining the Stockholders entitled to

Ex. B-6

vote at such meeting if such date is different from the record date for determining the Stockholders entitled to notice of such meeting, and, in the case of a special meeting, the purpose or purposes for which such meeting is called. Subject to Section 6.3, and unless otherwise required by law, not more than sixty (60) nor less than ten (10) days prior to any such meeting, such notice shall be given to each Stockholder entitled to vote at such meeting as of the record date for determining the Stockholders entitled to notice of the meeting, directed by United States mail, postage prepaid, to such Stockholder’s address as it appears upon the records of the Corporation.

Section 2.6. Record Date. The Board may fix a date, which date shall not precede the date upon which the resolution fixing such date is adopted by the Board and shall not be more than sixty (60) nor less than ten (10) days preceding any meeting of Stockholders, as the record date for the determination of the Stockholders entitled to notice of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the Stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of such meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining Stockholders entitled to notice of and to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which such meeting is held.

Section 2.7. List of Stockholders. The officer who has charge of the Stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the Stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the Stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares of Stock registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting, during ordinary business hours, at the principal place of business of the Corporation. A list of Stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any Stockholder who is present. The stock ledger shall be the only evidence as to who are the Stockholders entitled to vote in person or by proxy at any meeting of Stockholders.

Section 2.8. Voting. Except as may be otherwise required by law, the Certificate of Incorporation, or these Bylaws, (a) every Stockholder shall be entitled to one (1) vote for each share of Stock held of record by such Stockholder on the record date for determining the Stockholders entitled to vote or act by written consent; (b) in all matters other than the election of Directors, the affirmative vote of the majority of shares of Stock present in person or represented by proxy at a Stockholders’ meeting having a quorum and entitled to vote on the subject matter shall be the act of the Stockholders; and (c) Directors shall be elected by a plurality of the votes of the shares of Stock present in person or represented by proxy at a Stockholders’ meeting having a quorum and entitled to vote on the election of Directors.

Section 2.9. Proxies. At any meeting of the Stockholders, any Stockholder entitled to vote thereat may be represented and may vote by duly authorized proxy or proxies. In the event that a Stockholder shall authorize three (3) or more persons to act as proxies, a majority of such persons present at the meeting, or if only one (1) such person shall be present, then that one (1), shall have and may exercise all of the powers conferred by such authorization upon all of the persons so authorized unless the authorization shall otherwise provide.

Ex. B-7

Section 2.10. Quorum. Except as may be otherwise required by law or the Certificate of Incorporation, at any meeting of the Stockholders, the presence in person or by proxy of the holders of record of shares of Stock that would constitute a majority of the votes if all outstanding shares of Stock entitled to vote at such meeting were present and voted shall be necessary to constitute a quorum; provided, however, that, where a separate vote by a class or series of Stock is required, a quorum shall consist of the presence in person or by proxy of the holders of record of shares of Stock that would constitute a majority of the votes of such class or series if all outstanding shares of Stock of such class or series entitled to vote at such meeting were present and voted. In the absence of a quorum and until a quorum is secured, either the chairman of the meeting or a majority of the votes cast at the meeting by Stockholders who are present in person or by proxy may adjourn the meeting, from time to time, without further notice if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken. No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted at the original meeting.

Section 2.11. Adjournment. Any meeting of Stockholders may be adjourned at the meeting from time to time, either by the chairman of the meeting, for an announced proper purpose, or by the Stockholders, for any purpose, to reconvene at a later time and at the same or some other place, and, unless otherwise required by law, notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted at the original meeting.

Section 2.12. Organization of Meetings. Meetings of Stockholders shall be presided over by the chairman of the meeting, who shall be one of the following, here listed in the order of preference: (a) the Chairman; or (b) in the Chairman’s absence, the President; or (c) in the President’s absence, a Vice President; or (d) in the absence of the foregoing officers, a chairman chosen by the Stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in such officer’s absence, the chairman of the meeting shall appoint a secretary of the meeting.

Section 2.13. Conduct of Meetings. Subject to and to the extent permitted by law, the Board may adopt by resolution such rules and regulations for the conduct of meetings of Stockholders as it shall deem appropriate. Except to the extent inconsistent with law or such rules and regulations as adopted by the Board, the chairman of any meeting of Stockholders shall have the right and authority to prescribe such rules, regulations, and procedures, and to do all such acts, as in the judgment of such chairman are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting and announcement of the date and time of the opening and closing of the polls for each matter upon which the Stockholders will vote at the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to Stockholders, their duly authorized proxies, or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; and (f) appointment of inspectors of election and other voting procedures, including those procedures set out in Section 231 of the DGCL. Unless and to the extent determined otherwise by the Board or the chairman of the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Ex. B-8

ARTICLE 3. BOARD OF DIRECTORS

Section 3.1. Number. Except as may be otherwise provided in the Certificate of Incorporation with respect to the rights of holders of any class or series of Stock having a preference over the Common Stock, the entire Board shall consist of one (1) or more Directors, the total number thereof to be authorized first by the incorporator of the Corporation and thereafter from time to time by resolution of the Board. This Section 3.1 shall not be amended except pursuant to (a) the affirmative vote of a majority of the total number of Directors, or (b) the affirmative vote of the holders of record of shares of Stock entitled to at least eighty percent (80%) of the total voting power of the issued and outstanding shares of Stock.

Section 3.2. Term and Qualification. Directors shall hold office until the next annual election and until their successors are elected and qualified, or until their earlier death, resignation, or removal. Directors need not be Stockholders.

Section 3.3. Vacancies. If there be a vacancy on the Board by reason of death, resignation, or otherwise, or if there be any newly created directorships resulting from an increase in the authorized number of Directors, such vacancy or directorship shall be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum. Any Director chosen by reason of such vacancy or such newly created directorship shall hold office until the next annual meeting and until such Director’s successor is elected and qualified, or until such Director’s earlier death, resignation, or removal. This Section 3.3 shall not be amended except pursuant to (a) the affirmative vote of a majority of the total number of Directors, or (b) the affirmative vote of the holders of record of shares of Stock entitled to at least eighty percent (80%) of the total voting power of the issued and outstanding shares of Stock.

Section 3.4. Meetings. The Board may by resolution provide for regular meetings to be held at such times and places as it may determine, and such meetings may be held without further notice. Special meetings of the Board may be called by the Chairman or by the President, or by not less than one-third (1/3) of the Directors then in office. Subject to Section 6.3, notice of the time and place of such meeting shall be given by or at the direction of the person or persons calling the meeting, and shall be delivered personally or telephoned to each Director at least twenty-four (24) hours prior to the time of the meeting, or sent by First Class United States mail, postage prepaid, to each Director at such Director’s address as shown on the records of the Corporation, in which case such notice shall be deposited in the United States mail no later than the fourth (4th) business day preceding the day of the meeting. Unless otherwise specified in the notice of a special meeting, any and all business may be transacted at such meeting.

Section 3.5. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all the Directors or all members of the committee, as the case may be, consent thereto in writing or by electronic transmission, and such writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee, as the case may be.

Section 3.6. Quorum. At any meeting of the Board, the presence of (a) a majority of the Directors then in office or (b) one-third (1/3) of the total number of Directors, whichever is greater, shall be necessary to constitute a quorum for the transaction of business. Notwithstanding the foregoing, if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without further notice if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken.

Ex. B-9

Section 3.7. Vote Necessary to Act and Participation by Conference Telephone. The vote of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board, except as may otherwise be provided by law, the Certificate of Incorporation, or these Bylaws. Participation in a meeting by conference telephone or similar means by which all participating Directors can hear each other shall constitute presence in person at such meeting.

Section 3.8. Executive and Other Committees.

(a) The Board may by resolution designate an Executive Committee and/or one or more other committees, each committee to consist of two (2) or more Directors, except that the Executive Committee, if any, shall consist of not less than (3) Directors. Any such committee, to the extent provided in such resolution or in these Bylaws, shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the Corporation, except in reference to powers or authority expressly forbidden such committee by law, and may authorize the seal of the corporation to be fixed to all papers that may require it.

(b) During the intervals between meetings of the Board, the Executive Committee, unless restricted by resolution of the Board, shall possess and may exercise, under the control and direction of the Board, all of the powers of the Board in the management and control of the business of the Corporation to the fullest extent permitted by law. All action taken by the Executive Committee shall be reported to the Board at its first meeting thereafter and shall be subject to revision or rescission by the Board; provided, however, that rights of third parties shall not be affected by any such action by the Board.

(c) If any member of any such committee other than the Executive Committee is absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member.

(d) Any such committee shall meet at stated times or on notice to all of its own number. It shall fix its own rules of procedure. A majority shall constitute a quorum, but the affirmative vote of a majority of the whole committee shall be necessary to act in every case.

Section 3.9. Indemnification.

(a) Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such director, officer, employee, or agent, or in any other capacity while serving as such director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation

Ex. B-10

to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, other expenses and losses, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a Director, officer, employee, or agent, and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 3.9 shall be a contract right and shall include the right of a Director or officer to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a Director or officer in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, which undertaking shall itself be sufficient without the need for further evaluation of any credit aspects of the undertaking or with respect to such advancement, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined by a final, non-appealable order of a court of competent jurisdiction that such Director or officer is not entitled to be indemnified under this Section 3.9 or otherwise.

(b) If a claim under Section 3.9(a) is not paid in full by the Corporation within sixty (60) days after a written claim, together with reasonable evidence as to the amount of such claim, has been received by the Corporation, except in the case of a claim for advancement of expenses (including attorneys’ fees), in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense, including attorneys’ fees, of prosecuting such suit. It shall be a defense to any such suit, other than a suit brought to enforce a claim for expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation, that the claimant has not met the standards of conduct that make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board or a committee thereof, independent legal counsel, or the Stockholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including the Board or a committee thereof, independent legal counsel, or the Stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that the claimant has not met the applicable standard of conduct. In any suit brought by an indemnitee to enforce a right to indemnification or to advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to such indemnification, or to such advancement of expenses, under this Section 3.9 or otherwise shall be on the Corporation.

Ex. B-11

(c) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 3.9 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, or vote of Stockholders or disinterested Directors, or otherwise.

(d) The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL.

(e) In the case of a claim for indemnification or advancement of expenses against the Corporation under this Section 3.9 arising out of acts, events, or circumstances for which the claimant, who was at the relevant time serving as a director, officer, employee, or agent of any other entity at the request of the Corporation, may be entitled to indemnification or advancement of expenses pursuant to such other entity’s certificate of incorporation, bylaws, or other governing document, or a contractual agreement between the claimant and such entity, the claimant seeking indemnification or advancement of expenses hereunder shall first seek indemnification or advancement of expenses pursuant to any such governing document or agreement. To the extent that amounts to be paid in indemnification or advancement to a claimant hereunder are paid by such other entity, the claimant’s right to indemnification and advancement of expenses hereunder shall be reduced.

Section 3.10. Removal. Except as may be otherwise provided in the Certificate of Incorporation with respect to the rights of holders of any class or series of Stock having a preference over the Common Stock, Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of record of shares of Stock that would constitute a majority of the votes if all outstanding shares entitled to vote thereon were voted.

Section 3.11. Chairman. The Board shall elect a Chairman from among the Directors. The Chairman shall preside at all meetings of the Board and shall perform such other duties as may be directed by resolution of the Board or as otherwise set forth in these Bylaws.

ARTICLE 4. OFFICERS

Section 4.1. Officers. The Corporation shall have a President, a Secretary, and a Treasurer, all of whom shall be chosen by the Board. The Corporation may also have one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may deem advisable, all of whom shall be chosen by the Board. Any two (2) or more offices may be held by the same person. All officers shall hold office for one (1) year and until their successors are selected and qualified, unless otherwise specified by the Board; provided, however, that any officer shall be subject to removal at any time by the affirmative vote of a majority of the total number of Directors. The officers shall have such powers and shall perform such duties, executive or otherwise, as from time to time may be assigned to them by the Board and, to the extent not so assigned, as generally pertain to their respective offices, subject to the control of the Board.

Section 4.2. President. The President shall be the chief executive officer of the Corporation and shall have such other powers and shall perform such other duties as may be assigned by the Board.

Ex. B-12

Section 4.3. Vice President. The Vice President, or, if there be more than one (1), the Vice Presidents, in order of their seniority by designation (or if not designated, in order of their seniority of election), shall perform the duties of the President during the President’s absence or disability to act. The Vice Presidents shall have such other powers and shall perform such other duties as may be assigned by the Board or the Executive Committee.

Section 4.4. Secretary. The Secretary shall issue notices of all meetings for which notice is required to be given, shall keep the minutes thereof, shall have charge of the corporate seal and corporate record books, shall cause to be prepared for each meeting of Stockholders the list of Stockholders referred to in Section 2.7, and shall have such other powers and shall perform such other duties as may be assigned by the Board or the Executive Committee.

Section 4.5. Treasurer. The Treasurer shall have the custody of all moneys and securities of the Corporation, and shall keep adequate and correct accounts of the Corporation’s business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, statutory capital, and shares. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer in such depositories as the Board may from time to time designate. The Treasurer shall have such other powers and shall perform such other duties as may be assigned by the Board or the Executive Committee.

Section 4.6. Assistant Secretary. The Assistant Secretary shall perform all the duties of the Secretary in case of the absence or disability of the Secretary, and shall have such other powers and shall perform such other duties as may be assigned by the Board or the Executive Committee.

Section 4.7. Assistant Treasurer. The Assistant Treasurer shall perform all the duties of the Treasurer in case of the absence or disability of the Treasurer, and shall have such other powers and shall perform such other duties as may be assigned by the Board or the Executive Committee.

Section 4.8. Other Officers. Other officers of the Corporation shall have such powers and shall perform such duties as may be assigned by the Board or the Executive Committee.

Section 4.9. Authority to Sign. Except as otherwise specifically provided by the Board or the Executive Committee, checks, notes, drafts, contracts, and other instruments authorized by the Board or the Executive Committee may be executed and delivered in the name and on behalf of the Corporation by the Chairman, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer.

ARTICLE 5. STOCK

Section 5.1. Certificates. Shares of Stock shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of Stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of record of Stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares of Stock owned by such holder. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Ex. B-13

Section 5.2. Lost, Stolen, or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of Stock in the place of any certificate theretofore issued by it and alleged to have been lost, stolen, or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

ARTICLE 6. MISCELLANEOUS

Section 6.1. Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board.

Section 6.2. Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.

Section 6.3. Waiver of Notice of Meetings of Stockholders, Directors, and Committees. Any waiver of notice given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, and does object, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Stockholders, Directors, or members of a committee of the Board need be specified in a waiver of notice.

ARTICLE 7. CONSTRUCTION AND DEFINED TERMS

Section 7.1. Construction. As appropriate in context, whenever the singular number is used in these Bylaws, the same includes the plural, and whenever the plural number is used in these Bylaws, the same includes the singular. As used in these Bylaws, each of the neuter, masculine, and feminine genders includes the other two genders. As used in these Bylaws, “include,” “includes,” and “including” shall be deemed to be followed by “without limitation”.

Section 7.2. Defined Terms. As used in these Bylaws,

“Board” means the board of directors of the Corporation.

“Bylaws” means these bylaws of the Corporation, as the same may be amended from time to time.

“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as the same may be amended from time to time.

“Common Stock” means the common stock of the Corporation, par value Ten Cents ($0.10) per share.

Ex. B-14

“Corporation” means GenCorp Inc.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“DGCL” means the General Corporation Law of the State of Delaware, as the same may be amended from time to time.

“Director” means a member of the Board.

“Stock” means the authorized capital stock of the Corporation.

“Stockholder” means a holder of record of shares of Stock. For the avoidance of doubt, the existence of treasury shares of Stock shall not cause the Corporation to be a Stockholder.

Ex. B-15

Exhibit C to Appendix A

INDEMNIFICATION AGREEMENT

THIS AGREEMENT (the “Agreement”) is made this     day of                 2014 by and between GenCorp, Inc., a Delaware corporation (“GenCorp”), and                     (“Indemnitee”).

RECITALS

WHEREAS, Indemnitee is a [director/officer] of GenCorp; and

WHEREAS, it is in the best interests of GenCorp and its stockholders that Indemnitee continue in Indemnitee’s service to GenCorp as such [director/officer], and that Indemnitee be insulated from the litigation risks associated with such service as permitted under Delaware law and the Certificate of Incorporation of GenCorp (the “Certificate of Incorporation”); and

WHEREAS, to induce Indemnitee to continue in such service, GenCorp wishes to provide, pursuant to Section 145(f) of the General Corporation Law of the State of Delaware (the “DGCL”) and Paragraph (C) of Article Eighth of the Certificate of Incorporation, the indemnification and other rights set forth herein, in addition to and independent of any such rights that Indemnitee may have under the DGCL, the Certificate of Incorporation, the Bylaws of GenCorp (the “Bylaws”), or otherwise (subject, however, to Section 14 of this Agreement),

NOW, THEREFORE, GenCorp and Indemnitee, for and in consideration of the mutual promises and covenants set forth herein and intending to be legally bound hereby, agree as follows:

1. Indemnification. If Indemnitee was or is made a party to, threatened to be made a party to, or involved as a party, witness, or otherwise in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that Indemnitee is or was a director or officer of GenCorp (any such action, suit, or proceeding, a “Proceeding”), Indemnitee shall be indemnified and held harmless by GenCorp against all expense, liability, and loss (including attorneys’ fees, judgments, fines, other expenses and losses, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) (all such expense, liability, and loss, “Losses”) reasonably incurred or suffered by Indemnitee in connection therewith, and such indemnification shall continue as to Indemnitee after Indemnitee shall have ceased to be such director or officer of GenCorp, and shall inure to the benefit of Indemnitee’s heirs, executors, and administrators.

2. Advance Indemnification. GenCorp shall pay to or on behalf of Indemnitee the expenses (including attorneys’ fees) incurred by Indemnitee in any Proceeding, in advance of its final disposition, upon GenCorp’s receipt from or on behalf of Indemnitee of reasonable evidence of such expenses, together with a written undertaking by Indemnitee to repay all amounts so advanced if it shall ultimately be determined by a final, non-appealable order of a court of competent jurisdiction that Indemnitee is not entitled to be indemnified under this Agreement. If, and to the extent that, such ultimate determination is made, GenCorp shall be entitled to reimbursement by Indemnitee of any amounts paid in advance toward such indemnification pursuant to this Section 2.

3. Limitation. The indemnification rights afforded by this Agreement are intended to provide for indemnification, including advance indemnification, of Indemnitee by GenCorp to the fullest extent permitted by the DGCL; provided, however, that except as provided in Section 5 of this Agreement, GenCorp shall indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of GenCorp.

4. Subrogation. In the event and to the extent that Indemnitee receives indemnification or advance indemnification hereunder, (a) GenCorp shall be subrogated, to the fullest extent permitted by Delaware law, to any right of action that Indemnitee may have against any third person respecting the loss so indemnified or the expenses so advanced, and (b) Indemnitee shall hold in trust for, and pay to, GenCorp any amounts that Indemnitee may recover in damages or settlement from any third person respecting the loss so indemnified or the expenses so advanced.

Ex. C-1

5. Right to Bring Action. If an amount due under Section 1 or 2 of this Agreement is not paid in full by GenCorp within sixty (60) days (or, in the case of an amount due under Section 2, within twenty (20) days) after a written claim, together with reasonable evidence as to the amount of such claim and the written undertaking required under Section 2, if applicable, has been received by GenCorp, Indemnitee may at any time thereafter bring suit against GenCorp to recover the unpaid amount of the claim, and Indemnitee shall also be entitled to be paid the expense, including reasonable attorneys’ fees, of prosecuting such suit. In any suit brought by Indemnitee to enforce a right to indemnification or to advance indemnification under this Agreement, or by GenCorp to enforce a right to reimbursement of advanced amounts under this Agreement, the burden of proving that Indemnitee is not entitled to such indemnification or advance indemnification shall be on GenCorp.

6. Non-Exclusivity. The rights provided to Indemnitee in Sections 1, 2, and 3 of this Agreement shall supplement, and not supersede or supplant, (a) any insurance that GenCorp may have heretofore purchased and maintained on behalf of Indemnitee or may later purchase and maintain on behalf of Indemnitee, or (b) any right to indemnification or advance indemnification under the Certificate of Incorporation or Bylaws, or any statute or agreement, or otherwise, but only insofar as the Certificate of Incorporation, the Bylaws, such statute or agreement, or such other source may provide broader indemnification or advance indemnification rights than are provided herein.

7. Non-Assignment. This Agreement and the parties’ obligations hereunder are non-assignable and non-transferable by either party without the prior written consent of the other party.

8. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without regard to principles of conflict of laws to the extent that such principles would cause the laws of any other jurisdiction to apply.

9. Consent to Jurisdiction; Service of Process. Each of the parties consents to the personal jurisdiction of, and the laying of venue in, the courts of the State of Delaware, as to any action or proceeding relating to the enforcement, interpretation, or validity of this Agreement. Each of the parties hereby consents that, in any such action or proceeding, process may be validly served upon such party by delivery in person, by certified mail, return receipt requested, or by Federal Express or a comparable overnight delivery service providing a record of receipt, in each case to the address set forth in Section 10 of this Agreement.

10. Notices.

(a) Any written notice, offer, demand, claim, undertaking, invoice, or communication required or permitted to be given or submitted under any provision of this Agreement shall be deemed to have been given or submitted only if (i) personally delivered; (ii) mailed by certified mail, return receipt requested; or (iii) sent by Federal Express or a comparable overnight delivery service providing a record of receipt, in each case to the party’s address as set forth below:

If to Indemnitee:

If to GenCorp:

Ex. C-2

(b) Notices delivered personally or sent by overnight delivery shall be effective upon delivery. Notices mailed by certified mail, return receipt requested, shall be effective three (3) days after deposit with the United States Postal Service.

(c) Either party may change such party’s address for purposes of this Agreement by giving written notice of such change to the other party in the manner hereinbefore provided for the giving of notice.

11. Severability. If any covenant, condition, term, or provision of this Agreement is found to be illegal by a court of competent jurisdiction, or if the application thereof to any person or any circumstance shall to any extent be determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement, or the application of such covenant, condition, term, or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby but shall be valid and enforceable to the fullest extent permitted by law.

12. Survival. Each party agrees that such party’s obligations hereunder shall survive the termination of Indemnitee’s service as a director or officer of GenCorp.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

14. Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning its subject matter, and it replaces all earlier agreements between them, whether written or oral, concerning its subject matter.

15. Section Headings. The section headings in this Agreement are inserted for convenience only and do not define or limit the scope, extent, or intent of this Agreement or any of the provisions hereof.

IN WITNESS WHEREOF, each party has executed this Agreement effective as of the date and year first above written.

INDEMNITEE
Name:

GENCORP INC.

By:
Name:
Title:

Ex. C-3

APPENDIX B

OHIO CERTIFICATE OF CONVERSION

B-1

Jon HustedOhio secretary of state180 East Broad Street, Suite 103 (ground floor) . Columbus, ohio 43215 Toll Free: (877) SOS-FILE (767-3453) Central Ohio: (614) 466-3910www.ohiosecretaryofstate.gov . busserv@ohiosecretaryofstate.govPlease return the approval certificate to:Name: GenCORP Inc. (Individual or Business Name)To the attention of:Christopher C. Cambria(If necessary)Address: P.O Box 537012City: SacramentoState: californiaZIP Code: 95853Phone Number:E-mail Address: Christopher C. Cambria@gencorp.comCheck here if you would like to receive important notices via e-mail from the Ohio Secretary of State’soffice regarding Business Services.Check here if you would like to be signed up for our Filing Notification System for the business entitybeing created or updated by filing this form. This is a free service provided to notify you via e-mail whenany document is filed on your business record.Type of Service Being Requested: (PLEASE CHECK ONE BOX BELOW) Regular Service: Only the filing fee listed on page one of the form is required and the filing will be processed in approximately 3-7 business days. The processing time may vary based on the volume of filings received by our office.Expedite Service 1: By including an Expedite fee of $100.00, in addition to the regular filing fee on page one of the form, the filing will be processed within 2 business days after it is received by our office. Expedite Service 2: By including an Expedite fee of $200.00, in addition to the regular filing fee on page one of the form, the filing will be processed within 1 business day after it is received by our office.This service is only available to walk-in customers who hand deliver the document to the Client Service Center. Expedite Service 3: By including an Expedite fee of $300.00, in addition to the regular filing fee on page one of the form, the filing will be processed within 4 hours after it is received by our office, if received by 1:00 p.m. This service is only available to walk-in customers who hand deliver the document to the Client Service Center. Preclearance Filing: For the purpose of advising as to the acceptability of the proposed filing, a form that is to be submitted at a later date for processing may be submitted for examination for a fee of $50.00. The Preclearance will be complete within 1-2 business days.

Form 700 Prescribed by:

JON HUSTED
Ohio Secretary of State

Makes checks payable to Ohio Secretary of State

Mail this form to one of the following:
Regular Filing (non expedite)
P.O. Box 1329
Columbus, OH 43216

Filing Fee: $125

(CHECK ONLY ONE (1) BOX)

Name of the converting entity: GenCorp Inc.

Jurisdiction of Formation: Ohio

Charter/Registration Number: 37149

- [x] Domestic Corporation (For-Profit or Nonprofit)
- [ ] Foreign Corporation (For-Profit or Nonprofit)
- [ ] Domestic Nonprofit Limited Liability Company
- [ ] Foreign Nonprofit Limited Liability Company
- [ ] Domestic For-Profit Limited Liability Company
- [ ] Foreign For-Profit Limited Liability Company
- [ ] Partnership
- [ ] Domestic Limited Partnership
- [ ] Foreign Limited Partnership
- [ ] Domestic Limited Liability Partnership
- [ ] Foreign Limited Liability Partnership

The converting entity hereby states that it has complied with all laws in the jurisdiction under which it exists and that those laws permit the conversion.

Form 700 Prescribed Jon Husted Ohio secretary of state Central Ohio: (614) 466-3910 Toll Free: (877) SOS-FILE (767-3453) www.ohiosecretaryofstate.gov. busserv@ohiosecretaryofstate.gov Makes checks payable to OhioSecretary of State Mail is form to one of the following: Regular Filing (nonexpedite) P.O. Box 1329 Columbus, OH4321 6 Expedite Filing (Two-business day processing time requires an additional $100.00). P.O. Box 1390 Columbus, OH 43216 Certificate for Conversion for Entities Converting Within or Off the Records of the Ohio Secretary of State Filing Fee: $125 (CHECK ONLY ONE (1) BOX) (1) Converting Within The Records of the Ohio (2) Converting Off The Records of the Ohio Se cretary of State Secretary of State (187-VXX) Name of the converting entity Jurisdiction of Formation Charter/Registration Number The converting entity is a: (Check Only (1) One Box) Domestic Corporation (For-Profitor Non profit) Partnership Foreign Corporation (For-Profit or Nonprofit) Domestic Limited Partnership Domestic Nonprofit Limited L iability Company Foreign Limited Partnership Foreign Nonprofit Limited Liability Company Domestic Limited Liability Partnership Domestic For-Profit Limited Liability Company Foreign Limited Liability Partnership Foreign For-Profit Limited Liability Company The converting entity here by states that it has complied with alllawsin the jurisdiction under which it exists and that those laws permit the conversion.

Form 700	Page 1 of 5	Last Revised: 9/30/13

Name of the converted entity Jurisdiction of Formation The converted entity is a: (Check Only (1) One Box) Domestic Corporation (For-Profit) PartnershipForeign Corporation (For-Profit or Nonprofit) Domestic Limited Partnership Domestic Nonprofit Limited Liability Company Foreign Limited Partnership Foreign Nonprofit Limited Liability Company Domestic Limited Liability Partnership Domestic For-Profit Limited Liability Company Foreign Limited Liability Partnership Foreign For-Profit Limited Liability CompanyEffective Date (The conversion is effective upon the filing of this certificate or on a later date (Optional) specified in the certificate) Name and address of the person or entity that will provide a copy of the declaration of conversion upon written request. NameMailing AddressCity State Zip CodeRequired information that must accompany conversion certificate if box 2 is checkedIf the converting entity is a domestic or foreign entity that will not be licensed in Ohio, provide the name and address of the statutory agent upon whom any process, notice or demand may be served. Name of Statutory Agent Mailing Address City State Zip Code If the agent is an individual using a P.O. Box, check this box to confirm that the agent is an Ohio resident. See instructions for additional filing requirements if (1) the conversion creates a new domestic entity, (2) the converted entity is a foreign entity that desires to transact business in Ohio; or (3) if a domestic corporation or foreign corporation licensed in Ohio is the converting entity.

Form 700	Page 2 of 5	Last Revised: 9/30/13

IN WITNESS WHEREOF, the conversion is authorized on behalf of the converting entity and that each person signing the certificate of conversion is authorized to do so. Required Must be signed by an authorized representative. SignatureBy (if applicable) Print Name Signature By (if applicable) Print Name SignatureBy (if applicable)Print Name

Form 700	Page 3 of 5	Last Revised: 9/30/13

Complete the information in this section. AFFIDAVIT In lieu of dissolution releases from various governmental authorities. Name of Corporation The undersigned, being first duly sworn, declares that on the dates indicated below, each of the named state governmental agencies was advised IN WRITING of the scheduled date of filing of the Certificate and was advised IN WRITING of the acknowledgement by the corporation of the applicability of the provisions of section 1701.95 of the ORC. Agency Date Notified Agency Date Notified Ohio Bureau of Workers’ Ohio Job & Family Services Compensation Status and Liability Section 30 W. Spring Street Data Correspondence Control Columbus, Ohio 43215 Fax: 614-752-4811 Phone: 614-466-2319 *Only required for domestic for-profit corporations Overnight: Regular: P.O. Box 182413 P.O. Box 182413 Columbus, OH 43218-2413 Columbus, OH 43218-2413 Agency Date Notified The corporation is not required to pay or the Ohio Department of Taxation department of taxation has not assessed any Taxpayer Services Division/Tax Release Unit personal property tax.PO Box 182382 Columbus, OH 43218-2382 Dissolution@tax.state.oh.us *Complete this date notified field only if the corporation is a domestic non-profit corporation or foreign corporation. [see* note below] *Note: Domestic for-profit corporations must submit with this filing a Certificate of Tax Clearance issued by the Ohio Department of Taxation. Note: This affidavit must be signed by one or more persons executing the certificate or by an officer of the corporation. Signature Title Name Mailing Address Zip Code City State Acknowledged before me and subscribed in my presence on Date Seal Commission Expires Notary Public Date

Form 700	Page 4 of 5	Last Revised: 9/30/13

AFFIDAVIT OF PERSONAL PROPERTY

State of [ ]

County of [ ]

Christopher C. Cambria
Name of Officer

VP, General Counsel & Secretary
Title of Officer

of

GenCorp Inc.
Name of Corporation

and that this affidavit is made in compliance with Section 1701.86(H)(1) of the Ohio Revised Code.

Signature: [ ] Title: [ ]

Christopher C. Cambria

Acknowledged before me and subscribed in my presence on

Date [ ]

Seal

Notary Public

Expiration date of Notary Public's Commission

Date [ ]

AFFIDAVIT OF PERSONAL PROPERTY State of County of Name of Officer of Title of Officer Name of Corporation and that this affidavit is made in compliance with Section of the Ohio Revised Code. That above-named corporation: (Check one (1) of the following) Has no personal property in any county in OhioIs the type required to pay personal property taxes to state authorities only Has personal property in the following county (ies) Signature: Title:Acknowledged before me and subscribed in my presence on Date Seal Notary PublicExpiration date of Notary Public’s CommissionDate

Form 700	Page 5 of 5	Last Revised: 9/30/13

Instructions for Certificate of Conversion For Entities Converting

WITHIN or OFF the Records of the Ohio Secretary of State

This form should be used to file a certificate of conversion to document that an entity converted “within (entities already on record with our office and remaining on record following the conversion filing)” or “off (entities already on record with our office who will no longer be on record following the conversion filing)” the records of the Ohio Secretary of State.

Converting Entity Information

Pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310, the certificate of conversion must set forth the name of the converting entity, the jurisdiction of formation of the converting entity and the form of the converting entity. The authorized representative signing the certificate on behalf of the converting entity agrees that the converting entity has complied with all of the laws under which it exists and that the laws permit the conversion.

Converted Entity Information

You must state the name of the converted (resulting) entity, the converted entity’s jurisdiction of formation and the form of the converted entity.

Effective Date

The effective date of the conversion may be on or after the date of filing of the certificate pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310. If no date is specified, the effective date will be the date of filing.

Name and Mailing Address

Please provide the name and mailing address of the person or entity that is to provide a copy of the declaration of conversion in response to any written request made by a shareholder, partner, or member of the converting entity.

Original Appointment of Statutory Agent and Acceptance of Appointment

Pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310, if the converted entity is a foreign entity that will not be licensed in this state, a statutory agent must be appointed to accept service of process on behalf of the entity. The statutory agent must be one of the following: (1) an Ohio resident; (2) an Ohio corporation; or (3) a foreign corporation that is licensed to do business in Ohio. An individual agent using a P.O. Box address must check the appropriate box to confirm that he or she is an Ohio resident. If the agent is a foreign corporation, the corporation may need to satisfy additional requirements to serve as a statutory agent. (Please see Ohio Revised Code §§1701.07, 1702.06, 1705.06, 1776.07 or 1782.04 for more information).

Additional Requirements

Filing a New Domestic Business Entity (for conversions within records only)

Pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310, if the conversion results in a new domestic corporation, limited liability company, limited partnership, or other partnership, any organizational document required to be filed to create that type of entity shall be filed with the certificate of conversion. There is no additional fee to file the organizational document(s).

Form 700	Last Revised: 9/30/13

Filing for a Foreign License to Transact Business in Ohio (for conversions within records only)

If the converted entity is a foreign entity that desires to transact business in Ohio, the certificate of conversion shall be accompanied by the information required by division (B)(7), (8), (9), or (10) of section 1701.791, 1705.37, 1776.69 or 1782.432 of the Ohio Revised Code.

Requirements of Corporations (Domestic or Foreign) Converting Off the Records

If a foreign or domestic corporation licensed in Ohio is a converting entity and the converted entity is not a foreign or domestic corporation to be licensed in Ohio, Ohio Revised Code §§1701.81 requires that additional information be submitted with the certificate.

A domestic corporation must provide the affidavits, receipts, certificates or other evidence required by Ohio Revised Code §§1701.86(H). A foreign corporation must submit the affidavits, receipts, certificates or other evidence required by Ohio Revised Code §§1703.17 (C) or (D) if they are the converting entity. The required affidavits are attached to this form for your convenience.

Additional Provisions

If the information you wish to provide for the record does not fit on the form, please attach additional provisions on a single-sided, 8 1/2 x 11 sheet(s) of paper.

Signature(s)

After completing all information on the filing form, please make sure that the form is signed by at least one authorized representative on behalf of the converting entity. By signing each authorized representative states that the conversion is authorized on behalf of the converting entity and that he or she is authorized to sign the certificate on behalf of the converting entity. Please include the title of each authorized representative beneath the signature line.

**Note: Our office cannot file or record a document that contains a social security number or tax identification number. Please do not enter a social security number or tax identification, in any format, on this form.

Form 700	Last Revised: 9/30/13

APPENDIX C

CERTIFICATE OF CONVERSION

OF

GENCORP INC.

(an Ohio corporation)

to

GENCORP INC.

(a Delaware corporation)

Pursuant to Section 265 of the Delaware General Corporation Law

1)	The jurisdiction where the Non-Delaware Corporation first formed is Ohio.

2)	The jurisdiction immediately prior to filing this Certificate of Conversion is Ohio.

3)	The date the Non-Delaware Corporation first formed is September 24, 1915.

4)	The name of the Non-Delaware Corporation immediately prior to filing this Certificate of Conversion is GenCorp Inc.

5)	The name of the Corporation as set forth in the Certificate of Incorporation is GenCorp Inc.

IN WITNESS WHEREOF, the undersigned, being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate of Conversion on the     day of [     ], 2014.

C-1

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: To vote by Internet 1) Read the Proxy Statement and have this card at hand. 2) Go to www.proxyvote.com 3) Follow the on-line instructions. To vote by Telephone 1) Read the Proxy Statement and have this card at hand. 2) Call toll-free at 1-800-690-6903 3) Follow the recorded instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on this card. 3) Sign, date and return the card in the enclosed envelope provided. If you vote by Internet or Telephone, please do not mail your card. FIDELITY INVESTMENTS P.O. BOX 9112 FARMINGDALE, NY 11735 2. To consider and approve the reincorporation of the company from the state of Ohio to the state of Delaware. NOTE: To consider and act on such other business as may properly be brought before the meeting or any adjournments or postponements thereof. 3. To consider and approve an advisory resolution regarding the compensation of GenCorp’s Named Executive Officers. 4. To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the company for the fiscal year ending November 30, 2014. M65022-Z62124 GENCORP INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 01) Thomas A. Corcoran 02) James R. Henderson 03) Warren G. Lichtenstein 04) David A. Lorber 05) Merrill A. McPeak 06) James H. Perry 07) Scott J. Seymour 08) Martin Turchin Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain For All Withhold All For All Except 1. Election of Directors Nominees:
Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. Please fold and detach card at perforation before mailing M65023-Z62124 GENCORP INC. ANNUAL MEETING OF SHAREHOLDERS-MARCH 20, 2014 THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY ON BEHALF OF THE GENCORP INC. BOARD OF DIRECTORS As a participant in the GenCorp Retirement Savings Plan, you have the right to instruct Fidelity Management Trust Company, as trustee for the plan, to vote the shares of GenCorp attributable to your plan account as you have directed at the Annual Meeting of Shareholders to be held on March 20, 2014. Your voting instructions will be tabulated confidentially. Only Fidelity will have access to your individual voting instructions. Unless otherwise required by law, the shares attributable to your plan account will be voted as directed; if no direction is made, if the card is not signed, or if the card is not received by March 17, 2014, the shares attributable to your plan account will be voted in the same proportion as shares for which the trustee has received voting instructions.

GENCORP INC. REBECCA A. BAUER P.O. BOX 537012
SACRAMENTO, CA 95853-7012
1
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
NAME
THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K
CONTROL # 000000000000
SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

x
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
01 Thomas A. Corcoran 02 James R. Henderson 03 Warren G. Lichtenstein 04 David A. Lorber 05 Merrill A. McPeak
06 James H. Perry 07 Scott J. Seymour 08 Martin Turchin
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2 To consider and approve the reincorporation of the company from the State of Ohio to the State of Delaware.
3 To consider and approve an advisory resolution regarding the compensation of GenCorp’s Named Executive Officers.
4 To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the company for the fiscal year ending November 30, 2014.
NOTE: To consider and act on such other business as may properly be brought before the meeting or any adjournments or postponements thereof.
For Withhold For All All All Except
0 0 0
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
For Against Abstain
0 0 0 0 0 0 0 0 0
0000189646_1 R1.0.0.51160
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
JOB #
Signature (Joint Owners) Date
SHARES CUSIP # SEQUENCE #
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report 10-K Wrap is/are available at www.proxyvote.com .
GENCORP INC.
PROXY FOR HOLDERS OF COMMON STOCK SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Kathleen E. Redd and Christopher C. Cambria, and each of them, his or her proxy, with the power of substitution, to vote all shares of Common Stock of GenCorp which the undersigned is entitled to vote at the annual meeting of shareholders to be held at the Omni Berkshire Place, 21 East 52nd Street, New York, New York on March 20, 2014 at 9:00 a.m. local time, and at any adjournments or postponements thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgment on matters incident to the conduct of the meeting and on such other matters as may properly come before the meeting.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES IN PROPOSAL 1; FOR PROPOSALS 2,
3 AND 4, AND IN ACCORDANCE WITH THE PROXYHOLDERS’ SOLE JUDGMENT ON MATTERS
INCIDENT TO THE CONDUCT OF THE MEETING AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
Continued and to be signed on reverse side
0000189646_2 R1.0.0.51160

GENCORP INC. REBECCA A. BAUER P.O. BOX 537012
SACRAMENTO, CA 95853-7012
1
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
NAME
THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K
CONTROL # 000000000000
SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

x
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
01 Thomas A. Corcoran 02 James R. Henderson 03 Warren G. Lichtenstein 04 David A. Lorber 05 Merrill A. McPeak
06 James H. Perry 07 Scott J. Seymour 08 Martin Turchin
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2 To consider and approve the reincorporation of the company from the State of Ohio to the State of Delaware.
3 To consider and approve an advisory resolution regarding the compensation of GenCorp’s Named Executive Officers.
4 To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the company for the fiscal year ending November 30, 2014.
NOTE: To consider and act on such other business as may properly be brought before the meeting or any adjournments or postponements thereof.
For Withhold For All All All Except
0 0 0
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
For Against Abstain
0 0 0 0 0 0 0 0 0
0000189646_1 R1.0.0.51160
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
JOB #
Signature (Joint Owners) Date
SHARES CUSIP # SEQUENCE #
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report 10-K Wrap is/are available at www.proxyvote.com .
GENCORP INC.
PROXY FOR HOLDERS OF COMMON STOCK SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Kathleen E. Redd and Christopher C. Cambria, and each of them, his or her proxy, with the power of substitution, to vote all shares of Common Stock of GenCorp which the undersigned is entitled to vote at the annual meeting of shareholders to be held at the Omni Berkshire Place, 21 East 52nd Street, New York, New York on March 20, 2014 at 9:00 a.m. local time, and at any adjournments or postponements thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgment on matters incident to the conduct of the meeting and on such other matters as may properly come before the meeting.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES IN PROPOSAL 1; FOR PROPOSALS 2,
3 AND 4, AND IN ACCORDANCE WITH THE PROXYHOLDERS’ SOLE JUDGMENT ON MATTERS
INCIDENT TO THE CONDUCT OF THE MEETING AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
Continued and to be signed on reverse side
0000189646_2 R1.0.0.51160